SEMIANNUAL REPORT TO SHAREHOLDERS


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                               [GUARDIAN LOGO]

                                          GUARDIAN
                                          SEMIANNUAL
                                          REPORT TO
                                          SHAREHOLDERS

                                          June 30, 1999

                          THE PARK AVENUE PORTFOLIO(R)






                                          The Guardian Park Avenue Fund(R)

                                          The Guardian Park Avenue
                                          Small Cap Fund(SM)

                                          The Guardian Asset
                                          Allocation Fund(SM)

                                          The Guardian Baillie Gifford
                                          International Fund(SM)

                                          The Guardian Baillie Gifford
                                          Emerging Markets Fund(SM)

                                          The Guardian Investment
                                          Quality Bond Fund(SM)

                                          The Guardian High Yield
                                          Bond Fund(SM)

                                          The Guardian
                                          Tax-Exempt Fund(SM)

                                          The Guardian Cash
                                          Management Fund(SM)

                                  [BLANK PAGE]

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DEAR SHAREHOLDER:

                           MYOPIA VS. THE BIG PICTURE

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Frank J. Jones, Ph.D
Chief Investment Officer,
Co-Portfolio Manager
The Guardian Park
Avenue Fund

     The major peril in writing a comment such as this is that during the time between my writing it and your reading it, the message becomes dated or even obsolete. This author has frequently been a victim to this peril. Perhaps uncharacteristically, this comment attempts to focus on the big picture underlying the economy and the bond and stock markets, and not myopically on the ephemeral data hitting the tape each minute of the hour and day.

     To begin with some perspective, the current economic expansion began during April 1991, making it the longest peacetime expansion since World War II. The current bull market in stocks began, by some measures, during September 1990. Obviously, on an historical basis the end of either would not be premature.

     First, the background for this discussion. The Federal Reserve Board (Fed) eased interest rates three times by a total of 0.75% during late 1998 due to concerns about credit stress in the U.S. and international economic weakness. During 1999, the economy has been unexpectedly strong, the bond markets unexpectedly weak (higher yields), and the stock market mixed (the Dow (DJIA)(1) and NASDAQ(2) have been strong, small cap stocks weak and the Standard & Poor's 500 (S&P 500) Index(3) somewhere in between). The Fed, in general, and Alan Greenspan, in particular, have been concerned about the effect of strong economic growth on labor costs and inflation, even though neither of these have evidenced themselves yet.

     In this vein, the Fed "took back" one of the three previous easings by raising rates by 0.25% on June 30. During August--the time of this writing--bond yields had increased to their highest levels since November 1997 and the S&P 500 had declined by approximately 8% from its high of 1419 on July 16. During late July/early August, there were announcements of lower productivity and higher wage increases during the second quarter of 1999, adding to the Fed concerns. The former was particularly troublesome because Greenspan has rationalized the length and strength of the non-inflationary expansion on the basis of the high productivity resulting from innovations in technology and communications.

     Considering the big picture, what factors typically end expansions? The most common cause is developing or actual inflation which prompts the Fed to tighten, or raise rates, often precipitously. Often excesses of some type, frequently inventory excesses, accompany the inflationary forces. Currently there are no significant excesses and Greenspan and the Fed appear to be prepared to act pre-emptively and gradually to obviate the need for a later draconian tightening that could jeopardize the expansion. This is clear from Greenspan's comments to Congress on July 22, as indicated in the excerpts below.

     "If new data suggest it is likely that the pace of cost and price increases will be picking up, the Federal Reserve will have to act promptly and forcefully so as to preclude imbalances from arising that would only require a more disruptive adjustment later--one that could impair the expansion and bring into question whether the many gains already made can be sustained...."

     "When we can be pre-emptive we should, because moderate pre-emptive actions can obviate more drastic actions at a later date that can destabilize the economy."

     It appears that the Treasury market has already priced in one or two Fed tightenings. If inflation becomes significant and requires more Fed tightening, an outcome we do not think likely, yields could increase further. If, on the other hand, the economy slows somewhat during late 1999, which seems likely, yields could decline.

     Other factors which could also abort the expansion are higher taxes (taxes are, in fact, likely to be decreased), tighter regulation, and protectionism. None seem probable.

     The economy could slow, but it is not likely to contract. That is, a recession is not on the "radar screen". Economic growth will continue to proceed in various paces, but will not end.

     The "big picture" of the stock market involves three variables, namely corporate profits, interest rates, and current valuations. Stock prices increase when profits increase and when bond yields decrease. In addition, stock prices are more likely to increase when current valuations (such as the price-to-earnings ratio) are lower than they have been. How is the stock market currently positioned with respect to these three variables?

     As indicated, economic growth is likely to remain solid. Thus, corporate profits should continue to increase. With

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(1) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.

(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks.

(3) The S&P 500 Index is an unmanaged index of 500 large cap stocks that is generally considered to be representative of U.S. stock market performance.


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respect to bond yields, unless the Fed fails and inflation increases, bond yields should not increase much more and could decrease if economic growth eases somewhat. The case relative to valuations is more difficult. On the one hand, and well noted in the press, many stocks have very high or even extreme valuations, particularly large cap growth stocks and technology and internet stocks. On the other hand, small cap and cyclical stocks have lower valuations. The stock market seems to be begging for rotation whereby the valuations of the various sectors of the stock market would converge.

     To be philosophical about the last four years of stock market returns in excess of 20% and the prospects for the future, consider the counsel of the Nobel Prize winning economist Paul Samuelson: "Economists have no theory of how long a bubble will last." So, his advice is to "develop a philosophical attitude. Any prosperity in a speculative market is lent to you by the Fates and may have a string on it, and may be taken away."

     Consider one other characteristic of the current stock market which affects stock market volatility. Prior to 1959, the dividend yield on stocks was higher than the bond yield. For example, during 1955, the dividend yield on the S&P 500 was 4.6% and the ten-year Treasury yield was 2.8%. The rationale for this relationship was twofold. First, stocks were considered to be more risky than bonds and, thus, it was deemed, should have higher yields (just as non-investment grade or high yield bonds have higher yields than investment grade bonds). Second, capital gains were expected to be low and so most of the return on common stocks had to be dividends. After 1958, while dividend yields were lower than bond yields, dividends continued to increase and reached 5.7% during 1980. Since then, the S&P 500 dividend yields decreased to 1.7% during 1998 and 1.2% during the second quarter of 1999. In fact, many technology stocks pay no dividends. Obviously now, dividends represent a nearly inconsequential component of total return.

     What is the effect of the recent lower dividends? In general, the dividend stream is much more stable than capital gains. Hence stocks, due to their present low dividend yield, are currently much more volatile than they were previously.

     Overall, while volatility will continue to be an unfavorable characteristic of the stock market, and there could be a moderate decline in the stock market, I cannot become a stock market bear, and could even be bullish on some sectors.


Regards,


/s/ FRANK J. JONES
Frank J. Jones, Ph.D.
President, The Park Avenue Portfolio













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THE PARK AVENUE PORTFOLIO
================================================================================
TABLE OF CONTENTS
================================================================================
                                                         PORTFOLIO     SCHEDULE
                                                          MANAGER         OF
                                                         INTERVIEW   INVESTMENTS
----------------------------------------------------------- ==== ------- ==== --
THE GUARDIAN PARK AVENUE FUND                                 2           21
                                                            ====         ====

----------------------------------------------------------- ==== ------- ==== --
THE GUARDIAN PARK AVENUE SMALL CAP FUND                       6           24
                                                            ====         ====

----------------------------------------------------------- ==== ------- ==== --
THE GUARDIAN ASSET ALLOCATION FUND                            8           26
                                                            ====         ====

----------------------------------------------------------- ==== ------- ==== --
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND              10           27
                                                            ====         ====

----------------------------------------------------------- ==== ------- ==== --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND           12           29
                                                            ====         ====

----------------------------------------------------------- ==== ------- ==== --
THE GUARDIAN INVESTMENT QUALITY BOND FUND                    14           32
                                                            ====         ====

----------------------------------------------------------- ==== ------- ==== --
THE GUARDIAN HIGH YIELD BOND FUND                            16           35
                                                            ====         ====

----------------------------------------------------------- ==== ------- ==== --
THE GUARDIAN TAX-EXEMPT FUND                                 18           37
                                                            ====         ====

----------------------------------------------------------- ==== ------- ==== --
THE GUARDIAN CASH MANAGEMENT FUND                            20           39
                                                            ====         ====

------------------------------------------------------------------------ ==== --
FINANCIAL STATEMENTS                                                      40
                                                                         ====

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NOTES TO FINANCIAL STATEMENTS                                             48
                                                                         ====

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FINANCIAL HIGHLIGHTS                                                      58
                                                                         ====

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THE GUARDIAN PARK AVENUE FUND
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Larry Luxenberg, C.F.A.                                   John B. Murphy, C.F.A.
Co-Portfolio Manager                                      Co-Portfolio Manager


OBJECTIVE:  Long-term growth of capital

PORTFOLIO:  At least 80% common stocks and securities convertible into common stocks

INCEPTION:  June 1, 1972

NET ASSETS AT JUNE 30, 1999:  $3,446,789,140

Q. HOW HAS THE FUND PERFORMED DURING THE FIRST SIX MONTHS OF 1999?

A. During most of the last two years, a narrow group of stocks has powered the advance of the Standard & Poor's 500 Index(1) (S&P 500), and in the first half of 1999, the Index had a total return of 12.38%. Starting in April, this advance has broadened as the worldwide financial crises environment has dissipated. In the face of continuing great volatility, The Guardian Park Avenue Fund returned 8.12%.(2) Should this pace continue, the Fund would have a double-digit positive return for the fifth year in a row, something that has occurred only once previously in the Fund's quarter-century of existence.


Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

A. For most of the last five years, we have been favoring large cap, high quality growth stocks. These stocks have done particularly well since the financial crisis began in Thailand in July 1997. More recently, the series of central bank interest rate easings has strengthened economies around the world. As a consequence, the stock market returns have broadened. We have, therefore, adopted a more neutral stance, gradually adding to mid-cap and small-cap positions and to some economically sensitive names. We believe that many large-cap growth stocks will continue to prosper but in addition many previously overlooked companies will join the advance. As has been our historical practice, we are making a gradual shift and continue to closely monitor economic developments both domestically and abroad.

     At mid-year, the U.S. economy continues to be buoyant. While the economy is growing rapidly, inflation remains subdued. The Federal Reserve raised interest rates once, but signs of bottlenecks or dislocations in the economy are difficult to detect. Moreover, foreign economies have begun to bounce back from a scary two-year period of rolling financial crises that showed how closely linked the global economy has become.

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We believe that this is a dramatic period of technological advances powered by the rapid maturation of the Internet. The portfolio is positioned to benefit from the companies that provide the structure making these advances in communications and other areas possible.

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Q.  WHICH SECTORS ARE YOU EMPHASIZING?

A. Our biggest commitment this year has been to technology stocks. We had 32% of the Fund in technology stocks--broadly defined--at mid-year. By our reckoning the S&P weighting in technology was 24%. We believe that this is a dramatic period of technological advances powered by the rapid maturation of the Internet. The portfolio is positioned to benefit from the companies that provide the structure making these advances in communications and other areas possible. Prominent among our holdings are Microsoft, IBM, Intel, Sun Microsystems, MCI WorldCom, Lucent, Cisco and Oracle. The growth in the areas these companies serve will continue to be tremendous for years.

     We also continue to overweight consumer cyclical stocks. U.S. consumers have been the big beneficiaries of this period of prosperity.

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(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charge except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

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2

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Q. WHAT DO YOU FORESEE FOR THE MARKET OVER THE REMAINDER OF THE YEAR?

A. If the last few years have taught us anything, it is to be cautious in forecasting. As the millenium approaches, concern about the Year 2000 bug has declined, and economies around the world have begun to improve. In the U.S. the major debate is now what to do with a projected extra $1 trillion budget surplus over the next 15 years. A mere seven years ago, Washington had no memory of a time of surplus and in fact despaired of ever bringing the budget into balance. Corporations are better managed than they have been in at least a generation. Creativity is spurring incredible advances in such areas as the life sciences and communications. While stock market valuations as measured by the S&P 500 are high, the broad market is not expensive by historical measures.

     More volatility in the market will not surprise us, especially as we move into the normally treacherous fall period. But given the current benign economic backdrop, it is hard to be too negative on the long-term outlook for equities.


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THE GUARDIAN PARK AVENUE FUND
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                      TOP TEN HOLDINGS AS OF JUNE 30, 1999

                         COMPANY               PERCENT OF NET ASSETS
                  ----------------------------------------------------
                    1.  Microsoft Corp.                         5.14%
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                    2.  Int'l. Business Machines                4.51%
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                    3.  Pfizer, Inc.                            2.34%
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                    4.  MCI WorldCom, Inc.                      2.26%
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                    5.  Intel Corp.                             1.97%
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                    6.  General Electric Co.                    1.94%
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                    7.  Lucent Technologies, Inc.               1.93%
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                    8.  Wal-Mart Stores, Inc.                   1.79%
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                    9.  Ford Motor Co.                          1.56%
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                   10.  Sun Microsystems, Inc.                  1.48%
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THE GUARDIAN PARK AVENUE FUND
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                             SECTOR WEIGHTINGS OF
                              COMMON STOCKS HELD
                         BY THE FUND ON JUNE 30, 1999


                    [GRAPHICAL REPRESENTATION OF PIE CHART]

                    Transportation                    1.62%
                    Utilities                         8.71%
                    Conglomerates                     1.15%
                    Financial                        15.67%
                    Basic Industries                  1.52%
                    Energy                            5.25%
                    Credit Cyclicals                  0.55%
                    Consumer Services                 6.06%
                    Consumer Cyclical                10.69%
                    Consumer Staples                 12.69%
                    Capital Goods                     2.48%
                    Capital Goods/Technology         33.61%

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               AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 1999

                                           Inception                                 Since
                                             Date     1 Year    5 Years  10 Years  Inception
---------------------------------------------------------------------------------------------
 Class A Shares (with sales charge)         6/1/72     10.06%    24.11%    17.92%    16.72%
 At Net Asset Value (without sales charge)             15.25%    25.26%    18.46%    16.92%
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 Class B Shares (with sales charge)         5/1/96     11.21%       N/A       N/A    24.63%
 At Net Asset Value (without sales charge)             14.21%       N/A       N/A    25.02%
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 S&P 500 Index                                         22.76%    27.86%    18.76%    17.56%
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(1)  Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Total return figures for
     Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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4

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THE GUARDIAN PARK AVENUE FUND
==============================

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

           The Guardian                          Lipper U.S.
         Park Avenue Fund      S&P 500          Equity Growth          Cost of
            (Class A)           Index            Fund Average          Living
          -----------        -----------         -----------        -----------
6/1/72     1    9550          1   10000           1   10000           1  10000
           2    9352          2    9791           2    9746           2  10072
           3    9495          3   10173           3    9548           3  10169
1972       4    9919          4   10936           4   10002           4  10266
           5    8954          5   10404           5    8773           5  10483
           6    7758          6    9802           6    7699           6  10676
           7    9104          7   10271           7    8788           7  10918
1973       8    8355          8    9320           8    7686           8  11184
           9    8898          9    9061           9    7492           9  11546
          10    8095         10    8376          10    6661          10  11836
          11    6816         11    6276          11    5224          11  12222
1974      12    7016         12    6861          12    5701          12  12536
          13    9052         13    8434          13    7001          13  12754
          14   10222         14    9724          14    8176          14  12923
          15    9524         15    8662          15    7174          15  13188
1975      16   10311         16    9410          16    7588          16  13430
          17   12315         17   10819          17    8924          17  13527
          18   12926         18   11077          18    9084          18  13696
          19   13570         19   11281          19    9043          19  13913
1976      20   14713         20   11627          20    9483          20  14106
          21   14576         21   10762          21    8951          21  14396
          22   15548         22   11107          22    9480          22  14614
          23   15170         23   10794          23    9340          23  14807
1977      24   15894         24   10765          24    9674          24  15048
          25   16186         25   10235          25    9527          25  15314
          26   17952         26   11100          26   10724          26  15700
          27   19593         27   12062          27   11821          27  16063
1978      28   18195         28   11455          28   11002          28  16401
          29   19967         29   12263          29   11945          29  16884
          30   20459         30   12583          30   12544          30  17440
          31   22475         31   13535          31   13793          31  17971
1979      32   23489         32   13539          32   14501          32  18575
          33   22448         33   12987          33   13536          33  19348
          34   24637         34   14722          34   15484          34  19928
          35   27183         35   16363          35   18053          35  20266
1980      36   28544         36   17908          36   19852          36  20870
          37   30553         37   18146          37   20432          37  21401
          38   30553         38   17726          38   20347          38  21860
          39   28041         39   15910          39   17993          39  22488
1981      40   30196         40   17010          40   19380          40  22729
          41   28244         41   15773          41   18074          41  22874
          42   28221         42   15682          42   18100          42  23430
          43   32078         43   17473          43   20123          43  23599
1982      44   37863         44   20656          44   24326          44  23599
          45   42172         45   22720          45   27061          45  23696
          46   49604         46   25228          46   30611          46  24010
          47   48521         47   25185          47   29869          47  24251
1983      48   48698         48   25281          48   29333          48  24493
          49   46645         49   24675          49   27414          49  24855
          50   47823         50   24028          50   26721          50  25048
          51   53052         51   26344          51   28574          51  25290
1984      52   54864         52   26823          52   28930          52  25483
          53   61530         53   29283          53   31492          53  25797
          54   65012         54   31410          54   33601          54  25966
          55   60468         55   30132          55   32193          55  26111
1985      56   72960         56   35290          56   37156          56  26449
          57   87231         57   40238          57   42720          57  26353
          58   93553         58   42592          58   44999          58  26425
          59   82542         59   39627          59   41062          59  26570
1986      60   86371         60   41842          60   42571          60  26763
          61  106898         61   50759          61   51317          61  27126
          62  104621         62   53272          62   52563          62  27400
          63  111995         63   56777          63   55749          63  27729
1987      64   88927         64   43977          64   44085          64  27947
          65  100335         65   46480          65   47392          65  28164
          66  107311         66   49515          66   50056          66  28502
          67  105853         67   49563          67   49730          67  28913
1988      68  107404         68   51158          68   50482          68  19179
          69  117426         69   54775          69   54123          69  29656
          70  124277         70   59546          70   58562          70  29976
          71  135522         71   65881          71   64497          71  30169
1989      72  133003         72   67206          72   63984          72  30531
          73  131154         73   65183          73   62581          73  31087
          74  131990         74   69211          74   67101          74  31401
          75  111333         75   59736          75   56465          75  32029
1990      76  116611         76   65046          76   61087          76  32415
          77  138452         77   74504          77   71872          77  32633
          78  136860         78   74303          78   71176          78  32874
          79  149259         79   78263          79   76341          79  33116
1991      80  157618         80   84775          80   83235          80  33382
          81  162078         81   82672          81   82319          81  33647
          82  159469         82   84210          82   80113          82  33889
          83  167044         83   86846          83   82496          83  34106
1992      84  189879         84   91214          84   89848          84  34396
          85  208278         85   95200          85   92144          85  34686
          86  215651         86   95619          86   92749          86  34879
          87  234327         87   98067          87   97203          87  35048
1993      88  228375         88  100342          88   99458          88  35338
          89  221843         89   96569          89   96044          89  35556
          90  219203         90   96936          90   93504          90  35773
          91  227686         91  101657          91   98580          91  36087
1994      92  225091         92  101617          92   97271          92  36280
          93  245506         93  111514          93  104431          93  36546
          94  271285         94  122063          94  114202          94  36836
          95  298576         95  131706          95  123909          95  37005
1995      96  302248         96  139569          96  126735          96  37126
          97  317905         97  147050          97  133553          97  37585
          98  334627         98  153579          98  139376          98  37850
          99  348213         99  158217          99  143418          99  38019
1996     100  382268        100  171365         100  150775         100  38331
         101  386091        101  176009         101  148815         101  38712
         102  452576        102  206652         102  172283         102  39010
         103  502902        103  222048         103  190631         103  39400
1997     104  515475        104  228376         104  188286         104  39873
         105  570785        105  260189         105  212500         105  40271
         106  586539        106  268697         106  216367         106  40497
1998     107  511638        107  241962         107  187201         107  40720
         108  625222        108  293403         108  229378         108  40964
         109  639414        109  308014         109  239057         109  41046
6/30/99  110  675925        109  329667         110  255911         110  41128

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $675,925 on June 30, 1999. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $329,667. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been $255,911. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

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THE GUARDIAN PARK AVENUE SMALL CAP FUND
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Larry Luxenberg, C.F.A.                                   Catherine McRae
Co-Portfolio Manager                                      Co-Portfolio Manager

OBJECTIVE:  Long-term growth of capital

PORTFOLIO:  At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization

INCEPTION:  May 1, 1997

NET ASSETS AT JUNE 30, 1999: $112,123,034

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1999?

A. For the first six months of 1999, The Guardian Park Avenue Small Cap Fund's return was -1.56%(1), as compared to 9.24% for the Russell 2000 Index.(2) Although the Fund significantly underperformed the Russell 2000 during the first half of 1999, the gap began to close during the second quarter. The Fund lagged during April when investors moved quickly into cyclical stocks based on an improving outlook for Asia. In May, the Fund basically matched the Russell 2000 performance as sector selection broadened and basic industries/commodities were no longer the market darlings. The Fund closed the quarter and six-month period on an upswing, outperforming the index in June by 70 basis points (0.70%). This improvement reflected the fact that the Federal Reserve (Fed) tightening bias(3) announced in May was removed on June 30th, the same day interest rates were raised 25 basis points (0.25%) to 5%. The removal of the bias lifted higher multiple growth stocks. This upswing was also due to a slight shifting in the Fund's weighting toward sectors that we believe will outperform in the second half.

Q. HOW HAS THE INVESTMENT STRATEGY CHANGED?

A. Since its inception two years ago, the Fund has been skewed toward growth. This bias held during the first half of 1999, as we focused our quantitative techniques on the technology sector and made selected investments in the Internet. The latter was prompted by the profound secular changes underway: the Internet is changing the way businesses sell products and services, consumers purchase goods, and information is exchanged globally. Although valuation is often problematic, the sector is ripe for investment. To maintain balance, we began moving into value, albeit "quality value," which enjoys good earnings visibility and reasonable valuations. This positioning should reap rewards in the second half, where a solid profit outlook and benign inflation should lift small cap stocks. We also pay attention to liquidity and scale our positions accordingly. This naturally diversifies risk and facilitates trading.

------------------------------------------------------------------------
We will continue to invest in technology including the Internet, as well as telecommunications carriers and suppliers to the industry, financial companies, and consumer services.
------------------------------------------------------------------------
Q. WHAT SECTORS DO YOU FIND PARTICULARLY ATTRACTIVE?

A. We have invested in radio, where market consolidation is leading to higher advertising rates and activity levels will be helped by the Millennium, the Olympics, and the 2000 Presidential election. In addition, the radio business internally generates a substantial cash flow. Cable is another attractive area. Over the next 5 years, cable stands to benefit from the rollout of new services such as digital television, high-speed data, and advances in telecommunications. We will continue to invest in technology including the Internet, as well as telecommunications carriers and suppliers to the industry, financial companies, and consumer services.

Q. WHAT DO YOU EXPECT FOR THE BALANCE OF 1999?

A. We expect solid profit growth and stable interest rates. The combination of continued expansion and low inflation could set the stage for a sustained rally in small cap stocks. We see many opportunities in our universe to generate above-average performance and are focused on building positions that will capitalize on those ideas.

------------------------------------------------------------------------

(1) These returns reflect Class A shares without sales charges. Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% except where noted). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Fund's returns. Likewise, return figures for the Russell 2000 index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) The Federal Reserve Board (Fed) announces a bias after their Federal Reserve Open Market Committee (FOMC) meetings. The bias reflects the consensus of the Fed and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing or neutral bias announced. A tightening bias means that the Fed is more likely to raise interest rates than lower them in the future. The bias is in place until the next FOMC meeting, where the Fed may announce a change in bias, or reaffirm their current bias.
--------------------------------------------------------------------------------
6

=======================================-----------------------------------------
THE GUARDIAN PARK AVENUE SMALL CAP FUND
=======================================

       -------------------------------------------------------------
                    TOP TEN HOLDINGS AS OF JUNE 30, 1999

             COMPANY                          PERCENT OF NET ASSETS
       -------------------------------------------------------------
          1. Nielsen Media Research, Inc.                     2.27%
       -------------------------------------------------------------
          2. Zale Corp.                                       2.14%
       -------------------------------------------------------------
          3. Adelphia Communications Corp.                    2.07%
       -------------------------------------------------------------
          4. Valassis Communications, Inc.                    2.04%
       -------------------------------------------------------------
          5. Ethan Allen Interiors, Inc.                      1.97%
       -------------------------------------------------------------
          6. Monaco Coach Corp.                               1.77%
       -------------------------------------------------------------
          7. BJ's Wholesale Club, Inc.                        1.72%
       -------------------------------------------------------------
          8. Loan Star Industries, Inc.                       1.53%
       -------------------------------------------------------------
          9. National RV Hldgs., Inc.                         1.33%
       -------------------------------------------------------------
         10. Thor Industries, Inc.                            1.32%
       -------------------------------------------------------------



                       SECTOR WEIGHTINGS OF COMMON STOCKS
                      HELD BY THE FUND AS OF JUNE 30, 1999

                     [GRAPHICAL REPRESENTATION OF PIE CHART]

                     Credit Cyclicals           7.80%
                    Consumer Services           9.14%
                    Consumer Cyclical          21.54%
                     Consumer Staples           6.41%
                        Capital Goods           1.60%
                  Capital Goods--Tech          26.94%
                               Energy           1.66%
                     Basic Industries           2.37%
                            Financial          18.86%
                       Transportation           0.83%
                            Utilities           2.85


--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 1999

                                             Inception                   Since
                                               Date      1 Year        Inception
--------------------------------------------------------------------------------
Class A Shares (with sales charge)            5/1/97     -17.53%         8.54%
At Net Asset Value (without sales charge)                -13.64%        10.88%
--------------------------------------------------------------------------------
Class B Shares (with sales charge)            5/6/97     -16.92%         7.08%
At Net Asset Value (without sales charge)                -14.35%         8.37%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

==================================----------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
==================================

---------------------
|                   |
|                   |
|                   |
|     [PHOTO]       |
|                   |
|                   |
|                   |
---------------------
Jonathan C. Jankus, C.F.A.
Portfolio Manager


OBJECTIVE: Long-term total investment return consistent with moderate risk

PORTFOLIO: A mixture of equity securities, debt obligations and money market instruments; purchases shares of The Guardian Park Avenue, The Guardian Investment Quality Bond and The Guardian Cash Management Funds


INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 1999: $249,098,659

Q. THE FINANCIAL MARKETS CONTINUE TO PERFORM WELL. HOW HAS THE FUND PERFORMED IN THE FIRST HALF OF 1999?

A. In the first half of this year, the total return on stocks as measured by the S&P 500 Index(1) was 12.38%, and the total return on bonds as measured by the Lehman Aggregate Bond Index(2) was -1.37%. Our theoretical benchmark, a portfolio created to hold 60% of its value in the S&P 500 and 40% in the Lehman Aggregate, would have returned 6.75%. The Fund's return over the period was 4.02%(3).

  Our disappointing results relative to our benchmark were also reflected in our performance relative to our peers. We trailed the 6.24% return of funds with similar objectives and policies in the Lipper(4) universe, and underperformed the median return of 4.32% produced by Morningstar's(5) universe of asset allocation funds.

Q. WHAT STRATEGIES WERE USED BY THE FUND, AND HOW DID THEY AFFECT PERFORMANCE?

A. As always, the Fund is managed using proprietary quantitative models that attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variables in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

  In general, a benign interest rate environment and a healthy profit outlook led us to overweight stocks at the end of last year, moving to a more neutral position in mid-February. Specifically, our stock/bond/cash mix at year-end was 70/20/10 and was changed to 60/30/10 on February 12. By the end of April, we had moved to a 50/40/10 mix as a rise in interest rates made stocks relatively less attractive than bonds. These weightings should be compared to the completely neutral 60/40/0 mix that we would expect to own when the markets were all fairly valued relative to one another.

--------------------------------------------------------------------------------
In general, a benign interest rate environment and a healthy profit outlook led us to overweight stocks at the end of last year, moving to a more neutral position in mid-February.
--------------------------------------------------------------------------------

  The performance was negatively affected by two factors. First was our asset allocation, which since June 1 has proved to be overly conservative. Second, our own stock selection has underperformed compared to the S&P 500. Since the Fund is operated as a "fund of funds," most of its equity assets are invested in The Guardian Park Avenue Fund. We encourage you to read the section of this report devoted to The Guardian Park Avenue Fund. On the latter matter at least, shareholders can be encouraged by the recent performance of The Guardian Park Avenue Fund.

Q. WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE, AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A. On June 1, we adopted an even more bearish approach to the stock market with exposures of approximately 43/29/28 to the stock, bond and cash markets, respectively. Our asset class weightings on June 30 were unchanged from these levels, and we will maintain this stance until either interest rates decline sufficiently or corporate profitability rebounds in spite of a slowing economy.

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or selling shares of the Fund.

(3) These returns reflect Class A shares without sales charges. Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(5) Morningstar is an independent mutual fund monitoring and rating service, and its database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

--------------------------------------------------------------------------------
8

==================================----------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
==================================



                            PORTFOLIO COMPOSITION BY
                         ASSET CLASS AS OF JUNE 30, 1999

                     [GRAPHICAL REPRESENTATION OF PIE CHART]

                                Bonds        29%
                               Stocks        43%
                                 Cash        28%










--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 1999

                                   Inception                             Since
                                     Date    1 Year   3 Years  5 Years Inception
--------------------------------------------------------------------------------
Class A Shares (with sales charge)  2/16/93   8.58%    18.00%   17.57%    14.69%
At Net Asset Value (without
  sales charge)                              13.70%    19.82%   18.66%    15.52%
--------------------------------------------------------------------------------
Class B Shares (with sales charge)  5/1/96    9.73%       N/A      N/A    17.83%
At Net Asset Value (without
  sales charge)                              12.73%       N/A      N/A    18.27%
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

===============================================---------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
===============================================

---------------------
|                   |
|                   |
|                   |
|     [PHOTO]       |
|                   |
|                   |
|                   |
---------------------
R. Robin Menzies
Portfolio Manager

OBJECTIVE: Long-term growth of capital

PORTFOLIO: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 1999: $125,104,188

Q. HOW DID THE FUND PERFORM IN THE FIRST SIX MONTHS OF 1999?

A. For the six months ended June 30, 1999, the Fund produced a total return of 3.19%.(1) This compares with the total return of 4.11% for the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index.(2)

  The international markets' behavior during the period can be characterized as strong in Asia and dull in Europe. The MSCI Pacific ex-Japan Index(3) showed a total return of 26.23% and MSCI Japan Index(4) showed a total return of 20.82%, while MSCI UK Index(5) was up by only 2.62%, and MSCI Europe ex-UK Index(6) fell by 4.40%. Part of the weakness was attributable to currency factors. The total return of the MSCI Europe ex-UK Index was a positive 8.20% in local currency terms, but those currencies, predominantly the Euro, were weak against the Dollar.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The reason that the Fund's performance during the past six months was slightly behind that of the MSCI EAFE Index was that the Fund had, on average, less of its portfolio invested in Asia than the weight within the EAFE index. By the end of the second quarter there was little difference in the Asian proportions of the Fund and the Index. The Fund's performance was helped by the fact that the stocks that the Fund held in Japan rose by significantly more than the MSCI Japan Index.

--------------------------------------------------------------------------------
The international markets' behavior during the period can be characterized as strong in Asia and dull in Europe . . . Looking forward, we expect growth to remain strong in Asia and believe that the weakness of the Euro should improve the competitive position of companies exporting from Europe, and eventually lead to a recovery in the region.
--------------------------------------------------------------------------------

  During the past six months, it became clear that the countries of the Pacific ex-Japan region were recovering quicker than had been previously expected from the recessions they had suffered due to the depreciation of many of their currencies and the accompanying high interest rates. Also, as a result of very high levels of government spending, the Japanese economy recovered too. Japan's GDP grew by 7.9% in the first quarter. In contrast, economic activity in Continental Europe was patchy. While France expanded, both the German and Italian economies did not do as well as expected.

  The changes in activity in the various international economies led to changes in our evaluation of the prospects for the companies in the different regions, and, in consequence, we increased the Fund's exposure to Asia and reduced that in Europe.

Q. WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A. Our investment strategy continues to be one of identifying individually attractive companies domiciled in developed markets outside North America. Our analysts conduct disciplined research on the universe of stocks available for investment, looking at the prospects of the industries in which the companies operate, the companies' competitive positions, profitability, and management strategies. This involves many meetings and much travel from our offices in Edinburgh.

  Looking forward, we expect growth to remain strong in Asia and believe that the weakness of the Euro should improve the competitive position of companies exporting from Europe, and eventually lead to a recovery in the region. We will continue to follow our strategy of investing in fundamentally attractive businesses, wherever they are based internationally.

--------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(3) The MSCI Pacific Ex-Japan Index is an unmanaged index generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong and New Zealand. The returns for the index do not reflect expenses that are deducted from the Fund's return.

(4) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.

(5) The MSCI UK Index is an unmanaged index generally considered to be representative of stock market activity in the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.

(6) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------
10

===============================================---------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
===============================================




                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                               AS OF JUNE 30, 1999

                     [GRAPHICAL REPRESENTATION OF PIE CHART]

                               Europe     44.44%
                                 Cash      4.23%
                              Pacific      7.47%
                                Japan     23.52%
                       United Kingdom     20.34%






--------------------------------------------------------------------------------------------------------
                                TOP TEN HOLDINGS AS OF JUNE 30, 1999
   COMPANY                            PERCENT OF NET ASSETS    NATURE OF COMPANY          COUNTRY
--------------------------------------------------------------------------------------------------------
 1.   Mannesmann AG                            3.61%           Industrial Machineries     Germany
--------------------------------------------------------------------------------------------------------
 2.   Elf Aquitaine                            2.24%           Oil-Integrated             France
--------------------------------------------------------------------------------------------------------
 3.   Glaxo Wellcome                           2.15%           Drugs & Health Care        UK
--------------------------------------------------------------------------------------------------------
 4.   BP Amoco PLC                             1.96%           Oil International          UK
--------------------------------------------------------------------------------------------------------
 5.   Banco Santander Central Hispano S.A.     1.95%           Banks                      Spain
--------------------------------------------------------------------------------------------------------
 6.   Acciona S.A.                             1.84%           Construction & Housing     Spain
--------------------------------------------------------------------------------------------------------
 7.   Nokia OYJ                                1.77%           Telecommunications         Finland
--------------------------------------------------------------------------------------------------------
 8.   DaimlerChrysler AG                       1.76%           Automotive                 Germany
--------------------------------------------------------------------------------------------------------
 9.   BASF AG                                  1.71%           Chemicals                  Germany
--------------------------------------------------------------------------------------------------------
10.   Fujitsu Ltd.                             1.65%           Computer Systems           Japan
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 1999

                                   Inception                             Since
                                     Date    1 Year  3 Years  5 Years  Inception
--------------------------------------------------------------------------------
Class A Shares (with sales charge)  2/16/93  -0.77%   11.03%   10.55%    12.69%
At Net Asset Value (without
  sales charge)                               3.91%   12.75%   11.57%    13.51%
--------------------------------------------------------------------------------
Class B Shares (with sales charge)  5/1/96   -0.26%      N/A      N/A    10.36%
At Net Asset Value (without
  sales charge)                               2.74%      N/A      N/A    10.87%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

==================================================------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
==================================================

---------------------
|                   |
|                   |
|                   |
|     [PHOTO]       |
|                   |
|                   |
|                   |
---------------------
Edward H. Hocknell
Portfolio Manager

OBJECTIVE: Long-term capital appreciation

PORTFOLIO: At least 65% in a portfolio of common stocks issued by emerging market companies

INCEPTION: May 1, 1997

NET ASSETS AT JUNE 30, 1999: $22,822,243


Q. HOW DID THE FUND PERFORM IN THE LAST SIX MONTHS?

A. The Guardian Baillie Gifford Emerging Markets Fund returned 24.92%(1) in the first half of 1999. This compares with a total return of 39.87% in the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (EMF)(2) in US Dollar terms.

  The strongest performance came from Asia, with a return of 55.40%; the Chinese and Indonesian markets doubled. Despite Russia more than doubling--which still left it lower than a year before--Europe only managed a return of 29.41%. Latin America came between the two, returning 31.03%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The Fund's relative performance was hurt by an excessively cautious approach. We had (and still have) very little exposure to Russia or Indonesia; we started the year with a high cash position and a heavy exposure to the more defensive European markets. We also weighted too low in Asia and too much in Latin America. This relatively cautious approach has helped our performance in the longer term but was harmful in the first half of 1999.

  During the first half of the year, we made several major changes in policy to reflect the more benign conditions in the emerging markets, especially in Asia. The Asian exposure has risen from about a quarter to over half of the Fund's investments, there have been declines in the exposure to Latin America and Europe, and the Fund reduced its cash position.

Q. WHAT IS THE OUTLOOK FOR EMERGING MARKETS FOR THE REST OF THE YEAR?

A. The general outlook for the emerging markets has improved markedly. The financial crises that hit Asia in 1997, Russia in 1998 and Brazil in the early part of this year have proved far less damaging than was thought at the time. It is true that local banks have been severely weakened, but many businesses, which depend on international demand, have emerged virtually unharmed. Companies that depend on the local consumer have been hit very hard, but the strong exporters are pulling through.

--------------------------------------------------------------------------------
During the first half of the year, we made several major changes in policy to reflect the more benign conditions in the emerging markets, especially in Asia.
--------------------------------------------------------------------------------

  The crucial factor is that the international background has remained favorable. Growth has remained strong, interest rates low, and commodity prices have bottomed. This has meant that the earnings prospects of many emerging companies have improved, while the high interest rates, which were the legacy of their financial crises, fell. This has proved to be a very stimulating combination for emerging stock markets.

  In general, the markets with the deepest problems have staged the strongest recoveries. We have been most impressed by the fundamentals in Korea and Taiwan, where the improvement is sustainable. Mexico is also pulling ahead of its Latin American peers, particularly Argentina, and central Europe is benefiting from a recovery in Russia.

  We shall continue to concentrate on companies with good fundamental prospects. Our experience and the long-term performance of the Fund in these volatile markets strongly support this approach. We believe that the outlook for the emerging markets is good, particularly in Asia.

--------------------------------------------------------------------------------
(1) Total returns reflect Class A shares without sales charge. Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% except where noted). Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2)  The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
     (EMF) is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.


--------------------------------------------------------------------------------
12

==================================================------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
==================================================


                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                               AS OF JUNE 30, 1999

                     [GRAPHICAL REPRESENTATION OF PIE CHART]

                         South Africa      5.83%
                                 Cash      6.50%
                               Europe     12.13%
                                 Asia     42.79%
                        Latin America     28.59%
                               Israel      4.16%







--------------------------------------------------------------------------------------------------------
                                TOP TEN HOLDINGS AS OF JUNE 30, 1999
        COMPANY                         PERCENT OF NET ASSETS   NATURE OF COMPANY          COUNTRY
--------------------------------------------------------------------------------------------------------
1.   SK Telecom Ltd. ADR                       5.25%           Telecommunications         South Korea
--------------------------------------------------------------------------------------------------------
 2.   LG Information & Comm.                   2.57%           Telecommunications         South Korea
--------------------------------------------------------------------------------------------------------
 3.   Telefonos de Mexico S.A. ADR             2.38%           Telecommunications         Mexico
--------------------------------------------------------------------------------------------------------
 4.   Samsung Co.                              2.35%           Conglomerates              South Korea
--------------------------------------------------------------------------------------------------------
 5.   India I.T. Fund Ltd.                     2.28%           Mutual Funds               India
--------------------------------------------------------------------------------------------------------
 6.   Infosys Technology Ltd., ADR             1.92%           Computer Software          India
--------------------------------------------------------------------------------------------------------
 7.   PT Telekomunikasi Indonesia              1.83%           Telecommunications         Indonesia
--------------------------------------------------------------------------------------------------------
 8.   Indian Opportunity Fund                  1.77%           Mutual Funds               India
--------------------------------------------------------------------------------------------------------
 9.   Ellerine Hldgs.                          1.66%           Consumer Goods             South Africa
--------------------------------------------------------------------------------------------------------
10.   Corp. Interamericana Entretenimiento     1.62%           Media and Entertainment    Mexico
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 1999

                                           Inception                   Since
                                             Date      1 Year        Inception
--------------------------------------------------------------------------------
Class A Shares (with sales charge)          5/1/97       6.65%       -10.85%
At Net Asset Value (without sales charge)               11.68%        -8.94%
--------------------------------------------------------------------------------
Class B Shares (with sales charge)          5/6/97       5.48%       -12.69%
At Net Asset Value (without sales charge)                8.48%       -11.45%
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

==========================================--------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
=========================================

---------------------                                     ---------------------
|                   |                                     |                   |
|                   |                                     |                   |
|                   |                                     |                   |
|     [PHOTO]       |                                     |     [PHOTO]       |
|                   |                                     |                   |
|                   |                                     |                   |
|                   |                                     |                   |
---------------------                                     ---------------------
Thomas G. Sorell, C.F.A.                                  Howard W. Chin
Co-Portfolio Manager                                      Co-Portfolio Manager


Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1999?

A. The Fund had a total return of -1.44%(1) for the six months ended June 30, 1999, outperforming by 16 basis points (0.16%) the average fund in our Lipper Intermediate Investment Grade peer group(2), which returned -1.60% for the same period. The group consists of other mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index(3), returned -1.37% for the first half of 1999.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. During the first half of 1999, interest rates rose approximately 1.00%. Investors abandoned the safe haven sought in U.S. Treasury securities during 1998's fourth quarter financial crisis and recognized that the U.S. economy remained impervious to these events as Gross Domestic Product (GDP) grew 4.3% in 1999's first quarter following a 6% increase in 1998's fourth quarter. Although inflation remained low during the second quarter of 1999, investors became increasingly concerned that an emerging recovery in Asia, rising commodity prices, and a low U.S. unemployment rate would increase inflationary risks. These concerns led market participants late in the quarter to expect that the Federal Reserve (Fed) would soon adopt a tightening bias(4) in monetary policy. In May, the Fed did adopt a tightening bias and on June 30th raised the Fed Funds rate 25 basis points (0.25%) to 5%, its first increase in the target Fed Funds rate since March 1997.


--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charges of 4.5% except where noted. From June 1, 1994 to December 31, 1998, the investment adviser for the Fund assumed ordinary operating expenses of the Fund to the extent they exceeded 0.75% of the Fund's average daily net assets. Effective January 1, 1999, the investment adviser for the Fund assumed ordinary operating expenses of the Fund to the extent they exceeded 0.80% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(4) The Federal Reserve Board (Fed) announces a bias after their Open Market Committee (FOMC) meetings. The bias reflects the consensus of the Fed and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing, or neutral bias announced. In this case, a tightening bias was announced, meaning that the Fed was more likely to raise interest rates than lower them in the future. The bias is in place until the next FOMC meeting, where the Fed may announce a change in bias, or reaffirm their current bias.

--------------------------------------------------------------------------------
The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and U. S. government securities.
--------------------------------------------------------------------------------

Q: WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A. During the first quarter, the Fund continued to increase its exposure to spread assets (corporate bonds, mortgage and asset-backed securities) especially corporate and asset-backed securities, which remained attractively priced on a relative valuation basis. The Fund benefited from this increased allocation to spread sectors during this quarter as yield spreads narrowed and spread sector bonds significantly outperformed equivalent duration Treasuries, effectively cushioning the Fund's performance from the full effect of rising interest rates. Both corporate and mortgage-backed securities, which are the two largest spread sectors represented in the Fund, performed exceptionally well over this period. For example, according to the Lehman Aggregate Bond Index, corporate bonds outperformed Treasuries by 132 basis points (1.32%) in the first quarter of 1999 while mortgage-backed securities outperformed Treasuries by 48 basis points (0.48%).
   During April, spread sector bonds continued to outperform Treasuries and began to exhibit less attractive risk/return profiles, at which point the Fund started reducing its holdings in corporate bonds. This strategy was both appropriate and successful as spread assets reacted poorly to the Fed's policy change in May, widening significantly in yield spread and underperforming Treasuries.
   As the first half of 1999 came to a close, yields on spread assets had widened sufficiently that the Fund again found them to be attractive on a relative valuation basis. Prior to the second quarters' close, the Fund moved to its most overweighted position in spread assets in several years. While the potential benefits of this strategy did not contribute

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

positively to our performance during June as liquidity began to suffer and volatility increased, we believe that continued strength in the U.S. economy, increasing corporate profitability, and relatively stable financial markets will support enhanced performance of these asset classes.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and U. S. government securities. We currently believe that the spread sectors remain fundamentally attractive relative to their recent historical value, but may suffer intermittently from short-term concerns of reduced market liquidity as investors monitor future Fed activity and focus on potential dislocations associated with Year 2000 concerns. Nevertheless, in our opinion, asset valuations have already sufficiently discounted these risks.

   As 1999 progresses our strategy will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocations to reflect changes in sector valuations and continuing to identify attractive investment opportunities within these sectors.

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND


                        RECENT ASSET ALLOCATION STRATEGY
                                (% MARKET VALUES)

                                                 4th          1st          2nd
                                               Quarter      Quarter      Quarter
                                                1998         1999         1999
                                                ----         ----         ----
U.S. Treasuries                                 40.0         25.8         15.9
Corporates                                      27.0         42.4         43.1
Mortgage-backed Securities                      24.7         19.9         31.4
Asset-backed Securities                          6.3         10.1          8.0
Cash Equivalents*                                2.0          1.8          1.6

* Cash as a percentage of net assets excluding commercial paper and repurchase agreements matched against forward mortgage purchases and reverse repurchase agreements.



         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 1999

                          Inception                                     Since
                             Date     1 Year    3 Years     5 Years    Inception
                           -------    ------    -------     -------    ---------
Class A Shares
  (with sales charge)      2/16/93    -2.23%     4.90%       5.74%       4.55%
At Net Asset Value
  (without sales charge)      --       2.38%     6.52%       6.72%       5.31%


--------------------------------------------------------------------------------

=================================-----------------------------------------------
THE GUARDIAN HIGH YIELD BOND FUND
=================================

---------------------                                   ---------------------
|                   |                                   |                   |
|                   |                                   |                   |
|                   |                                   |                   |
|     [PHOTO]       |                                   |     [PHOTO]       |
|                   |                                   |                   |
|                   |                                   |                   |
|                   |                                   |                   |
---------------------                                   ---------------------
Peter J. Liebst                                         Thomas G. Sorell, C.F.A.
Co-Portfolio Manager                                    Co-Portfolio Manager


Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1999?

A. The Fund had a total return of -0.44%(1) for the six months ended June 30, 1999, compared to an average return of 3.85% for the 346 High Current Yield Funds tracked by Lipper Analytical Services.(2)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The Guardian High Yield Bond Fund's performance over the first six months of 1999 was principally impacted by three factors: the general portfolio emphasis on larger, more actively traded issuers, which are typically higher quality and, therefore, lower yielding investments in the high yield universe; lack of exposure to emerging market bonds; and an underperformance of investments in convertible bond holdings.

Over the first half of 1999, returns within the high yield market varied significantly based on quality tier. As measured by the Lehman High Yield Index,(3) the lower credits rated triple "C"(4) within the high yield universe outperformed the overall market with a return of 8.57% for the period. This compared to a 2.09% return for single "B's"(5) and a 0.39% return for the double "B's"(6).

  For the first six months of this year, the Fund maintained a conservative posture emphasizing larger, more actively traded investments, which resulted in a higher weighting in upper and middle tier investments.

  In addition, the Fund had no exposure to emerging markets, which as an asset class returned 12.24% during the period as measured by the JP Morgan Emerging Markets Bond Index Plus (EMBI +) Composite Index.(7) While many of the Fund's Lipper peer group actively invest a portion of assets in emerging markets, to date The Guardian High Yield Bond Fund has chosen not to make a significant investment in the emerging market asset class and has emphasized traditional domestic high yield investments.

  Finally, throughout the first half of 1999, the Fund maintained investments in convertible bonds representing an average of 10.6% of the Funds assets. During this period, convertible bonds performed poorly, and the Fund's convertible holdings had a return of -6.56%. The Fund's exposure to this class of bonds had a significantly negative impact on the Fund's overall performance during this period.

--------------------------------------------------------------------------------
The Guardian High Yield Bond Fund's performance over the first six months of 1999 was principally impacted by three factors: the general portfolio emphasis on larger, more actively traded issuers; . . . lack of exposure to emerging market bonds; and an underperformance of investments in convertible bond holdings.
--------------------------------------------------------------------------------

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE FIRST HALF OF 1999?

A. The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade bonds with a portion of assets invested in convertible bonds. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer credit worthiness and risk/return profile, and individual issue relative value.

Q. WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A. Throughout the first six months of 1999, stronger credit quality and actively traded issues were overweighted with an underweighting in issuers operating in cyclical industries. Beginning the second half of 1999 the Fund remains cautious and continues to emphasize liquidity of investments and credit quality.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5% except where noted. From September 1, 1998 through June 30, 1999, the investment adviser of the Fund agreed to assume the ordinary operating expenses of the Class A shares of the Fund to the extent they exceed, on an annual basis, 0.75% of the Fund's average daily net assets. Total returns for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% except where noted). From September 1, 1998 to December 31, 1998, the investment adviser for the Fund assumed 0.51% of the ordinary operating expenses of the Fund's average daily net assets. Effective January 1, 1999 through June 30, 1999, the investment adviser has agreed to assume 1.00% of the annual ordinary operating expenses of the average daily net assets of Class B shares. Without these expense assumptions, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The Lehman High Yield Bond Index is an unmanaged index that is generally considered to be representative of high yield bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman High Yield Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or selling shares of the Fund.

(4) Triple C rated securities refer to Bonds rated CCC+, CCC, or CCC- by Standard & Poor's rating agency, or Caa1, Caa2, or Caa3 by Moody's rating agency.

(5) Single B rated securities refer to Bonds rated B+, B, or B- by Standard and Poor's rating agency, or B1, B2, or B3 by Moody's rating agency.

(6) Double B rated securities refer to Bonds rated BB+, BB, or BB- by Standard & Poor's rating agency, or Ba1, Ba2, or Ba3 by Moody's rating agency.

(7) JP Morgan Emerging Markets Bond Index Plus (EMBI +) Composite Index tracks total returns for traded external debt instruments in the emerging markets. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.


--------------------------------------------------------------------------------
16

=================================-----------------------------------------------
THE GUARDIAN HIGH YIELD BOND FUND
=================================

                                 CREDIT QUALITY
                               AS OF JUNE 30, 1999

                     [GRAPHICAL REPRESENTATION OF PIE CHART]

                                   BB     17.21%
                                  CCC      6.99%
                           Short Term      7.58%
                                    B     68.22%




--------------------------------------------------------------------------------------------------------
                                  TOP TEN HOLDINGS AS OF JUNE 30, 1999
    COMPANY                             PERCENT OF NET ASSETS      MATURITY DATE          COUPON RATE
--------------------------------------------------------------------------------------------------------
 1.   Pillowtex Corp.                            3.54%               11/15/06                10.00%
--------------------------------------------------------------------------------------------------------
 2.   Premier Parks, Inc.                        2.71%                6/15/07                 9.75%
--------------------------------------------------------------------------------------------------------
 3.   K & F Ind., Inc.                           2.64%               10/15/07                 9.25%
--------------------------------------------------------------------------------------------------------
 4.   Telecorp PCS, Inc.                         1.98%                4/15/09                4.308%
--------------------------------------------------------------------------------------------------------
 5.   Pierce Leahy Corp.                         1.94%                7/15/06               11.125%
--------------------------------------------------------------------------------------------------------
 6.   CSC Hldgs., Inc.                           1.91%                2/15/13                9.875%
--------------------------------------------------------------------------------------------------------
 7.   NEXTEL Communications, Inc.                1.87%               10/31/07                3.707%
--------------------------------------------------------------------------------------------------------
 8.   Lyondell Chemical Co.                      1.86%                 5/1/09               10.875%
--------------------------------------------------------------------------------------------------------
 9.   Fox Liberty Networks LLC                   1.86%                8/15/07                8.875%
--------------------------------------------------------------------------------------------------------
10.   RBF Finance                                1.85%                3/15/09               11.375%
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                   TOTAL RETURN FOR PERIOD ENDED JUNE 30, 1999

                                                 Inception         Since
                                                   Date          Inception
--------------------------------------------------------------------------------
     Class A Shares (with sales charge)           9/1/98           4.64%
     At Net Asset Value (without sales charge)                     9.57%
--------------------------------------------------------------------------------
     Class B Shares (with sales charge)           9/1/98           5.15%
     At Net Asset Value (without sales charge)                     8.15%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

============================----------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
============================

---------------------
|                   |
|                   |
|                   |
|     [PHOTO]       |
|                   |
|                   |
|                   |
---------------------
Alexander M. Grant, Jr.
Portfolio Manager


OBJECTIVE: Maximum current income exempt from federal taxes, consistent with preservation of capital

PORTFOLIO: At least 80% investment-grade debt obligations issued by state and local authorities

INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 1999: $100,084,869


Q. HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM FOR THE FIRST SIX MONTHS OF
1999?

A. The Fund produced a total rate of return of -1.77%(1) for the period ending June 30, 1999. The Lehman Municipal Bond Index(2) produced a total return of -0.90% for the same period.

  Another important comparison that should be made when measuring the Fund's performance is how does it stack up to its peers? That is to say, how does it compare to those funds that have the same investment objective? Lipper Analytical Services(3) is a good source for this information. Based on our peer group comparisons, the Fund ranked, for the first six months, 127 out of 265 funds with the same objective. The average Lipper fund return for that period was -1.82%.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME PERIOD?

A. We continued with our philosophy of investments in sound credits that provide liquidity and are somewhat insulated during an economic downturn. In keeping with this mandate, we avoided investments that were related to the hospital sector.

  This proved to be prudent, as this was one of the worst performing sectors for the first six months. Concentration in the general obligation (G.O.) sector and essential services, such as water, sewer and transportation, provided low risk and liquidity. Our over-allocation to New York State credits proved to be a successful strategy as that was one of the better performing states.

--------------------------------------------------------------------------------
We continued with our philosophy of investments in sound credits that provide liquidity and are somewhat insulated during an economic downturn. In keeping with this mandate, we avoided instruments that were related to the hospital sector.
--------------------------------------------------------------------------------

Q. WHAT IS THE OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. Our outlook for the remainder of the year would be consistent with the first half of the year. We expect continued concentration in sound credits that provide liquidity with very little risk. Also, we would expect that investor demand will remain healthy. The supply of new municipal bond issues should continue at a moderate pace with a slow down in issuance towards the end of the year.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where noted. From June 1, 1994 to December 31, 1998, the investment adviser for the Fund assumed the operating expenses of the Fund to the extent they exceeded 0.75% of the Fund's average daily net assets. Effective January 1, 1999, the investment adviser for the Fund assumed the operating expenses of the Fund to the extent they exceeded 0.80% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the expenses that have been deducted from the Fund's return. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.


--------------------------------------------------------------------------------
18

============================----------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
============================


                   PORTFOLIO COMPOSITION BY SECTOR ALLOCATION
                               AS OF JUNE 30, 1999

                     [GRAPHICAL REPRESENTATION OF PIE CHART]

                        Revenue Bonds     58.87%
                        Insured Bonds      3.44%
       Local General Obligation Bonds     10.50%
                           Short Term     15.37%
       State General Obligation Bonds     11.82%





                       CREDIT QUALITY AS OF JUNE 30, 1999

                     [GRAPHICAL REPRESENTATION OF PIE CHART]

                                   AA     26.21%
                                    A      8.17%
                                  BBB      1.04%
                           Short Term     15.37%
                                  AAA     49.20%







--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 1999

                           Inception                                   Since
                             Date    1 Year    3 Years    5 Years    Inception
--------------------------------------------------------------------------------
  Class A Shares (with
    sales charge)           2/16/93  -2.70%     4.35%      4.99%       3.67%
  At Net Asset Value
   (without sales charge)             1.89%     5.96%      5.96%       4.42%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

=================================-----------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
=================================

---------------------
|                   |
|                   |
|                   |
|     [PHOTO]       |
|                   |
|                   |
|                   |
---------------------
Alexander M. Grant, Jr.
Portfolio Manager


OBJECTIVE: As high a level of current income as is consistent with preservation of capital and liquidity

PORTFOLIO: Short-term money market instruments

INCEPTION: November 3, 1982

NET ASSETS AT JUNE 30, 1999: $279,655,969


Q. HOW HAS THE GUARDIAN CASH MANAGEMENT FUND PERFORMED DURING THE FIRST HALF OF 1999?

A. As of June 30, 1999, the effective 7-day annualized yield for The Guardian Cash Management Fund was 4.15%.(1) The Fund produced a total annualized return of 4.10%(1) for the half-year ended June 30, 1999. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 4.26%; total annualized return for the same category was 4.27%. IBC Financial Data is a research firm that tracks money market funds.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A. The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (98.73%) was invested in commercial paper; the balance (1.27%) was invested in repurchase agreements.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). The Fed's policy making open market committee (FOMC) raised the Fed funds target rate on June 30,1999 by 25 basis points (0.25%) to 5.00%. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity--20 days as of June 30, 1999. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 51 days.

--------------------------------------------------------------------------------
The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets.
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in The Guardian Cash Management Fund. As the stock market rallies, our investors typically transferred cash to equity funds. During those times when the stock market stalls, we see cash inflows.


================================================================================
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY IN THE FUND.
================================================================================


-----------------------------------------------
(1) Yields are annualized historical figures and will vary as interest rates change. Effective yield assumes that income is reinvested. Past performance is not a guarantee of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. From June 1, 1994 to June 30, 1999, the investment adviser for the Fund has assumed a portion of the operating expenses of the Fund (both Class A and B shares) to the extent they exceed 0.85% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. The total return and yield figures cited represent total return and yield for both Class A and Class B shares. Total return figures do not take into account the current maximum sales charge except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
20

================================================================================
SCHEDULE OF INVESTMENTS
================================================================================

June 30, 1999 (Unaudited)

[_] THE GUARDIAN PARK AVENUE FUND

=====================================================================
COMMON STOCKS -- 95.5%
---------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.7%
     58,500   Alliant Techsystems, Inc.*               $    5,060,250
    284,300   United Technologies Corp.                    20,380,756
                                                       --------------
                                                           25,441,006
---------------------------------------------------------------------
AIR TRANSPORTATION -- 0.3%
    100,000   Continental Airlines, Inc.*                   3,762,500
    130,000   Delta Airlines, Inc.                          7,491,250
                                                       --------------
                                                           11,253,750
---------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.3%
    264,000   Ethan Allen Interiors, Inc.                   9,966,000
     49,800   Furniture Brands Int'l., Inc.*                1,388,175
                                                       --------------
                                                           11,354,175
---------------------------------------------------------------------
AUTOMOTIVE -- 2.0%
    955,000   Ford Motor Co.                               53,897,813
    215,000   General Motors Corp.                         14,190,000
                                                       --------------
                                                           68,087,813
---------------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.1%
    150,269   Delphi Automotive Systems Corp.               2,789,368
---------------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
    223,000   Amgen, Inc.*                                 13,575,125
    156,000   Biogen, Inc.*                                10,032,750
     58,000   MedImmune, Inc.*                              3,929,500
    194,400   Sepracor, Inc.*                              15,795,000
                                                       --------------
                                                           43,332,375
---------------------------------------------------------------------
BROADCASTING -- 3.3%
    196,100   Adelphia Communications Corp.*               12,476,862
    579,100   CBS Corp.                                    25,154,656
     73,500   Chancellor Media Corp.*                       4,051,688
    175,000   Clear Channel Communications, Inc.*          12,064,062
    310,000   Comcast Corp.                                11,915,625
    676,900   Infinity Broadcasting Corp.*                 20,137,775
    349,600   MediaOne Group, Inc.*                        26,001,500
                                                       --------------
                                                          111,802,168
---------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.8%
     16,500   Crossman Communities, Inc.*                     479,531
    150,000   D.R. Horton, Inc.                             2,493,750
    163,000   Lennar Corp.                                  3,912,000
    143,400   Lone Star Industries, Inc.                    5,386,462
     50,555   Martin Marietta Materials, Inc.               2,982,745
     94,740   Southdown, Inc.                               6,087,045
    115,800   Vulcan Materials Co.                          5,587,350
                                                       --------------
                                                           26,928,883
---------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 1.1%
     40,000   AFC Cable Systems, Inc.*                      1,412,500
    101,688   At Home Corp.*                                5,484,796
     35,600   Critical Path, Inc.                           1,969,125
     55,000   Doubleclick, Inc.*                            5,046,250
     54,800   E Bay, Inc.*                                  8,295,350
    127,200   MindSpring Enterprises, Inc.*                 5,636,550
     58,100   Yahoo, Inc.*                                 10,007,725
                                                       --------------
                                                           37,852,296
---------------------------------------------------------------------
CHEMICALS -- 0.1%
     93,500   Cambrex Corp.                                 2,454,375
---------------------------------------------------------------------
COMPUTER SOFTWARE -- 8.7%
    348,700   America Online, Inc.*                        38,531,350
    185,000   BMC Software, Inc.*                           9,990,000
    200,000   Computer Associates Int'l., Inc.             11,000,000
     27,000   DST Systems, Inc.*                            1,697,625
  1,964,000   Microsoft Corp.*                            177,128,250
    932,600   Novell, Inc.*                                24,713,900
    682,500   Oracle Corp.*                                25,337,813
    321,400   SunGuard Data Systems, Inc.*                 11,088,300
                                                       --------------
                                                          299,487,238
---------------------------------------------------------------------
COMPUTER SYSTEMS -- 11.0%
    227,700   Apple Computer, Inc.*                    $   10,545,356
    741,800   EMC Corp.*                                   40,799,000
    495,000   Hewlett Packard Co.                          49,747,500
  1,204,200   Int'l. Business Machines                    155,642,850
    603,200   Lexmark Int'l. Group, Inc.*                  39,848,900
    150,000   Pitney Bowes, Inc.                            9,637,500
    176,700   Seagate Technology*                           4,527,937
    190,000   Solectron Corp.*                             12,670,625
    740,400   Sun Microsystems, Inc.*                      50,995,050
     95,000   Xerox Corp.                                   5,610,938
                                                       --------------
                                                          380,025,656
---------------------------------------------------------------------
CONGLOMERATES -- 1.1%
    190,000   Textron, Inc.                                15,639,375
    244,700   Tyco Int'l. Ltd.                             23,185,325
                                                       --------------
                                                           38,824,700



---------------------------------------------------------------------
DRUGS AND HOSPITALS -- 7.8%
    682,200   Bristol-Myers Squibb Corp.                   48,052,462
    156,000   Johnson & Johnson                            15,288,000
    331,262   Medtronic, Inc.                              25,797,028
    674,400   Merck & Co., Inc.                            49,905,600
    171,700   Monsanto Corp.                                6,771,419
     27,000   Patterson Dental Co.*                           938,250
    734,900   Pfizer, Inc.                                 80,655,275
    494,800   Schering-Plough Corp.                        26,224,400
    243,000   Warner-Lambert Co.*                          16,858,125
                                                       --------------
                                                          270,490,559
---------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.9%
    593,000   General Electric Co.                         67,009,000
---------------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 0.9%
    400,000   Carnival Corp.                               19,400,000
    294,000   Viacom, Inc.*                                12,936,000
                                                       --------------
                                                           32,336,000
---------------------------------------------------------------------
FINANCIAL-BANKS -- 6.5%
    288,000   Bank of America Corp.                        21,114,000
    515,000   Banc One Corp.                               30,674,688
    260,000   Bank of New York, Inc.                        9,538,750
    450,700   Chase Manhattan Corp.*                       39,041,888
    652,500   Citigroup, Inc.                              30,993,750
    128,000   Fifth Third Bancorp                           8,520,000
    202,500   Firstar Corp.                                 5,670,000
     40,000   FirstMerit Corp.                              1,122,500
    318,000   Fleet Financial Group, Inc.                  14,111,250
     53,548   Hudson United Bancorp                         1,639,908
     14,631   M & T Bank Corp.                              8,047,050
    375,200   Mellon Bank Corp.                            13,647,900
    391,000   North Fork Bancorp                            8,333,188
     34,500   Premier Bancshares, Inc., GA                    631,781
    254,654   Premier National Bancorp, Inc.                4,997,585
    160,000   SunTrust Banks, Inc.                         11,110,000
    114,000   Union BanCal Corp.                            4,118,250
     15,000   U.S. Trust Corp.                              1,387,500
     52,000   Webster Financial Corp.                       1,410,500
    134,600   Zions Bancorp                                 8,547,100
                                                       --------------
                                                          224,657,588
---------------------------------------------------------------------
FINANCIAL-OTHER -- 5.2%
    302,400   American Express Co.                         39,349,800
    193,600   Charles Schwab Corp.                         21,271,800
    154,800   Federal Home Loan Mortgage Corp.              8,978,400
    166,500   Federal National Mortgage Assn.              11,384,438
     26,900   Goldman Sachs Group, Inc.*                    1,943,525
    125,000   Hambrecht & Quist Group, Inc.*                4,640,625
    200,000   Investment Technology Group, Inc.             6,475,000
---------------------------------------------------------------------


--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

---------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------
    200,000   Jefferies Group, Inc.                    $    6,000,000
    218,666   Legg Mason, Inc.                              8,418,641
    146,300   Lehman Brothers Hldgs., Inc.*                 9,107,175
    115,000   Merrill Lynch & Co., Inc.                     9,192,812
    137,200   J. P. Morgan & Co., Inc.                     19,276,600
    251,775   Morgan Keegan, Inc.                           4,767,989
    184,000   Morgan Stanley Dean Witter & Co.             18,860,000
    187,600   Paine Webber Group, Inc.                      8,770,300
     31,000   Ragen MacKenzie Group, Inc.*                    368,125
                                                        -------------
                                                          178,805,230
---------------------------------------------------------------------
FINANCIAL-THRIFT -- 0.9%
    126,600   Astoria Financial Corp.                       5,562,488
     98,100   BankAtlantic Bancorp, Inc.                      797,062
    196,993   BankAtlantic Bancorp, Inc. Class A            1,428,199
     16,000   California Federal Bancorp, Inc.*                19,000
    227,106   Charter One Financial, Inc.                   6,316,386
    199,700   Coastal Bancorp, Inc.                         7,988,000
     20,000   Coast Federal Litigation Trust*                  21,250
    220,000   Dime Bancorp, Inc.                            4,427,500
     46,400   Golden State Bancorp, Inc.*                      60,900
    330,601   Sovereign Bancorp, Inc.                       4,008,537
                                                        -------------
                                                           30,629,322
---------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 0.6%
    256,600   Anheuser-Busch Cos., Inc.                    18,202,562
     65,612   Earthgrains Co.                               1,693,610
     41,070   Tootsie Roll Industries, Inc.                 1,586,329
                                                        -------------
                                                           21,482,501
---------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
    336,700   Dial Corp.                                   12,521,031
---------------------------------------------------------------------
INSURANCE -- 2.2%
    123,000   American Gen. Hospitality Corp.               9,271,125
    200,000   American Int'l. Group, Inc.                  23,412,500
      7,770   Berkshire Hathaway, Inc.*                    17,404,800
     75,700   Chicago Title Corp.                           2,701,544
     54,000   Jefferson-Pilot Corp.                         3,574,125
     63,120   Liberty Financial Cos., Inc.                  1,838,370
     87,000   Reinsurance Group of America                  2,914,500
    184,500   State Auto Financial Corp.                    2,490,750
    150,000   Transamerica Corp.                           11,250,000
                                                        -------------
                                                           74,857,714
---------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 2.8%
    252,000   Dayton Hudson Corp.                          16,380,000
    143,750   Saks, Inc.*                                   4,150,781
    376,800   TJX Cos., Inc.                               12,552,150
  1,275,800   Wal-Mart Stores, Inc.                        61,557,350
                                                        -------------
                                                           94,640,281
---------------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.5%
    261,956   CVS Corp.                                    13,294,267
    150,000   Walgreen Co.                                  4,406,250
                                                        -------------
                                                           17,700,517
---------------------------------------------------------------------
MERCHANDISING-FOOD -- 1.4%
    120,000   Albertson's, Inc.                             6,187,500
    710,000   Kroger Co.*                                  19,835,625
    428,050   Safeway, Inc.*                               21,188,475
                                                        -------------
                                                           47,211,600
---------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 4.1%
    150,000   Abercrombie & Fitch Co.*                      7,200,000
    223,000   Best Buy, Inc.*                              15,052,500
    318,400   BJ's Wholesale Club, Inc.*                    9,571,900
    130,000   Costco Cos., Inc.*                           10,408,125
    442,500   GAP, Inc.                                    22,290,937
    525,000   Home Depot, Inc.                             33,829,688
    175,600   Lowes Cos., Inc.                              9,954,325
    159,000   Ross Stores, Inc.                             8,009,625
    500,000   Tandy Corp.                                  24,437,500
                                                       --------------
                                                          140,754,600
---------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 0.1%
     29,100   Avis Rent A Car, Inc.*                          847,537
     58,066   Nielsen Media Research, Inc.*                 1,698,431
                                                       --------------
                                                            2,545,968
---------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.4%
     90,000   A.C. Nielsen Corp.*                           2,722,500
    285,000   Valassis Communications, Inc.*               10,438,125
                                                       --------------
                                                           13,160,625
---------------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.3%
    232,500   Anadarko Petroleum Corp.                      8,558,906
    216,000   Apache Corp.                                  8,424,000
    238,900   Basin Exploration, Inc.*                      4,792,931
    216,500   Burlington Resources, Inc.                    9,363,625
      8,100   Callon Petroleum Co.*                            83,531
    132,100   Devon Energy Corp.                            4,722,575
     67,000   Newfield Exploration Co.*                     1,905,312
    152,100   Vastar Resources, Inc.                        7,975,744
                                                       --------------
                                                           45,826,624
---------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.1%
    362,000   Halliburton Co.                              16,380,500
    235,000   Schlumberger Ltd.                            14,966,562
    292,000   Transocean Offshore, Inc.                     7,665,000
                                                       --------------
                                                           39,012,062
---------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.2%
    217,700   Conoco, Inc.                                  6,068,388
---------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 2.3%
    213,000   Chevron Corp.                                20,274,937
    443,700   Exxon Corp.                                  34,220,363
    371,000   Texaco, Inc.                                 23,187,500
                                                       --------------
                                                           77,682,800
---------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.7%
    169,400   Georgia Pacific Corp.*                        8,025,325
    313,700   International Paper Co.                      15,841,850
                                                       --------------
                                                           23,867,175
---------------------------------------------------------------------
PUBLISHING AND PRINT -- 1.6%
    347,000   Dun & Bradstreet Corp.                       12,296,812
    584,000   Time Warner, Inc.                            42,924,000
                                                       --------------
                                                           55,220,812
---------------------------------------------------------------------
RAILROADS -- 0.8%
    292,400   Kansas City Southern Inds., Inc.             18,658,775
    174,000   Union Pacific Corp.                          10,146,375
                                                       --------------
                                                           28,805,150
---------------------------------------------------------------------
RESTAURANTS -- 0.3%
    131,000   Outback Steakhouse, Inc.*                     5,149,937
    215,500   Wendy's Int'l., Inc.*                         6,101,344
                                                       --------------
                                                           11,251,281
---------------------------------------------------------------------
SEMICONDUCTORS -- 5.8%
    232,700   Adaptec, Inc.*                                8,217,219
    623,000   Advanced Micro Devices, Inc.*                11,252,937
    168,000   Applied Materials, Inc.*                     12,411,000
  1,142,800   Intel Corp.                                  67,996,600
    507,000   Micron Technology, Inc.*                     20,438,438
    380,000   Motorola, Inc.                               36,005,000
    123,000   Texas Instruments                            17,835,000
    430,000   Xilinx, Inc.*                                24,617,500
                                                       --------------
                                                          198,773,694
---------------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.2%
    196,000   Jones Apparel Group, Inc.*                    6,725,250
---------------------------------------------------------------------


-------------------------------------------------------------------------------
* Non-income producing security.             See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)




---------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.4%
    168,800   FDX Corp.*                               $    9,157,400
    213,100   Maritrans, Inc.                               1,198,688
    120,000   Sea Containers Ltd.                           4,027,500
                                                       --------------
                                                           14,383,588
---------------------------------------------------------------------
TRUCKERS -- 0.2%
    155,500   Navistar Int'l. Corp., Inc.*                  7,775,000
---------------------------------------------------------------------
UTILITIES-ELECTRIC -- 1.7%
    174,000   Consolidated Edison, Inc.                     7,873,500
    148,000   DQE                                           5,938,500
    204,464   Duke Energy Co.                              11,117,730
    171,200   Energy East Corp.                             4,451,200
    304,200   IPALCO Enterprises                            6,445,238
    170,900   Montana Power Co.                            12,048,450
     60,200   New Century Energies, Inc.                    2,336,513
     58,000   Nisource, Inc.                                1,497,125
    160,000   Texas Utilities Co.                           6,600,000
                                                       --------------
                                                           58,308,256
---------------------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 12.4%
    680,700   Ameritech Corp.                              50,031,450
    830,365   AT & T Corp.                                 46,344,747
    310,000   Bell Atlantic Corp.                          20,266,250
    622,000   Cisco Systems, Inc.*                         40,080,125
    440,000   GTE Corp.                                    33,330,000
    984,300   Lucent Technologies, Inc.                    66,378,731
    905,120   MCI WorldCom, Inc.*                          77,896,890
    319,000   Nortel Networks Corp.                        27,693,187
     78,500   QUALCOMM, Inc.*                              11,264,750
    126,000   SBC Communications, Inc.                      7,308,000
    382,000   Sprint Corp.                                 20,174,375
     95,500   Sprint PCS*                                   5,455,438
    103,000   Vodafone Airtouch PLC                        20,291,000
                                                       --------------
                                                          426,514,943
---------------------------------------------------------------------
              TOTAL COMMON STOCKS
               (COST $2,281,480,622)                    3,288,651,362
---------------------------------------------------------------------

=====================================================================
SHORT-TERM INVESTMENTS -- 2.1%
=====================================================================

Principal
 Amount                                                         Value
---------------------------------------------------------------------
$ 25,000,000  BTR Dunlop Finance, Inc.
               5.75%, due 7/1/99                       $   25,000,000
  24,000,000  Rio Tinto America, Inc.
               5.75%, due 7/1/99                           24,000,000
  25,000,000  Sonoco Products Co.
               5.80%, due 7/1/99                           25,000,000
---------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS
               (COST $74,000,000)                          74,000,000
---------------------------------------------------------------------

=====================================================================
REPURCHASE AGREEMENT -- 3.9%
=====================================================================
$135,391,000  State Street Bank & Trust Co.
              repurchase agreement, dated
              6/30/99, maturity value
              $135,409,315 at 4.87%,
              due 7/1/99 (collateralized by
              $65,175,000 Federal Home
              Loan Bank Notes, 5.125%,
              due 10/15/03, by $46,930,000
              Federal Farm Credit Bank
              Notes, 4.62%, due 8/2/99,
              by $24,490,000 Federal Home
              Loan Mortgage Corp. Notes,
              4.87%, due 7/12/99, and by
              $1,545,000 Federal National
              Mortgage Assn. Notes, 6.59%,
              due 5/21/02)                             $  135,391,000
---------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENT
               (COST $135,391,000)                        135,391,000
---------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.5%
 (COST $2,490,871,622)                                  3,498,042,362
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS-- (1.5%)                                (51,253,222)
---------------------------------------------------------------------
NET ASSETS-- 100.0%                                    $3,446,789,140
---------------------------------------------------------------------


--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

O    THE GUARDIAN PARK AVENUE SMALL CAP FUND

============================================================
COMMON STOCKS -- 93.1%
============================================================
Shares                                             Value
------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.6%
     7,500  Alliant Techsystems, Inc.*         $    648,750
------------------------------------------------------------
APPLIANCE AND FURNITURE -- 2.2%
    58,500  Ethan Allen Interiors, Inc.           2,208,375
     7,300  Furniture Brands Int'l., Inc.*          203,488
                                               ------------
                                                  2,411,863
------------------------------------------------------------
BIOTECHNOLOGY -- 2.5%
    42,800  Biomatrix, Inc.*                        925,550
    65,000  The Liposome Co., Inc.*               1,243,125
     7,500  Sepracor, Inc.*                         609,375
                                               ------------
                                                  2,778,050
------------------------------------------------------------
BROADCASTING -- 5.2%
    36,500  Adelphia Communications Corp.*        2,322,313
    37,200  Citadel Communications Corp.*         1,346,175
     7,400  Entercom Communications Corp.*          316,350
    20,200  Jones Intercable, Inc.*                 989,800
    14,900  TCA Cable TV, Inc.                      826,950
                                               ------------
                                                  5,801,588
------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 12.7%
    14,000  Coachmen Industries, Inc.               325,500
    34,000  Crossman Communities, Inc.*             988,125
    43,000  D. R. Horton, Inc.                      714,875
    96,000  Engle Homes, Inc.                     1,320,000
    53,000  Juno Lighting, Inc.                   1,300,156
    49,600  Lennar Corp.                          1,190,400
    45,600  Lone Star Industries, Inc.            1,712,850
    46,850  Monaco Coach Corp.*                   1,982,341
    61,500  National RV Hldgs., Inc.*             1,491,375
    21,400  Southdown, Inc.                       1,374,950
    52,000  Thor Industries, Inc.                 1,475,500
    40,000  U.S. Concrete, Inc.*                    380,000
                                               ------------
                                                 14,256,072
------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 11.4%
    19,000  24/7 Media, Inc.*                       731,500
    19,100  Abovenet Communications, Inc.*          771,163
    28,200  AFC Cable Systems, Inc.*                995,813
     1,100  Ask Jeeves, Inc.*                        15,400
    10,834  At Home Corp.*                          584,359
     6,800  CMGI, Inc.*                             775,625
    10,100  Critical Path, Inc.*                    558,656
     6,300  Exodus Communications, Inc.*            755,606
     2,500  Flycast Communicatons Corp.*             47,813
     9,500  Infoseek Corp.*                         455,406
     7,400  Lycos, Inc.*                            679,875
       250  Media Metrix, Inc.*                      13,312
    14,200  MindSpring Enterprises, Inc.*           629,238
    23,600  National Computer Systems, Inc.*        796,500
     4,800  Network Solutions, Inc.*                379,800
    14,000  Profit Recovery Group Int'l., Inc.*     662,375
    25,000  TheStreet.com, Inc.*                    900,000
    36,000  US Web Corp.*                           798,750
    43,700  Xircom, Inc.*                         1,313,731
     3,519  Yahoo, Inc.*                            606,148
    25,000  Ziplink, Inc.*                          312,500
                                               ------------
                                                 12,783,570
------------------------------------------------------------
CHEMICALS -- 2.0%
    18,000  MacDermid, Inc.                         837,000
    56,000  Myers Industries, Inc.                1,120,000
    11,800  Tredegar Industries, Inc.               256,650
                                               ------------
                                                  2,213,650
------------------------------------------------------------
COMPUTER SOFTWARE -- 4.7%
     5,500  Inktomi Corp.*                     $    723,250
    25,000  Legato Systems, Inc.*                 1,443,750
    25,000  Macromedia, Inc.*                       881,250
     5,300  Network Appliance, Inc.*                296,138
    25,300  Pervasive Software, Inc.*               629,337
     6,000  RealNetworks, Inc.*                     413,250
     2,500  Silknet Software, Inc.*                 101,250
     8,600  VeriSign, Inc.*                         741,750
                                               ------------
                                                  5,229,975
------------------------------------------------------------
COMPUTER SYSTEMS -- 0.9%
     8,500  Henry Jack & Associates, Inc.           333,625
    41,000  The Intercept Group, Inc.*              635,500
                                               ------------
                                                    969,125
------------------------------------------------------------
DRUGS AND HOSPITALS -- 1.5%
     4,000  Andrx Corp.*                            308,500
    19,000  King Pharmaceuticals, Inc.*             491,625
    37,650  United Payors & United Prov., Inc.*     873,009
                                               ------------
                                                  1,673,134
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.8%
    31,400  Plexus Corp.*                           945,925
------------------------------------------------------------
FINANCIAL-BANKS -- 6.5%
    16,700  Cullen Frost Bankers, Inc.*             460,294
    18,500  Gold Banc Corp., Inc.*                  242,812
    27,000  Hudson United Bancorp                   826,875
     1,800  M & T Bank Corp.                        990,000
    23,000  MECH Financial, Inc.                    862,500
    24,000  National Commerce Bancorp.              525,000
    27,000  North Fork Bancorp                      575,438
     5,000  U.S. Trust Corp.*                       462,500
    35,700  Valley National Bancorp               1,026,375
    20,500  Zions Bancorp                         1,301,750
                                               ------------
                                                  7,273,544
------------------------------------------------------------
FINANCIAL-OTHER -- 4.2%
    11,000  Dain Rauscher Corp.                     595,375
    15,900  DLJ Direct*                             469,050
    23,000  Hambrecht & Quist Group, Inc.*          853,875
     8,300  Investment Technology Group, Inc.       268,712
     8,300  Jefferies Group, Inc.                   249,000
    30,000  Morgan Keegan, Inc.                     568,125
    13,100  Knight/Trimark Group, Inc.*             790,094
    35,000  Ragen MacKenzie Group, Inc.*            415,625
     7,700  Southwest Securities Group, Inc.        552,475
                                               ------------
                                                  4,762,331
------------------------------------------------------------
FINANCIAL-THRIFT -- 1.9%
    10,500  Coast Federal Litigation Trust*          11,156
    62,420  Peoples Heritage Financial Group      1,174,276
    32,000  Waddell & Reed Financial, Inc.          878,000
                                               ------------
                                                  2,063,432
------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 2.1%
    22,200  Adolph Coors Co.                      1,098,900
    23,100  Earthgrains Co.                         596,269
     5,000  Ralcorp Hldgs., Inc.*                    80,312
    19,500  Ruby Tuesday, Inc.                      370,500
     5,960  Tootsie Roll Industries, Inc.           230,205
                                               ------------
                                                  2,376,186
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%
    44,600  Home Products Int'l., Inc.*             379,100
------------------------------------------------------------







--------------------------------------------------------------------------------
* Non-income producing security.             See notes to financial statements.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                Value
------------------------------------------------------------
INSURANCE -- 2.7%
    10,400  Chicago Title Corp.                $    371,150
     4,900  Financial Sec. Assur. Hldgs. Ltd.       254,800
     3,800  Markel Corp.*                           710,600
    21,000  Reinsurance Group of America            703,500
    71,000  State Auto Financial Corp.              958,500
                                               ------------
                                                  2,998,550
------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 1.5%
    57,000  JLG Industries, Inc.                  1,161,375
    16,600  Terex Corp.*                            505,262
                                               ------------
                                                  1,666,637
------------------------------------------------------------
MERCHANDISING-FOOD -- 0.6%
    67,400  Grand Union Co.*                        728,763
------------------------------------------------------------
MERCHANDISING-SPECIAL -- 7.4%
    27,000  Ames Department Stores, Inc.*         1,231,875
    25,000  Barnes & Noble, Inc.*                   450,000
    64,000  BJ's Wholesale Club, Inc.*            1,924,000
     3,000  EToys, Inc.*                            122,250
    24,750  Insight Enterprises, Inc.*              612,563
     9,300  JAKKS Pacific, Inc.*                    277,256
    12,000  Miami Computer Supplies*                226,500
    43,300  PC Connection, Inc.*                    522,306
    49,500  Trans World Entertainment Corp.*        556,875
    60,000  Zale Corp.*                           2,400,000
                                               ------------
                                                  8,323,625
------------------------------------------------------------
METALS-STEEL -- 0.2%
    37,000  Armco, Inc.*                            245,125
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 3.7%
    35,000  Avis Rent A Car, Inc.*                1,019,375
     8,900  Hertz Corp.*                            551,800
    87,000  Nielsen Media Research, Inc.*         2,544,750
                                               ------------
                                                  4,115,925
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 4.1%
    22,000  A.C. Nielsen Corp.*                     665,500
    65,100  Innotrac Corp.*                       1,318,275
    35,000  Optimal Robotics Corp.*                 347,812
    62,400  Valassis Communications, Inc.*        2,285,400
                                               ------------
                                                  4,616,987
------------------------------------------------------------
OIL AND GAS PRODUCING -- 0.6%
    18,500  Louis Dreyfus Natural Gas Corp.*        398,906
    11,500  Newfield Exploration Co.*               327,031
                                               ------------
                                                    725,937
------------------------------------------------------------
OIL AND GAS SERVICES -- 0.9%
    34,100  B.J. Svcs. Co.*                       1,003,819
------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 2.2%
    18,000  Brandywine Realty Trust                 356,625
    26,000  Colonial Pptys. Trust, Inc.             734,500
    18,000  Kilroy Realty Corp.                     438,750
    55,800  Mission West Pptys., Inc.*              460,350
    13,000  Prison Realty Corp.                     127,563
    10,000  Weeks Corp.*                            305,000
                                               ------------
                                                  2,422,788
------------------------------------------------------------
SEMICONDUCTORS -- 3.4%
    27,000  Advanced Micro Devices, Inc.*           487,688
    10,800  KLA-Tencor Corp.*                       700,650
     9,400  QLogic Corp.*                         1,240,800
    24,000  Xilinx, Inc.*                         1,374,000
                                               ------------
                                                  3,803,138
------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 2.2%
    19,000  Mohawk Industries, Inc.*                577,125
    61,000  Shaw Industries, Inc.*                1,006,500
    28,700  Tropical Sportswear Int'l. Corp.*       914,812
                                               ------------
                                                  2,498,437
------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.8%
    25,700  Sea Containers Ltd.                     862,556
------------------------------------------------------------
UTILITIES-GAS AND ELECTRIC -- 2.6%
    13,300  Central Hudson Gas & Elec. Corp.        558,600
    23,000  IPALCO Enterprises                      487,312
    16,000  Otter Tail Power Co.                    617,000
    36,000  TNP Enterprises, Inc.                 1,305,000
                                               ------------
                                                  2,967,912
------------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 0.7%
    26,000  Commscope, Inc.*                        799,500
------------------------------------------------------------
            TOTAL COMMON STOCKS
             (COST $88,875,008)                 104,345,994
------------------------------------------------------------



============================================================
 REPURCHASE AGREEMENT -- 6.5%
============================================================
Principal
Amount                                              Value
------------------------------------------------------------
$ 7,303,000 State Street Bank & Trust Co.
            repurchase agreement,
            dated 6/30/99, maturity
            value $7,303,988 at 4.87%
            due 7/1/99 (collateralized by
            $7,455,000 Federal National
            Mortgage Assn. Notes, 5.62%
            due 3/15/01)                       $  7,303,000
-----------------------------------------------------------
            TOTAL REPURCHASE AGREEMENT
             (COST $7,303,000)                    7,303,000
-----------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
 (COST $96,178,008)                             111,648,994
CASH, RECEIVABLES AND OTHER
 ASSETS LESS LIABILITIES-- 0.4%                     474,040
-----------------------------------------------------------
NET ASSETS -- 100.0%                           $112,123,034
-----------------------------------------------------------






--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

O  THE GUARDIAN ASSET ALLOCATION FUND

===========================================================
COMMON STOCKS -- 6.3%
===========================================================
Shares                                                Value
-----------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.2%
     5,800  United Technologies Corp.          $    415,788
-----------------------------------------------------------
AIR TRANSPORTATION -- 0.1%
     4,000  Continental Airlines, Inc.*             150,500
-----------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.1%
     2,289  Martin Marietta Materials, Inc.         135,051
-----------------------------------------------------------
COMPUTER SOFTWARE -- 1.4%
    40,000  Microsoft Corp.*                      3,607,500
-----------------------------------------------------------
COMPUTER SYSTEMS -- 1.0%
    25,000  Lexmark Int'l. Group, Inc.*           1,651,562
     6,000  Pitney Bowes, Inc.                      385,500
     6,000  Sun Microsystems, Inc.*                 413,250
                                               ------------
                                                  2,450,312
-----------------------------------------------------------
CONGLOMERATES -- 0.4%
    12,000  Textron, Inc.                           987,750
-----------------------------------------------------------
DRUGS AND HOSPITALS -- 0.1%
     4,800  Bristol-Myers Squibb Corp.              338,100
-----------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.3%
    28,200  General Electric Co.                  3,186,600
-----------------------------------------------------------
FINANCIAL-BANKS -- 0.4%
    13,500  Firstar Corp.                           378,000
    10,400  Mellon Bank Corp.                       378,300
     4,500  Union BanCal Corp.                      162,563
     2,400  Zions Bancorp                           152,400
                                               ------------
                                                  1,071,263
-----------------------------------------------------------
FINANCIAL-THRIFT -- 0.1%
     5,600  Astoria Financial Corp.                 246,050
-----------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 0.0%
     1,600  Earthgrains Co.                          41,300
-----------------------------------------------------------
INSURANCE -- 0.1%
        73  Berkshire Hathaway, Inc.*               163,520
-----------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.1%
     4,800  Dayton Hudson Corp.                     312,000
-----------------------------------------------------------
MERCHANDISING-DRUGS -- 0.1%
     5,304  CVS Corp.                               269,178
-----------------------------------------------------------
MERCHANDISING-FOOD -- 0.4%
    19,274  Safeway, Inc.*                          954,063
-----------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 0.3%
    10,400  Exxon Corp.                             802,100
-----------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 0.2%
     6,400  Ameritech Corp.                         470,400
-----------------------------------------------------------
            TOTAL COMMON STOCKS
             (COST $4,966,368)                   15,601,475
-----------------------------------------------------------


===========================================================
MUTUAL FUNDS -- 56.0%
===========================================================
EQUITY -- 38.2%
 1,739,114  The Guardian Park Avenue
             Fund, Class A                     $ 95,217,921
FIXED INCOME -- 17.8%
 4,620,493  The Guardian Investment Quality
             Bond Fund, Class A                  44,203,697
-----------------------------------------------------------
            TOTAL MUTUAL FUNDS
             (COST $129,672,515)                139,421,618
-----------------------------------------------------------


===========================================================
OPTIONS -- 0.0%
===========================================================
Number of
 Contracts                                            Value
-----------------------------------------------------------
       300  U.S. Treasury Bond Futures
             Expires August, 1999
             Exercise price $120               $     84,375
        75  U.S. Treasury Bond Futures
             Expires August, 1999
             Exercise price $116                    108,984
-----------------------------------------------------------
            TOTAL OPTIONS
             (COST $868,632)                        193,359
-----------------------------------------------------------


===========================================================
SHORT-TERM INVESTMENTS -- 27.6%
===========================================================
Principal
 Amount                                               Value
-----------------------------------------------------------
$ 8,000,000 Ameritech Capital Funding Corp.
             4.97%, due 7/21/99                $  7,977,911
 8,000,000  Associates First Capital
             4.84%, due 7/22/99                   7,977,413
 8,000,000  BTR Dunlop Fin., Inc.
             4.81%, due 7/8/99                    7,992,518
 7,000,000  DaimlerChrysler N.A. Hldgs. Corp.
             4.90%, due 7/23/99                   6,979,039
 5,000,000  John Deere Credit Group PLC
             4.81%, due 7/6/99                    4,996,660
 7,000,000  FPL Group Capital, Inc.
             5.00%, due 7/6/99                    6,995,139
 8,000,000  General Motors Acceptance Corp.
             4.80%, due 7/13/99                   7,987,200
 8,000,000  Merrill Lynch & Co., Inc.
             4.83%, due 8/20/99                   7,946,333
10,000,000  Motiva Enterprises
             5.04%, due 8/5/99                    9,951,000
-----------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $68,803,213)                  68,803,213
-----------------------------------------------------------


===========================================================
REPURCHASE AGREEMENT -- 9.7%
===========================================================
$24,147,000 State Street Bank & Trust Co.
            repurchase agreement, dated
            6/30/99, maturity value
            $24,150,267 at 4.87%, due
            7/1/99 (collateralized by
            $1,175,000 Federal National
            Mortgage Assn. Notes,
            5.25%, due 1/15/03 and by
            $23,465,000 Federal Home
            Loan Bank Notes, 5.125%,
            due 10/15/03)                      $ 24,147,000
-----------------------------------------------------------
            TOTAL REPURCHASE AGREEMENT
             (COST $24,147,000)                  24,147,000
-----------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
 (COST $228,457,728)                            248,166,665
CASH, RECEIVABLES AND OTHER
 ASSETS LESS LIABILITIES -- 0.4%                    931,994
-----------------------------------------------------------
NET ASSETS-- 100.0%                            $249,098,659
-----------------------------------------------------------

--------------------------------------------------------------------------------
* Nonincome producing security.               See notes to financial statements.

O  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

===========================================================
COMMON STOCKS -- 94.9%
===========================================================
Shares                                                Value
-----------------------------------------------------------
AUSTRALIA -- 2.7%
  BANKS -- 0.9%
       34,900   Commonwealth Bank of Australia $    554,849
       38,070   National Australia Bank             629,154
  BEVERAGES -- 0.5%
      211,200   Fosters Brewing Group               594,475
  BUSINESS SERVICES -- 0.4%
       21,260   Brambles Industries Ltd.            559,346
  MINING -- 0.6%
       46,300   Broken Hill Ppty.                   535,616
      182,450   Pasminco Ltd.*                      201,175
  TELECOMMUNICATIONS -- 0.3%
       55,600   Telstra Corp.                       318,183
                                               ------------
                                                  3,392,798
-----------------------------------------------------------
FINLAND -- 1.8%
  TELECOMMUNICATIONS -- 1.8%
       25,100   Nokia OYJ                         2,199,319
-----------------------------------------------------------
FRANCE -- 7.6%
  BANKS -- 0.9%
        6,270   Societe Generale                  1,104,600
  COMPUTER SOFTWARE AND TECHNOLOGY -- 1.0%
        8,010   CAP Gemini                        1,258,384
  CONSTRUCTION MATERIALS -- 0.9%
       11,400   Lafarge                           1,083,506
  FINANCIAL SERVICES -- 1.4%
       14,340   AXA UAP                           1,748,757
  OIL-INTEGRATED -- 2.2%
       18,930   Elf Aquitaine                     2,776,842
  RETAIL-FOOD AND DRUG -- 1.2%
       10,560   Carrefour                         1,551,223
                                               ------------
                                                  9,523,312
-----------------------------------------------------------
GERMANY -- 10.0%
  AUTOMOTIVE -- 1.7%
       25,200   DaimlerChysler AG                 2,182,104
  BANKS -- 1.0%
       19,400   Bayerische Vereinsbank AG         1,259,905
  CHEMICALS -- 1.7%
       48,110   BASF AG                           2,125,112
  DRUGS AND HEALTH CARE -- 0.5%
       13,590   GEHE AG                             624,813
  INDUSTRIAL MACHINERIES -- 3.6%
       29,990   Mannesmann AG                     4,482,704
  SOFTWARE -- 1.3%
        4,700   SAP AG                            1,589,159
  TELECOMMUNICATIONS -- 0.2%
        6,830   Deutsche Telekom*                   286,557
                                               ------------
                                                 12,550,354
-----------------------------------------------------------
HONG KONG -- 2.4%
  CONGLOMERATES -- 1.2%
      171,000   Hutchison Whampoa                 1,548,314
  REAL ESTATE -- 0.9%
       70,000   Cheung Kong Hldgs.                  622,535
       50,000   Sun Hung Kai Pptys.                 455,946
  TELECOMMUNICATIONS -- 0.3%
      161,600   Hong Kong Telecom.                  419,694
                                               ------------
                                                  3,046,489
-----------------------------------------------------------
HUNGARY -- 0.2%
  PHARMACEUTICALS -- 0.2%
        7,180   Richter Gedeon VEG                  312,103
-----------------------------------------------------------
IRELAND -- 2.7%
  BANKS -- 1.1%
      105,000   Allied Irish Bank                 1,380,051
-----------------------------------------------------------


-----------------------------------------------------------
Shares                                                Value
-----------------------------------------------------------
  CONSTRUCTION MATERIALS -- 1.6%
      110,180   CRH PLC                        $  1,953,560
                                               ------------
                                                  3,333,611
-----------------------------------------------------------
ITALY -- 2.9%
  BANKS -- 2.2%
      595,000   Banco di Roma                       855,632
      140,930   Sao Paolo IMI SPA                 1,917,666
  OIL AND GAS -- 0.1%
       30,600   Tecnost SPA*                         75,390
  TELECOMMUNICATIONS -- 0.6%
      308,100   Olivetti SPA*                       740,020
      308,100   Olivetti SPA (rights)*               41,447
                                               ------------
                                                  3,630,155
-----------------------------------------------------------
JAPAN -- 23.4%
  AUTOMOTIVE -- 0.6%
       19,000   Honda Motor Co.                     805,737
  AUTOMOTIVE PARTS -- 0.8%
       51,000   Denso Corp.                       1,037,117
  CHEMICALS -- 2.6%
       67,000   Kao Corp.                         1,883,112
      295,000   Sumitomo Chemical*                1,353,435
  COMPUTER SYSTEMS -- 1.7%
      102,000   Fujitsu Ltd.                      2,053,154
  DRUGS AND HEALTH CARE -- 1.0%
       49,000   Sankyo Co.                        1,235,430
  ELECTRONICS -- 4.2%
      190,000   Hitachi                           1,782,673
       70,000   Matsushita Electric Works           675,870
        7,000   Rohm Co.                          1,096,553
        9,000   Sony Corp.                          970,902
        8,000   TDK Corp.                           732,082
  ENGINEERING AND MACHINERIES -- 1.0%
       10,700   SMC Corp.*                        1,198,520
  FINANCIAL SERVICES -- 4.4%
       84,000   Mitsubishi Trading & Brokerage      816,599
       83,000   Nomura Securities Co. Ltd.          972,233
       19,100   Promise Co.                       1,128,916
  105,000,000   Sanwa Int'l. Financial              911,383
        2,260   Shohkoh Fund & Co.                1,621,625
  LEISURE PRODUCTS -- 0.4%
        3,500   Toho Co.                            512,110
  MERCHANDISING-MASS -- 1.1%
        5,700   Ryohin Keikaku Co. Ltd.           1,434,777
  PHOTOGRAPHY -- 0.6%
       21,000   Fuji Photo Film Co.                 795,073
  RETAIL TRADE -- 0.7%
       13,000   Ito Yokado Co.                      870,464
  TELECOMMUNICATIONS -- 3.6%
          173   Nippon Tele. & Tel. Corp.         2,016,450
           37   NTT Mobile Comm. Network, Inc.      501,612
          148   NTT Mobile Comm. Network, Inc.
                - New*                            1,981,979
  TOBACCO -- 0.7%
           75   Japan Tobacco, Inc.*                830,785
                                               ------------
                                                 29,218,591
-----------------------------------------------------------
NETHERLANDS -- 3.4%
  BANKS -- 0.9%
       49,600   ABN AMRO Hldgs. NV*               1,073,734
  BROADCASTING AND PUBLISHING -- 1.5%
       47,380   Ver Ned Uitgevers                 1,892,615
  COMPUTER SERVICES -- 1.0%
       50,300   CMG PLC                           1,322,220
                                               ------------
                                                  4,288,569
-----------------------------------------------------------


--------------------------------------------------------------------------------
See notes to financial statements.               * Nonincome producing security.

THE GUARDIAN BAILLIE GIFFORD
INTERNATIONAL FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
Shares                                                Value
-----------------------------------------------------------
NEW ZEALAND -- 0.3%
  TELECOMMUNICATIONS -- 0.3%
       79,010   Telecom. Corp. of New Zealand  $    338,838
-----------------------------------------------------------
POLAND -- 1.0%
  ELECTRICAL EQUIPMENTS -- 1.0%
       85,000   Elektrim*                         1,201,452
-----------------------------------------------------------
PORTUGAL -- 0.6%
  TRANSPORTATION -- 0.6%
       18,120   Brisa (Auto Estrada)                747,160
-----------------------------------------------------------
SINGAPORE -- 1.2%
  BANKS -- 0.3%
       40,000   Overseas Chinese Bank               333,725
  PUBLISHING -- 0.9%
       65,197   Singapore Press Hldgs.            1,110,877
                                               ------------
                                                  1,444,602
-----------------------------------------------------------
SOUTH KOREA -- 0.8%
  TELECOMMUNICATIONS -- 0.4%
       33,100   SK Telecom. Ltd. ADR*               562,700
  UTILITIES-ELECTRIC -- 0.4%
       23,882   Korea Electric Power Corp. ADR*     489,581
                                               ------------
                                                  1,052,281
-----------------------------------------------------------
SPAIN -- 4.6%
  BANKS -- 2.0%
      232,400   Banco Santander Central
                Hispano S.A.                      2,419,653
  CONSTRUCTION AND HOUSING -- 1.8%
       47,900   Acciona S.A.                      2,282,732
  GAS DISTRIBUTION -- 0.8%
       14,000   Gas Natural SDG*                  1,017,449
                                               ------------
                                                  5,719,834
-----------------------------------------------------------
SWEDEN -- 3.9%
  CONSTRUCTION AND MINING EQUIPMENTS -- 1.0%
       47,120   Atlas Copco AB                    1,265,562
  RETAIL-GENERAL -- 1.3%
       68,130   Hennes & Mauritz                  1,685,393
  TELECOMMUNICATIONS -- 1.6%
       61,850   LM Ericsson                       1,985,408
                                               ------------
                                                  4,936,363
-----------------------------------------------------------
SWITZERLAND -- 5.2%
  BUSINESS SERVICES -- 1.5%
        3,430   Adecco S.A.                       1,837,303
  INSURANCE -- 1.3%
        2,950   Zurich Allied AG                  1,676,934
  PHARMACEUTICALS -- 1.3%
          160   Roche Hldgs. AG                   1,644,139
  TELECOMMUNICATIONS -- 1.1%
        3,610   Swisscom AG                       1,358,015
                                               ------------
                                                  6,516,391
-----------------------------------------------------------
UNITED KINGDOM -- 20.2%
  BANKS -- 4.4%
       36,000   Barclays                          1,046,945
       45,325   Halifax PLC                         540,113
       48,000   HSBC Hldgs.*                      1,697,054
      112,000   Lloyds TSB Group PLC              1,520,892
       36,500   National Westminster Bank Co. PLC   773,821
  COMPUTER SOFTWARE AND TECHNOLOGY-- 0.3%
       10,000   Sage Group                          355,444
  CONGLOMERATES -- 1.8%
      135,000   Hanson PLC                        1,212,925
       76,000   Rentokil Initial PLC                294,696
      110,461   Williams Hldgs.                     729,538
  DATA SERVICES -- 0.4%
       34,666   Reuters Group PLC                   455,990
-----------------------------------------------------------


-----------------------------------------------------------
Shares                                                Value
-----------------------------------------------------------
  DRUGS AND HEALTH CARE -- 2.9%
       96,000   Glaxo Wellcome                 $  2,667,772
       73,000   Smithkline Beecham                  949,297
  ELECTRONICS -- 0.3%
       52,000   Electrocomponents                   382,777
  FINANCIAL SERVICES -- 0.5%
       43,000   CGU PLC                             619,159
  FOOD, BEVERAGE AND TOBACCO -- 1.4%
      132,800   Imperial Tobacco                  1,455,863
       22,929   Whitbread                           355,274
  INDUSTRIAL MACHINERIES -- 0.4%
       43,000   Smiths Industries PLC               570,697
  INSURANCE -- 0.5%
       42,000   Prudential Corp.                    618,994
  LEISURE PRODUCTS -- 0.3%
       19,000   Granada Group                       351,898
  OIL-INTERNATIONAL -- 1.9%
      135,880   BP Amoco PLC                      2,433,095
  OIL AND GAS -- 0.6%
       96,000   Shell Transport & Trading           720,283
  RETAIL-GENERAL -- 0.4%
       40,000   Boots Co.                           474,767
  TELECOMMUNICATIONS -- 3.6%
      119,000   British Telecom.                  1,992,034
       53,373   Cable & Wireless Co.*               513,188
      100,000   Vodafone Group                    1,967,160
  TRANSPORTATION -- 0.5%
       61,000   BAA PLC                             587,773
                                               ------------
                                                 25,287,449
-----------------------------------------------------------
            TOTAL COMMON STOCKS
             (COST $96,457,583)                 118,739,671
-----------------------------------------------------------


===========================================================
CONVERTIBLE BOND -- 0.1%
===========================================================
Principal
 Amount                                               Value
-----------------------------------------------------------
$  147,900  Tecnost Int'l.
             4.487% due 6/23/04
             (COST $156,609)                   $    155,161
-----------------------------------------------------------


===========================================================
REPURCHASE AGREEMENT -- 2.8%
===========================================================
$3,468,000  State Street Bank & Trust Co.
            repurchase agreement,
            dated 6/30/99, maturity
            value $3,468,385 at 4.00%
            due 7/1/99 (collateralized
            by $3,540,000 U.S. Treasury
            Notes, 3.375% due 1/15/07)         $  3,468,000
-----------------------------------------------------------
            TOTAL REPURCHASE AGREEMENT
             (COST $3,468,000)                    3,468,000
-----------------------------------------------------------
TOTAL INVESTMENTS -- 97.8%
 (COST $100,082,192)                            122,362,832
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 2.2%                         2,741,356
-----------------------------------------------------------
NET ASSETS -- 100.0%                           $125,104,188
-----------------------------------------------------------


GLOSSARY OF TERMS:
 ADR -- American Depositary Receipt.
 GDR -- Global Depositary Receipt.


--------------------------------------------------------------------------------
* Nonincome producing security.               See notes to financial statements.

[_] THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

=====================================================================
COMMON STOCKS -- 92.9%
---------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------
ARGENTINA -- 2.2%
  METALS -- 0.3%
         25,258   Siderar S.A.*                           $    76,037
  REAL ESTATE -- 0.5%
          3,350   IRSA Inversiones Y Represente GDR           103,431
  RETAIL-FOOD -- 0.6%
         19,480   Imp. Y Exp. Patagonia*                      142,223
  TELECOMMUNICATIONS -- 0.8%
          6,000   Telefonica de Argentina S.A. ADR*           188,250
                                                          -----------
                                                              509,941
---------------------------------------------------------------------
BRAZIL -- 9.6%
  BANKS -- 0.8%
        340,000   Banco Itau S.A.                             174,753
  FOOD, BEVERAGE AND TOBACCO -- 0.1%
      4,700,000   Comp. Lorenz                                 19,910
  PAPER PRODUCTS -- 0.5%
          5,600 Aracruz Celulose S.A. ADR                     123,200
  PETROLEUM SERVICES -- 1.5%
         23,740   Petroleo Brasileiro S.A. ADR                353,132
  REAL ESTATE -- 0.4%
          6,500   Brazil Realty S.A. GDR                       80,768
  RETAIL-APPLIANCES -- 0.6%
         24,500   Globex Utilidades                           128,001
  RETAIL-FOOD -- 0.6%
          8,168   Comp. Brasileiras de Dist. ADR              152,640
  TELECOMMUNICATIONS -- 3.1%
          9,300   Embratel Participacoes S.A. ADR             129,037
          5,290   Telecom. Centro Sul Participacoes ADR       127,128
      1,800,000   Telecom. de Sao Paolo S.A.                  149,449
          9,400   Telecom. Norte Leste Participacoes ADR      174,488
     22,944,500   Telecom. Sudeste Celular Participacoes S.A. 130,249
  TEXTILE-APPAREL AND PRODUCTION -- 0.7%
         83,700   Confeccoes Guararapes S.A.                  152,461
  TOBACCO -- 0.5%
         15,900   Souza Cruz (Cia)                            111,807
  UTILITIES-ELECTRIC AND WATER -- 0.8%
          8,600   Comp. Energetica de Minas ADR               177,375
                                                          -----------
                                                            2,184,398
---------------------------------------------------------------------
CHILE -- 1.7%
  CHEMICALS -- 0.3%
          2,100   Sociedad Quimica Y Minera
                   de Chile S.A. ADR                           74,287
  MINING -- 0.6%
         30,420   Antofagasta Hldgs.                          139,533
  MUTUAL FUNDS -- 0.4%
          2,800   Genesis Chile Fund                           88,200
  TELECOMMUNICATIONS -- 0.4%
          3,500   Comp. de Telecom. de Chile ADR               86,625
                                                          -----------
                                                              388,645
---------------------------------------------------------------------
CZECH REPUBLIC -- 0.4%
  TELECOMMUNICATIONS -- 0.4%
          5,750   SPT Telecom. AS*                             93,204
---------------------------------------------------------------------
ESTONIA -- 0.5%
  TELECOMMUNICATIONS -- 0.5%
          6,000   AS Eesti Telekom GDR                        119,100
---------------------------------------------------------------------
GREECE -- 1.0%
  BANKS -- 0.4%
          1,575   Alpha Credit Bank                           101,378
  TELECOMMUNICATIONS -- 0.6%
          6,300   OTE - S.A. Telecom. Org.                    134,837
                                                          -----------
                                                              236,215
---------------------------------------------------------------------


---------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------
HONG KONG -- 3.3%
  BANKS -- 0.7%
         56,000   Guoco Group*                            $   150,130
  ELECTRONIC EQUIPMENT -- 0.9%
        219,000   Legend Hldgs.*                              210,289
  REAL ESTATE -- 1.3%
         17,000   Cheung Kong Hldgs.                          151,187
         76,000   New World Infrastructure Ltd.*              143,015
  UTILITIES -- 0.4%
        384,000   Shandong Int'l. Power*                       86,614
                                                          -----------
                                                              741,235
---------------------------------------------------------------------
HUNGARY -- 3.5%
  BANKS -- 0.8%
          4,400   OTP Bank                                    183,356
  LODGING -- 0.9%
         12,000   Danubius Hotel*                             217,569
  PHARMACEUTICALS -- 0.8%
          4,200   Richter Gedeon VEG                          182,567
  PLASTICS -- 0.4%
          4,500   Pannonplast                                  87,164
  TELECOMMUNICATIONS -- 0.6%
         25,540   Matav RT*                                   137,969
                                                          -----------
                                                              808,625
---------------------------------------------------------------------
INDIA -- 6.8%
  COMPUTER SOFTWARE -- 1.9%
          7,600   Infosys Technology Ltd. ADR                 440,800
  MUTUAL FUNDS -- 4.1%
         22,000   India I.T. Fund Ltd.*                       525,250
         37,000   Indian Opportunity Fund*                    407,000
  TELECOMMUNICATIONS -- 0.8%
         17,000   Mahanagar Telephone Nigam
                       Ltd. GDR*                              172,550
                                                          -----------
                                                            1,545,600
---------------------------------------------------------------------
INDONESIA -- 1.8%
  TELECOMMUNICATIONS -- 1.8%
        729,000   PT Telekomunikasi Indonesia                 421,083
---------------------------------------------------------------------
ISRAEL -- 4.1%
  BANKS -- 0.9%
        108,000   Bank Leumi Le - Israel*                     204,040
  COMPUTER SOFTWARE -- 0.9%
         20,500   Sapiens Int'l. Corp. NV*                    203,719
  CONGLOMERATES -- 1.2%
         14,000   Clal Industries*                            111,349
          7,000   Koors Industries Ltd. ADR                   163,625
  ELECTRONIC EQUIPMENT -- 0.6%
          4,000   ECI Telecom. Ltd.                           132,750
  TELECOMMUNICATIONS -- 0.5%
         12,800   Elbit Ltd.*                                 125,600
                                                          -----------
                                                              941,083
---------------------------------------------------------------------
MALAYSIA -- 2.7%
  BANKS -- 1.6%
        121,000   Malayan Bank Berhad*                        363,000
  FOOD, BEVERAGE AND TOBACCO -- 0.2%
         32,000    RJ Reynolds Berhad                          33,651
  UTILITIES -- 0.9%
         90,000   Tenaga Nasional*                            207,237
                                                          -----------
                                                              603,888
---------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

---------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------
MEXICO -- 12.5%
  BANKS -- 0.3%
         29,000   Grupo Financiero Banamex
                      Accival S.A. de C.V.*               $    73,799
  CONGLOMERATES -- 1.0%
          2,850   Fomento Economico
                      Mexicano ADR                            113,644
         25,436   Grupo Carso S.A. de C.V. ADR*               117,862
  FINANCIAL  SERVICES -- 0.5%
         69,400   Grupo Financiero Banorte*                   101,550
  FOOD, BEVERAGE AND TOBACCO -- 1.4%
         93,100   Grupo Continental                           145,904
         80,000   Grupo Industrial Bimbo S.A.*                178,136
  MEDIA AND ENTERTAINMENT -- 2.5%
        114,600   Corp. Interamericana Entretenimiento*       373,048
          4,400   Grupo Television S.A. de C.V. ADR*          197,175
  METALS -- 0.8%
         16,600   Tubos de Acero                              179,536
  PAPER PRODUCTS -- 1.0%
         53,000   Kimberly Clark Mexico*                      218,047
  REAL ESTATE -- 0.8%
         44,200   Corp. Geo S.A. de C.V.*                     187,467
  RETAIL TRADE -- 1.1%
         11,400   Grupo Elektra S.A. de C.V. GDR               66,975
         39,400   Organiz. Soriana*                           185,073
  TELECOMMUNICATIONS -- 3.1%
         25,300   Grupo Carso Global Telecom.*                160,154
          6,770   Telefonos de Mexico S.A. ADR                547,101
                                                          -----------
                                                            2,845,471
---------------------------------------------------------------------
PANAMA -- 0.6%
  BANKS -- 0.6%
         56,000   Banco Latinoamericano de
                       Exportaciones S.A.                     128,400
---------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 1.2%
  HOUSEHOLD PRODUCTS -- 1.2%
        236,000   Guandong Kelon Elec. Hldgs.                 275,282
---------------------------------------------------------------------
PERU -- 1.3%
  MINING -- 0.5%
          7,100   Comp. de Minas Buenaventura ADR             108,719
  TELECOMMUNICATIONS -- 0.8%
         12,500   Telefonica del Peru S.A. ADR                189,062
                                                          -----------
                                                              297,781
---------------------------------------------------------------------
POLAND -- 5.4%
  BANKS -- 2.3%
         20,000   Bank Handlowy Warsaw*                       277,601
          8,130   Bank Roswoju Eksport                        255,712
  ELECTRICAL EQUIPMENT -- 1.1%
         18,430   Elektrim*                                   260,503
           MEDIA -- 0.6%
         10,700   Agora S.A. GDR*                             124,655
  METALS -- 0.6%
         20,250   KGHM Polska Miedz*                          127,384
  TELECOMMUNICATIONS -- 0.8%
         25,000   Telekomunikacja Polska GDR*                 178,125
                                                          -----------
                                                            1,223,980
---------------------------------------------------------------------
SOUTH AFRICA -- 5.8%
  CONSUMER GOODS -- 1.7%
         96,000   Ellerine Hldgs.                             381,836
  ELECTRONIC EQUIPMENT -- 1.3%
         11,500   MIH Ltd. Tortola*                           304,750
  METALS -- 0.6%
         93,000   Kroondal Platinum*                          129,466
---------------------------------------------------------------------



---------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------
  MISCELLANEOUS-FINANCIAL -- 1.3%
          6,200   Anglo American Corp. of South Africa    $   289,758
  TOBACCO -- 0.9%
         11,000   Compagnie Financiere Richemont AG*          213,656
                                                          -----------
                                                            1,319,466
---------------------------------------------------------------------
SOUTH KOREA -- 16.0%
  BANKS -- 1.2%
         13,000   Kookmin Bank GDR*                           266,500
  CONGLOMERATES -- 2.4%
         23,000   Samsung Co.*                                540,475
  CONSTRUCTIONS -- 1.4%
          5,500   Tae Young Corp.*                            313,607
  ELECTRONIC EQUIPMENT -- 1.0%
         27,500   Comtec System*                              243,520
  FINANCIAL  SERVICES -- 2.1%
         20,000   Daishin Securities*                         278,186
         11,000   Dongwon Securities*                         202,419
  TELECOMMUNICATIONS -- 7.9%
          8,000   LG Information & Comm.*                     591,620
         71,000   SK Telecom. Ltd. ADR*                     1,207,000
                                                          -----------
                                                            3,643,327
---------------------------------------------------------------------
TAIWAN -- 9.3%
  BANKS -- 0.9%
        110,000   First Commercial Bank*                      209,443
  DRUGS AND HEALTH CARE -- 0.5%
        181,720   Test Rite Int'l.*                           126,585
  ELECTRONICS AND INSTRUMENTS -- 5.5%
         90,000   Accton Technology Corp.*                    204,799
         37,000   Hon Hai Precision*                          334,489
         81,760   Taiwan Secom                                175,923
         70,110   Taiwan Semiconductor*                       268,068
        124,200   United Micro Electronic                     267,241
  INSURANCE -- 0.7%
         46,000   Cathay Life Insurance Co. Ltd.              165,201
  MISCELLANEOUS-CONS. GROWTH CYCLICAL -- 0.5%
         50,000   Lee Chi Enterprises Co. Ltd.*               112,229
  REAL ESTATE -- 1.2%
        106,000   China Development*                          264,180
                                                          -----------
                                                            2,128,158
---------------------------------------------------------------------
THAILAND -- 2.1%
  BANKS -- 0.7%
         92,000   Siam Commercial Bank*                       113,519
         92,000   Siam Commercial Bank (warrants)*             59,254
  REAL ESTATE -- 1.4%
        528,000   Olden Land Ppty.*                           311,430
                                                          -----------
                                                              484,203
---------------------------------------------------------------------
TURKEY -- 0.7%
  BANKS -- 0.7%
         27,811   Haci Omer Sabanci Hldgs. S.A. ADR           150,875
---------------------------------------------------------------------
UNITED KINGDOM -- 0.4%
  MUTUAL FUNDS -- 0.4%
          4,450   East Europe Development Fund*                95,351
---------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                   (COST $18,424,579)                      21,185,311
---------------------------------------------------------------------


--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

=====================================================================
PREFERRED STOCK -- 0.4%
---------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------
         830,000   Telecom. de Sao Paolo S.A.
          (COST $146,948)                                 $    98,447
---------------------------------------------------------------------

=====================================================================
REPURCHASE AGREEMENT -- 3.6%
----------------------------------------------------------------------
Principal
 Amount                                                         Value

----------------------------------------------------------------------
$ 823,000    State Street Bank & Trust Co.
             repurchase agreement,
             dated 6/30/99, maturity
             value $823,091 at 4.00%
             due 7/1/99 (collateralized
             by $845,000 U.S.
             Treasury Bonds, 12.75%
             due 11/15/10)                                $   823,000
---------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
               (COST $823,000)                                823,000
---------------------------------------------------------------------
TOTAL INVESTMENTS -- 96.9%
 (COST $19,394,527)                                        22,106,758
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 3.1%                                     715,485
---------------------------------------------------------------------
NET ASSETS-- 100.0%                                       $22,822,243
---------------------------------------------------------------------

GLOSSARY OF TERMS:
 ADR -- American Depositary Receipt.
 GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

O  THE GUARDIAN INVESTMENT QUALITY BOND FUND

===========================================================
ASSET BACKED -- 8.0%
===========================================================
Principal
 Amount                                               Value
-----------------------------------------------------------
$  500,000  Amresco 1997-1 M1F
             7.42% due 3/25/27                 $    497,735
 1,700,000  Arcadia Automobile Rec. Tr.
             1999-A A5
             6.12% due 12/15/06                   1,683,714
 2,000,000  Comed Transitional Funding Tr.
             1998 A3
             5.34% due 3/25/04                    1,962,020
 1,400,000  Contimortgage Home Equity Loan Tr.
             1999-1 A3
             6.17% due 5/25/21                    1,379,784
 1,300,000  Green Tree Finl. Corp.
             1998-4 A5
             6.18% due 12/1/17                    1,280,370
 1,700,000  Peco Energy Transition Tr.
             1999-A A6
             6.05% due 3/1/09                     1,627,886
 1,100,000  Pemex Finance Ltd.
             6.125% due 11/15/03+                 1,101,441
 1,727,000  Premier Auto Tr. 1997-2B
             6.53% due 12/6/03                    1,735,963
-----------------------------------------------------------
            TOTAL ASSET BACKED
             (COST $11,432,669)                  11,268,913
-----------------------------------------------------------


===========================================================
COMMERCIAL MORTGAGE BACKED -- 4.8%
===========================================================
$1,300,000  Chase Coml. Mtg. Secs. Corp.
             1998-1 A2
             6.56% due 5/18/08                 $  1,270,880
 1,500,000  Comm 1999-1 A1
             6.145% due 2/15/08                   1,445,585
 1,300,000  First Union Coml. Mtg. Tr.
             1999-C1 A2
             6.07% due 10/15/35                   1,224,756
 1,500,000  First Union Lehman Brothers
             1998-Cl A1
             6.28% due 6/18/07                    1,393,350
 1,500,000  Heller Finl. Coml. Mtg. Asset. Co.
             1999-PH1 A1
             6.50% due 2/15/08                    1,479,330
-----------------------------------------------------------
            TOTAL COMMERCIAL MORTGAGE BACKED
             (COST $6,984,918)                    6,813,901
-----------------------------------------------------------


===========================================================
CORPORATE BONDS -- 43.1%
===========================================================
AUTOMOTIVE -- 1.8%
$1,500,000  Ford Motor Co.
             6.375% due 2/1/29                 $  1,303,265
 1,300,000  Ford Motor Credit Co.
             5.75% due 2/23/04                    1,252,445
                                               ------------
                                                  2,555,710
-----------------------------------------------------------
BANKS -- 4.5%
 1,400,000  Capital One Bank
             6.48% due 1/28/02                    1,387,793
 1,500,000  Citicorp
             6.375% due 11/15/08                  1,424,931
 2,000,000  Export-Import Bank Korea
             6.50% due 2/10/02                    1,953,000
-----------------------------------------------------------
+ Rule 144A restricted security


-----------------------------------------------------------
Principal
 Amount                                               Value
-----------------------------------------------------------
$1,600,000  Korea Dev. Bank
             7.125% due 9/7/01                 $  1,595,435
                                               ------------
                                                  6,361,159
-----------------------------------------------------------
BUILDING PRODUCTS -- 0.7%
 1,000,000  Lafarge Corp.
             6.375% due 7/15/05                     974,222
-----------------------------------------------------------
CHEMICALS-MAJOR -- 2.1%
 1,500,000  ICI Wilmington, Inc.
             6.75% due 9/15/02                    1,498,672
 1,500,000  Rohm & Haas
             7.85% due 7/15/29                    1,498,905
                                               ------------
                                                  2,997,577
-----------------------------------------------------------
ENTERTAINMENT -- 2.5%
 1,250,000  Time Warner, Inc.
             6.95% due 1/15/28                    1,155,651
 2,650,000  Time Warner, Inc.
             6.625% due 5/15/29                   2,334,359
                                               ------------
                                                  3,490,010
-----------------------------------------------------------
FERTILIZER -- 1.1%
 1,600,000  IMC Global
             7.40% due 11/1/02                    1,623,662
-----------------------------------------------------------
FINANCIAL-OTHER -- 4.7%
 1,250,000  Donaldson Lufkin & Jenrette
             Sec. Corp.
             6.11% due 5/15/01                    1,243,549
 1,400,000  Lehman Brothers Hldgs., Inc.
             6.625% due 4/1/04                    1,365,990
 2,800,000  Lehman Brothers Hldgs., Inc.
             6.00% due 2/26/01                    2,766,383
 1,250,000  Paine Webber Group, Inc.
             6.45% due 12/1/03                    1,223,218
                                               ------------
                                                  6,599,140
-----------------------------------------------------------
FOOD AND BEVERAGE -- 7.7% 1,300,000 Kroger Co.
             6.80% due 12/15/18                   1,184,600
 1,500,000  Fred Meyer, Inc.
             7.45% due 3/1/08                     1,509,504
 1,400,000  Pepsi Bottling Group, Inc.
             7.00% due 3/1/29                     1,308,702
 1,600,000  Safeway, Inc.
             5.875% due 11/15/01                  1,575,544
 1,300,000  Joseph E. Seagram & Sons, Inc.
             7.60% due 12/15/28                   1,253,899
 1,250,000  Joseph E. Seagram & Sons, Inc.
             6.40% due 12/15/03                   1,230,053
 2,800,000  Joseph E. Seagram & Sons, Inc.
             6.25% due 12/15/01                   2,778,768
                                               ------------
                                                 10,841,070
-----------------------------------------------------------
HOMEBUILDERS -- 0.9%
 1,250,000  Marlin Water Trust/Cap.+
             7.09% due 12/15/01                   1,255,185
-----------------------------------------------------------
HOSPITAL-SUPPLIES -- 1.1%
 1,600,000  Mallinckrodt, Inc.+
             6.30% due 3/15/11                    1,580,139
-----------------------------------------------------------
INSURANCE -- 0.9%
 1,300,000  Conseco, Inc.
             6.40% due 6/15/01                    1,270,347
-----------------------------------------------------------


--------------------------------------------------------------------------------
                                              See notes to financial statements.
32

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
Principal
 Amount                                               Value
-----------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 1.9%
$1,250,000  Federated Department Stores, Inc.
             6.125% due 9/1/01                 $  1,241,518
 1,400,000  Saks, Inc.
             7.25% due 12/1/04                    1,402,944
                                               ------------
                                                  2,644,462
-----------------------------------------------------------
MERCHANDISING-DRUGS -- 1.1%
 1,500,000  Rite Aid Corp.
             6.70% due 12/15/01                   1,493,519
-----------------------------------------------------------
MERCHANDISING-MASS -- 0.8%
 1,250,000  Aramark Svcs., Inc.
             6.75% due 8/1/04                     1,212,799
-----------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.9%
 1,250,000  Ikon Capital, Inc.
             6.73% due 6/15/01                    1,238,572
-----------------------------------------------------------
MISCELLANEOUS-FINANCIAL -- 1.1%
 1,600,000  Comdisco, Inc.
             6.13% due 8/1/01                     1,586,102
-----------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 2.6%
 1,400,000  Occidental Petroleum Corp.
             8.45% due 2/15/29                    1,458,796
 1,000,000  Occidental Petroleum Corp.
             7.65% due 2/15/06                    1,006,328
 1,250,000  Occidental Petroleum Corp.
             7.375%  due 11/15/08                 1,230,882
                                               ------------
                                                  3,696,006
-----------------------------------------------------------
POLLUTION CONTROLS -- 1.1%
 1,600,000  USA Waste Svcs., Inc.
             6.125% due 7/15/01                   1,589,266
-----------------------------------------------------------
RAILROADS -- 2.0%
 1,600,000  CSX Corp.
             7.25% due 5/1/04                     1,622,698
 1,350,000  Union Pacific Corp.
             6.625% due 2/1/29                    1,182,623
                                               ------------
                                                  2,805,321
-----------------------------------------------------------
TELECOMMUNICATIONS -- 1.9%
 1,500,000  AT & T Corp.
             6.50% due 3/15/29                    1,349,079
 1,500,000  Lucent Technologies, Inc.
             6.45% due 3/15/29                    1,370,628
                                               ------------
                                                  2,719,707
-----------------------------------------------------------
UTILITIES-ELECTRIC -- 1.7%
1,000,000   Cinergy Corp.
             6.125% due 4/15/04                     971,829
 1,400,000  Niagara Mohawk Power Corp.
             6.875% due 3/1/01                    1,411,519
                                               ------------
                                                  2,383,348
-----------------------------------------------------------
            TOTAL CORPORATE BONDS
             (COST $62,509,751)                  60,917,323
-----------------------------------------------------------


===========================================================
COLLATERALIZED MORTGAGE OBLIGATION -- 1.0%
===========================================================
$1,437,330  GE Capital Mortgage Svcs., Inc.
             1996-3A7 7.00% due 3/25/26
             (COST $1,439,327)                 $  1,423,777
-----------------------------------------------------------


===========================================================
MORTGAGE PASS-THROUGHS -- 25.6%
===========================================================
Principal
 Amount                                               Value
-----------------------------------------------------------
            FHLMC
$7,650,000   6.50%, (30 yr. TBA)(a)            $  7,398,988
    89,211   7.00%, 8/1/08                           89,799
            FNMA
 4,900,000   6.50%, (30 yr. TBA)(a)               4,736,154
10,500,000   7.00%, (30 yr. TBA)(a)              10,388,438
 4,300,000   7.50%, (30 yr. TBA)(a)               4,343,000
 2,079,994   6.00%, 1/1/29                        1,958,585
   670,392   6.50%, 7/1/11                          661,596
 1,769,131   6.50%, 2013                          1,745,284
 1,949,121   6.50%, 11/1/28                       1,896,252
    63,163   7.00%, 2/1/09                           63,540
   374,297   7.00%, 2012                            376,023
    30,423   7.00%, 8/1/23                           30,178
    30,787   7.00%, 10/1/27                          30,511
   527,502   7.00%, 12/1/28                         522,464
    23,609   7.50%, 7/1/12                           23,718
     3,864   7.50%, 5/1/27                            3,911
            GNMA
 1,995,795   6.50%, 3/1/13                        1,923,887
-----------------------------------------------------------
            TOTAL MORTGAGE PASS THROUGHS
             (COST $36,928,542)                  36,192,328
-----------------------------------------------------------


===========================================================
U.S. GOVERNMENT -- 15.9%
===========================================================
            U.S. Treasury Bonds
$3,000,000   5.25%, 11/15/28                   $  2,655,000
   270,000   6.125%, 11/15/27                       267,469
            U.S. Treasury Notes
 1,500,000   4.625%, 11/30/00                     1,483,125
 3,450,000   4.75%, 11/15/08                      3,166,455
 1,350,000   5.25%, 5/31/01                       1,343,250
 1,100,000   5.25%, 8/15/03                       1,080,750
 1,600,000   5.25%, 5/15/04                       1,572,000
 2,000,000   5.50%, 5/15/09                       1,953,126
 2,500,000   6.125%, 8/15/07                      2,527,345
 3,500,000   6.50%, 8/15/05                       3,608,283
 1,500,000   6.625%, 4/30/02                      2,818,750
-----------------------------------------------------------
            TOTAL U.S. GOVERNMENT SECURITIES
             (COST $22,656,815)                  22,475,553
-----------------------------------------------------------


===========================================================
COMMERCIAL PAPER -- 21.5%
===========================================================
 AUTOMOTIVE -- 3.1%
$4,351,000  General Motors Acceptance Corp.
             5.10% due 8/16/99(a)              $  4,330,659
-----------------------------------------------------------
BANKS -- 1.7%
 2,381,000  Dresdner US Finance
             4.86% due 7/14/99(a)                 2,376,821
-----------------------------------------------------------
CONGLOMERATES -- 1.4%
 2,000,000  BTR Dunlop Finance, Inc.
             4.86% due 7/14/99(a)                 1,996,490
-----------------------------------------------------------


--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued

-----------------------------------------------------------
Principal
 Amount                                               Value
-----------------------------------------------------------
FINANCIAL -- 5.4%
$3,298,000  Associates Corp. of North America
             4.83% due 7/14/99(a)              $  3,292,248
 2,275,000  Goldman Sachs Group LP
             4.82% due 7/14/99                    2,271,040
 2,000,000  Lehman Brothers Hldgs., Inc.
             4.90% due 7/14/99(a)                 1,996,461
                                               ------------
                                                  7,559,749
-----------------------------------------------------------
FOOD AND BEVERAGE -- 2.8%
 3,972,000  Cadbury Schweppes Money Mgt. PLC
             4.90% due 7/1/99(b)                  3,972,000
-----------------------------------------------------------
MINING -- 3.3%
 4,736,000  Rio Tinto America, Inc.
             5.00% due 7/14/99(a)                4,727,449
-----------------------------------------------------------
TELECOMMUNICATIONS -- 3.8%
 5,400,000  Lucent Technologies, Inc.
             4.81% due 7/14/99(b)                 5,390,621
-----------------------------------------------------------
             TOTAL COMMERCIAL PAPER
              (COST $30,353,789)                 30,353,789
-----------------------------------------------------------


===========================================================
REPURCHASE AGREEMENT -- 4.3%
===========================================================
$6,081,000  State Street Bank & Trust Co.
            repurchase agreement,
            dated 6/30/99, maturity
            value $6,081,823 at 4.87%
            due 7/1/99 (collateralized by
            Federal Home Loan Bank Notes
            $6,210,000, 6.13% due 5/10/04)     $  6,081,000
-----------------------------------------------------------
            TOTAL REPURCHASE AGREEMENT
             (COST $6,081,000)                    6,081,000
-----------------------------------------------------------
TOTAL INVESTMENTS--124.2%
 (COST $178,386,811)                            175,526,584
PAYABLES FOR REVERSE REPURCHASE
 AGREEMENTS(b)--(2.8%)                           (3,971,250)
PAYABLES FOR MORTGAGE PASS-THROUGHS
 DELAYED DELIVERY SECURITIES(a)--(19.0%)        (26,866,580)
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS--(2.4%)                        (3,348,189)
-----------------------------------------------------------
NET ASSETS -- 100.0%                           $141,340,565
-----------------------------------------------------------


(a) Commercial paper with the total amount of $26,381,782 is segregated to cover forward mortgage purchases.

(b) Commercial paper in the amount of $3,972,000 is segregated to cover reverse repurchase agreements.


--------------------------------------------------------------------------------
                                              See notes to financial statements.
34

[_] THE GUARDIAN HIGH YIELD BOND FUND

=====================================================================
FIXED INCOME -- 90.6%
---------------------------------------------------------------------
                                             Rating
Principal                                   Moody's/
 Amount                                       S&P*              Value
---------------------------------------------------------------------
AEROSPACE -- 4.0%
 $1,500,000   K & F Ind., Inc.
              Sr. Sub. Nt. Ser. B
              9.25% due 10/15/07           B3/B-          $ 1,473,750
  1,000,000   Kellstrom Ind., Inc.
              Sub. Nt. Conv.
              5.50% due 6/15/03            B3/B-              818,750
                                                          -----------
                                                            2,292,500
---------------------------------------------------------------------
BROADCASTING -- 1.8%
  1,000,000   Capstar Broadcasting Partners
              Sr. Sub. Nt.
              9.25% due 7/1/07             B2/B-            1,015,000
---------------------------------------------------------------------
CABLE AND WIRELESS VIDEO -- 3.6%
  1,000,000   CSC Hldgs., Inc.
              Sr. Sub. Deb.
              9.875% due 2/15/13           B1/BB-           1,067,500
  1,000,000   Pegasus Communications Corp.
              Sr. Nt.
              9.75% due 12/1/06            B3/B-            1,000,000
                                                          -----------
                                                            2,067,500
---------------------------------------------------------------------
CHEMICALS -- 1.8%
  1,000,000   Lyondell Chemical Co.
              Sr. Sub. Nt.+
              10.875% due 5/1/09           B2/B+            1,040,000
---------------------------------------------------------------------
CONSUMER NON-DURABLES -- 8.7%
  1,000,000   Bell Sports, Inc.
              Sr. Sub. Nt.
              11.00% due 8/15/08           B3/B-              995,000
  1,000,000   Ekco Group, Inc.
              Sr. Nt. Ser. B
              9.25% due 4/1/06             Ba3/B+             980,000
  2,000,000   Pillowtex Corp.
              Sr. Sub. Nt.
              10.00% due 11/15/06          B2/B+            1,980,000
  1,000,000   Revlon Consumer Prods. Corp.
              Sr. Nt.
              9.00% due 11/1/06            B2/B               985,000
                                                          -----------
                                                            4,940,000
---------------------------------------------------------------------
DIVERSIFIED MEDIA -- 6.9%
  1,000,000   American Media Operations
              Sr. Sub. Nt.+
              10.25% due 5/1/09            B2/B-            1,007,500
  1,000,000   Cinemark USA, Inc.
              Sr. Sub. Nt. Ser. B
              9.625% due 8/1/08            B2/B               980,000
  1,000,000   Fox Liberty Networks LLC
              Sr. Nt.
              8.875% due 8/15/07           B1/B             1,037,500
  1,000,000   Regal Cinemas, Inc.
              Sr. Sub. Nt.
              8.875% due 12/15/10          B3/B               920,000
                                                          -----------
                                                            3,945,000
---------------------------------------------------------------------
ENERGY -- 6.8%
  1,000,000   Houston Exploration Co.
              Sr. Sub. Nt. Ser. B
              8.625% due 1/1/08            B2/B               980,000
  1,000,000   Ocean Energy, Inc.
              Sr. Sub. Nt. Ser. B
              8.375% due 7/1/08            B1/BB-             970,000
  1,000,000   Offshore Logistics, Inc.
              Sub. Nt. Conv.
              6.00% due 12/15/03           B2/B+              855,000
---------------------------------------------------------------------
+ Rule 144A restricted security.



---------------------------------------------------------------------
                                             Rating
Principal                                   Moody's/
 Amount                                       S&P*              Value
---------------------------------------------------------------------
 $1,000,000   RBF Finance
              Sr. Nt.+
              11.375% due 3/15/09          Ba3/BB-        $ 1,035,000
                                                          -----------
                                                            3,840,000
---------------------------------------------------------------------
FINANCIAL -- 1.8% 1,000,000 AmeriCredit Corp.
              Sr. Nt.+
              9.875% due 4/15/06           Ba1/B+           1,030,000
---------------------------------------------------------------------
FOOD AND DRUG -- 0.6%
  1,000,000   Jitney Jungle Stores America
              Sr. Sub. Nt.
              10.375% due 9/15/07          Caa1/B-            360,000
---------------------------------------------------------------------
FOOD AND TOBACCO -- 1.6%
  1,000,000   CKE Restaurants, Inc.
              Sr. Sub. Nt.
              9.125% due 5/1/09            B1/B               925,000
---------------------------------------------------------------------
FOREST PRODUCTS AND CONTAINERS -- 0.9%
    500,000   Packaging Corp. America
              Sr. Sub. Nt.+
              9.625% due 4/1/09             B3/B              507,500
---------------------------------------------------------------------
GAMING AND LEISURE -- 11.9%
  1,000,000   Coast Hotels & Casinos, Inc.
              Sr. Sub. Nt.+
              9.50% due 4/1/09             B3/B-              962,500
  1,000,000   Hard Rock Hotel, Inc.
              Sr. Sub. Nt. Ser. B
              9.25% due 4/1/05             B3/B-              942,500
  1,000,000   HMH Properties, Inc.
              Sr. Nt. Ser. C
              8.45% due 12/1/08            Ba2/BB             950,000
  1,500,000   Premier Parks, Inc.
              Sr. Nt.
              9.75% due 6/15/07            B3/B-            1,515,000
  1,000,000   Signature Resorts, Inc.
              Sub. Nt. Conv.
              5.75% due 1/15/07            Caa1/B             682,500
    750,000   Vail Resorts, Inc.
              Sr. Sub. Nt.+
              8.75% due 5/15/09            B1/B               729,375
  1,000,000   Waterford Gaming LLC
              Sr. Nt.+
              9.50% due 3/15/10            B1/B+              992,500
                                                          -----------
                                                            6,774,375
---------------------------------------------------------------------
HEALTH CARE -- 10.3%
  1,000,000   Alliance Imaging, Inc.
              Sr. Sub. Nt.
              9.625% due 12/15/05          B3/B-              957,500
    700,000   Concentra Mgd. Care, Inc.
              Sub. Nt. Conv.+
              4.50% due 3/15/03            B2/NR              660,625
  1,000,000   Fresenius Medical Care
              Capital Trust
              9.00% due 12/01/06           Ba3/B+             990,000
    750,000   Hudson Respiratory Care, Inc.
              Sr. Sub. Nt.
              9.125% due 4/15/08           B3/B-              626,250
  1,000,000   Rural/Metro Corp.
              Sr. Nt.
              7.875% due 3/15/08           Ba3/BB-            905,000
  1,000,000   Tenet Health Care Corp.
              Sr. Sub. Nt.
              8.125% due 12/1/08           Ba3/BB-            945,000
---------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------
                                             Rating
Principal                                   Moody's/
 Amount                                       S&P*              Value
----------------------------------------------------------------------
 $1,000,000   Total Renal Care Hldgs., Inc.
              Sub. Nt. Conv.+
              7.00% due 5/15/09            B1/B           $   816,250
                                                          -----------
                                                            5,900,625
---------------------------------------------------------------------
HOUSING -- 1.6%
  1,000,000   Building Materials Corp.
              Sr. Nt. Ser. B
              7.75% due 7/15/05            Ba3/BB             935,000
---------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 3.3%
  1,000,000   Advanced Micro Devices, Inc.
              Sub. Nt. Conv.
              6.00% due 5/15/05            B3/CCC+            756,250
  1,000,000   Pierce Leahy Corp.
              Sr. Sub. Nt.
              11.125% due 7/15/06          B3/B-            1,085,000
                                                          -----------
                                                            1,841,250
---------------------------------------------------------------------
MANUFACTURING -- 1.7%
  1,000,000   Fisher Scientific Int'l., Inc.
              Sr. Sub. Nt.
              9.00% due 2/1/08             B3/B-              950,000
---------------------------------------------------------------------
SERVICES -- 1.7%
  1,000,000   Anthony Crane Rentals
              Sr. Nt.
              10.375% due 8/1/08           B3/B               965,000
---------------------------------------------------------------------
TELECOMMUNICATIONS -- 12.4%
  1,000,000   GST Network Funding, Inc.
              Sr. Disc. Nt.+
              4.094% due 5/1/08            NR/NR              565,000
  1,000,000   Intermedia Comm., Inc.
              Sr. Nt. Ser. B
              8.60% due 6/1/08             B2/B               920,000
  1,000,000   KPNQwest B.V.
              Sr. Nt.+
              8.125% due 6/1/09            Ba1/BB             975,000
  1,000,000   Level 3 Comm., Inc.
              Sr. Nt.
              9.125% due 5/1/08            B3/B               982,500
    200,000   MindSpring Enterprises, Inc.
              Sub. Nt. Conv.
              5.00% due 4/15/06            B3/B-              189,250
  1,000,000   Qwest Comm. Int'l., Inc.
              Sr. Disc. Nt.
              7.99% due 10/15/07           Ba1/BB+            780,000
  1,000,000   Rhythms NetConnections, Inc.
              Sr. Nt.+
              12.75% due 4/15/09           B3/CCC+            935,000
  1,000,000   Telewest Communications
              Sr. Disc. Nt.+
              3.634% due 4/15/09           B1/B+              666,250
  1,000,000   Time Warner Telecom.
              Sr. Nt.
              9.75% due 7/15/08            B2/B-            1,025,000
                                                          -----------
                                                            7,038,000
---------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 9.2%
  1,000,000   Clearnet Communications, Inc.
              Sr. Disc. Nt.
              1.546% due 12/15/05          B3/NR              915,000
  1,500,000   NEXTEL Communications, Inc.
              Sr. Disc. Nt.
              3.707% due 10/31/07          B2/B-            1,046,250
---------------------------------------------------------------------

+ Rule 144A restricted security.



----------------------------------------------------------------------
                                             Rating
Principal                                   Moody's/
 Amount                                       S&P*              Value
----------------------------------------------------------------------
 $1,000,000   NEXTLINK Communications, Inc.
              Sr. Nt.
              10.75% due 6/1/09            B3/B           $ 1,025,000
    500,000   Orbcomm Global LP
              Sr. Nt. Ser. B
              14.00% due 8/15/04           Caa1/B-            485,000
  2,000,000   Telecorp PCS, Inc.
              Sr. Sub. Disc. Nt.+
              4.308% due 4/15/09           B3/NR            1,105,000
  1,000,000   Triton PCS, Inc.
              Sr. Sub. Disc. Nt.
              5.215% due 5/1/08            B3/CCC+            642,500
                                                          -----------
                                                            5,218,750
---------------------------------------------------------------------
              TOTAL FIXED INCOME
               (COST $53,411,143)                          51,585,500
---------------------------------------------------------------------

=====================================================================
REPURCHASE AGREEMENT -- 7.6%
----------------------------------------------------------------------
Principal
 Amount                                                         Value
----------------------------------------------------------------------
 $4,325,000   State Street Bank & Trust Co.
              repurchase agreement,
              dated 6/30/99, maturity
              value $4,325,585 at 4.87%
              due 7/1/99 (collateralized
              by Federal National Mortgage
              Assn. Notes, $4,415,000,
              5.125% due 10/15/03                         $ 4,325,000
---------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENT
               (COST $4,325,000)                            4,325,000
---------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.2%
 (COST $57,736,143)                                        55,910,500
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 1.8%                                   1,003,942
---------------------------------------------------------------------
NET ASSETS -- 100.0%                                      $56,914,442
---------------------------------------------------------------------

--------------------------------------------------------------------------------
* Unaudited.                                  See notes to financial statements.

O  THE GUARDIAN TAX-EXEMPT FUND

===========================================================
MUNICIPAL BONDS -- 97.9%
===========================================================
                                      Rating
Principal                            Moody's/
 Amount                                S&P*           Value
-----------------------------------------------------------
ALABAMA -- 1.3%
 $1,300,000 Columbia, AL Indl.
            Pol. Control Ser. D(1),
            3.85% due 10/1/22        VMIG1/A1  $  1,300,000
-----------------------------------------------------------
CALIFORNIA -- 6.1%
  1,500,000 California St. Public
            Service Ser. A,
            5.25% due 10/1/17        A2/A         1,482,540
  1,000,000 Fresno, CA Swr. Rev.,
            5.25% due 9/1/19         Aaa/AAA        999,930
  1,500,000 Los Angeles, CA Regl.
            Airport Lease Rev.(1),
            3.85% due 12/1/25        NR/A1+       1,500,000
  2,000,000 Northern CA
            Transmission Rev.,
            6.50% due 5/1/16         Aaa/AAA      2,142,140
                                               ------------
                                                  6,124,610
-----------------------------------------------------------
COLORADO -- 1.9%
  1,930,000 Boulder Valley, CO
            Sch. Dist. G.O.,
            5.25% due 12/1/17        Aa3/A        1,888,293
-----------------------------------------------------------
CONNECTICUT -- 1.5%
  1,500,000 Connecticut St.
            G.O. Ser. B,
            5.25% due 3/15/11        AA3/AA       1,514,040
-----------------------------------------------------------
FLORIDA -- 7.2%
  1,000,000 Florida St. Board of Ed.
            Cap. Outlay G.O.,
            6.70% due 6/1/22         Aaa/AAA      1,056,900
  1,500,000 Florida St. Div. Bd.
            Fin. Dept.,
            5.25% due 7/1/12         Aaa/AAA      1,513,920
  2,500,000 Jacksonville, FL
            Elec. Auth.,
            5.60% due 10/1/27        Aa3/AA-      2,525,075
  2,000,000 Sunrise, FL Prerefunded
            Utilities Sys. Rev.,
            5.75% due 10/1/06        Aaa/AAA      2,141,680
                                               ------------
                                                  7,237,575
-----------------------------------------------------------
GEORGIA -- 2.0%
  1,840,000 Georgia St. G.O Ser. B,
            6.10% due 3/1/05         Aaa/AAA      1,988,230
-----------------------------------------------------------
ILLINOIS -- 3.0%
  3,000,000 Illinois Health Fac.
            Auth. Rev.,
            3.30% due 8/1/25(1)      Aaa/AAA      3,000,000
-----------------------------------------------------------
MASSACHUSETTS -- 3.8%
  2,000,000 Massachusetts Bay Trans.
            Auth. Ser. B,
            5.125% due 3/1/15        Aa3/AA-      1,962,940
  2,000,000 Massachusetts St.
            Water Res. Auth Ser. D,
            5.00% due 8/1/24         Aaa/AAA      1,862,180
                                               ------------
                                                  3,825,120
-----------------------------------------------------------
MICHIGAN -- 1.5%
  1,500,000 Wayne St. Univ, MI, Revs.,
            5.25% due 11/15/19       NR/AAA       1,456,095
-----------------------------------------------------------
(1) Variable rate demand notes.


-----------------------------------------------------------
                                      Rating
Principal                            Moody's/
 Amount                                S&P*           Value
-----------------------------------------------------------
MINNESOTA -- 3.0%
$1,000,000  Minnesota Pub. Facs.
            Water Poll. Control Rev.,
            5.00% due 3/1/12         Aaa/AAA   $    990,690
  2,000,000 Minnesota Pub. Facs.
            Water Poll. Control Rev.,
            5.125% due 3/1/15        Aaa/AAA      1,975,500
                                               ------------
                                                  2,966,190
-----------------------------------------------------------
MISSOURI -- 4.0%
  2,420,000 Missouri St. Environmental
            Energy Rev.,
            5.00% due 1/1/20         Aa1/NR       2,309,551
  1,485,000 St. Louis, MO Reg. Con.
            Prerefunded Ser. C,
            7.90% due 8/15/03        Aaa/NR       1,678,302
                                               ------------
                                                  3,987,853
-----------------------------------------------------------
NEW JERSEY -- 2.2%
  1,600,000 New Jersey Econ. Dev.
            Nat. Gas Rev.,(1)
            3.80% due 8/1/30         Aaa/AAA      1,600,000
   500,000  New Jersey St. Transit
            Auth. Ser. A,
            6.50% due 6/15/05        Aaa/AAA        549,700
                                               ------------
                                                  2,149,700
-----------------------------------------------------------
NEW MEXICO -- 1.5%
  1,500,000 Albuquerque, NM
            Gross Rcpts Tax Rev.,
            5.25% due 7/1/16         A1/AA        1,486,680
-----------------------------------------------------------
NEW YORK -- 17.6%
  2,000,000 Long Island Power Auth., NY
            Elec. System Rev.,
            5.125% due 12/1/22       Aaa/AAA      1,901,840
  1,500,000 Long Island Power Auth., NY
            Elec. System Rev.,
            5.125% due 4/1/12        Aaa/NR       1,493,640
  1,500,000 New York City Muni. Wtr.
            Fin. Auth.,
            5.625% due 6/15/19       A2/A-        1,513,800
  1,000,000 New York St. Dorm.
            Auth. Rev. Ref. City Univ.,
            5.75% due 7/1/12         Aaa/AAA      1,064,110
  2,000,000 New York St. Dorm.
            Auth. Rev. St. Univ. Ed. Facs.,
            6.00% due 5/15/08        A3/A-        2,146,020
  1,500,000 New York St. Dorm.
            Auth. Rev. St. Univ. Ed. Facs.,
            5.00% due 5/15/15        A3/A-        1,436,520
  1,000,000 New York St. Dorm.
            Auth. Rev. St. Univ. Ed. Facs.,
            5.00% due 5/15/17        A3/A-          947,880
  1,760,000 New York St. Dorm.
            Auth. Rev. St. Univ. Ed. Facs.,
            5.25% due 5/15/12        Aaa/AAA      1,771,475
  2,000,000 New York St. Dorm.
            Auth. Rev. St. Univ. Ed. Facs.,
            5.25% due 7/1/15         Aaa/AAA      1,995,700
   500,000  New York St. G.O. Ser. A,
            5.875% due 3/15/15       A2/A           521,890
  2,000,000 New York St. Thruway
            Auth. Svc. Contract,
            5.00% due 1/1/25         Aa3/AA-      1,853,460
-----------------------------------------------------------


--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
                                      Rating
Principal                            Moody's/
 Amount                                S&P*           Value
-----------------------------------------------------------
 $1,000,000 New York St. Thruway
            Auth. Svc. Contract,
            5.75% due 4/1/16         Baa1/BBB+ $  1,016,370
                                               ------------
                                                 17,662,705
-----------------------------------------------------------
NORTH CAROLINA -- 2.0%
  2,000,000 Charlotte, NC G.O.
            5.25% due 2/1/20         Aaa/AAA      1,985,000
-----------------------------------------------------------
OHIO -- 2.6%
  1,000,000 Cleveland, OH
            Parking Fac. Rev.,
            5.50% due 9/15/16        Aaa/AAA      1,020,890
   500,000  Columbus, OH
            Water System Rev.,
            6.10% due 11/1/03        Aa3/AA-        530,405
  1,000,000 Ohio St. Bldg. Auth. Disalle
            Gov't. Center Ser. A,
            6.00% due 10/1/05        Aa3/AA-      1,074,510
                                               ------------
                                                  2,625,805
-----------------------------------------------------------
OKLAHOMA -- 5.4%
  1,270,000 Grand River Dam
            Auth., OK,
            6.25% due 6/1/11         Aaa/AAA      1,412,253
  2,000,000 Oklahoma St. Tpk.
            Second Sr. Ser. B,
            5.00% due 1/1/15         Aaa/AAA      2,023,820
  2,000,000 Oklahoma St. Tpk.
            Second Sr. Ser. A,
            5.25% due 1/1/28         Aaa/AAA      1,982,460
                                               ------------
                                                  5,418,533
-----------------------------------------------------------
PENNSYLVANIA -- 7.8%
  2,000,000 Allegheny Cnty, PA
            5.25% due 10/1/12        Aaa/AAA      2,009,260
  2,000,000 Pennsylvania St. G.O.
            Third Ser.,
            4.50% due 12/1/07        Aa3/AA       1,962,900
  2,060,000 Pennsylvania St. Tpk.
            Comm. Oil Ser. A,
            5.00% due 12/1/23         Aaa/AAA     1,940,891
  2,000,000 Southeastern, PA
            Transit Auth. Ser. B,
            5.00% due 3/1/20         Aaa/AAA      1,889,120
                                               ------------
                                                  7,802,171
-----------------------------------------------------------
SOUTH CAROLINA -- 1.0%
  1,000,000 South Carolina Trans.
            Infrastructure Ser. A,
            5.00% due 10/1/03        Aaa/AAA      1,024,450
-----------------------------------------------------------
TENNESSEE -- 2.9%
  2,000,000 Shelby Cnty., TN G.O.
            Ref. Ser. B,
            5.50% due 6/1/24         Aa3/AA+      1,870,300
  1,000,000 Shelby Cnty., TN
            Ref. Ser. B,
            5.50% due 8/1/09         Aa2/AA+      1,046,390
                                               ------------
                                                  2,916,690
-----------------------------------------------------------
TEXAS -- 14.6%
  2,225,000 Austin, TX Indpt.
            Prerefunded Sch. Dist. G.O.,
            5.75% due 8/1/06         Aaa/AAA      2,364,062
  2,000,000 Brazos River Auth.
            TX Rev.,
            5.125% due 11/1/20       Aaa/AAA      1,911,200
-----------------------------------------------------------


-----------------------------------------------------------
                                      Rating
Principal                            Moody's/
 Amount                                S&P*           Value
-----------------------------------------------------------
$1,050,000  Bryan, TX Indpt.
            Sch. Dist. G.O.,
            5.50% due 2/15/17        Aaa/NR    $  1,060,385
  1,200,000 Harris Cnty., TX Health
            Fac. Rev.(1),
            3.85% due 2/15/27         NR/AA       1,200,000
  1,000,000 Houston, TX Prerefunded
            Water & Sewer System Ser. A,
            6.20% due 12/1/05        Aaa/AAA      1,087,820
  3,400,000 North Central, TX
            Health Fac. Dev.(1),
            3.85% due 12/1/15        Aaa/AAA      3,400,000
  2,000,000 San Antonio, TX
            Elec. & Gas Rev. Ser. A,
            5.25% due 2/1/16         Aa1/AA       1,969,480
   555,000  Texas St. G.O. Prerefunded
            Water Dev. Brd.,
            6.50% due 8/1/05         Aa2/AA         610,722
  1,000,000 University, TX Univ. Revs.
            Fing. System Ser. D,
            4.75% due 8/15/04        Aa1/AAA      1,015,810
                                               ------------
                                                 14,619,479
-----------------------------------------------------------
WASHINGTON -- 5.0%
  2,000,000 King Cnty., WA G.O.,
            5.00% due 12/1/11        Aa1/AA+      1,987,120
  3,000,000 Port Seattle, WA G.O.,
            3.30% due 1/1/05         Aa1/AA+      3,000,000
                                               ------------
                                                  4,987,120
-----------------------------------------------------------
            TOTAL MUNICIPAL BONDS
             (COST $99,949,816)                  97,966,339
-----------------------------------------------------------
TOTAL INVESTMENTS -- 97.9%
 (COST $99,949,816)                              97,966,339
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES--2.1%                           2,118,530
-----------------------------------------------------------
NET ASSETS--100.0%                             $100,084,869
-----------------------------------------------------------


GLOSSARY:
 G.O. -- General Obligation.

(1) Variable rate demand notes.


--------------------------------------------------------------------------------
* Unaudited.                                  See notes to financial statements.

O  THE GUARDIAN CASH MANAGEMENT FUND

=================================================================
COMMERCIAL PAPER - 98.7%
=================================================================
Principal                                  Maturity
 Amount                                      Date           Value
-----------------------------------------------------------------
FINANCIAL -- 18.2%
FINANCE COMPANIES -- 13.6%
$ 13,000,000 Associates First Capital
              4.84%                        7/22/99   $ 12,963,297
  12,000,000 Bear Stearns Cos., Inc.
              4.83%                        7/12/99     11,982,290
  13,000,000 USAA Capital Corp.
              5.00%                        7/26/99     12,954,861
                                                     ------------
                                                       37,900,448
-----------------------------------------------------------------
INSURANCE -- 4.6%
  13,000,000 American General Fin. Corp.
              5.06%                        8/3/99      12,939,702
-----------------------------------------------------------------
             TOTAL FINANCIAL                           50,840,150
-----------------------------------------------------------------
INDUSTRIAL -- 80.5%
AUTOMOTIVE -- 12.9%
  12,000,000 DaimlerChrysler N.A. Hldgs. Corp.
              4.90%                       7/23/99      11,964,067
  12,000,000 Ford Motor Credit Co.
              4.83%                       7/9/99       11,987,120
  12,000,000 General Motors Acceptance Corp.
              4.80%                       7/13/99      11,980,800
                                                     ------------
                                                       35,931,987
-----------------------------------------------------------------
BEVERAGES -- 4.3%
  12,000,000 Coca Cola Co.
              4.76%                       7/2/99       11,998,413
-----------------------------------------------------------------
COMPUTER SYSTEMS -- 4.6%
  13,000,000 IBM Credit Corp.
              4.83%                       7/19/99      12,968,605
-----------------------------------------------------------------
CONGLOMERATES -- 8.9%
  12,000,000 BTR Dunlop Fin., Inc.
              4.81%                        7/8/99      11,988,777
  13,000,000 General Electric Cap. Corp.
              4.86%                        8/2/99      12,943,840
                                                     ------------
                                                       24,932,617
-----------------------------------------------------------------
CONTAINERS-METALS AND PLASTICS -- 4.7%
  13,000,000 Sonoco Products Co.
              5.80%                        7/1/99      13,000,000
-----------------------------------------------------------------
DRUGS -- 4.3%
  12,000,000 Pfizer, Inc.
              4.88%                        7/15/99     11,977,227
-----------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 6.4%
   7,000,000 John Deere Credit Group PLC
              4.82%                        7/6/99       6,995,314
  11,000,000 Xerox Capital Europe PLC
              5.00%                        7/27/99     10,960,277
                                                     ------------
                                                       17,955,591
-----------------------------------------------------------------
METALS -- 8.7%
  12,000,000 Alcoa, Inc.
              4.84%                        8/4/99      11,945,147
  12,445,000 Rio Tinto America, Inc.
              4.81%                        7/14/99     12,423,384
                                                     ------------
                                                       24,368,531
-----------------------------------------------------------------
OIL AND GAS SERVICES -- 3.8%
  10,750,000 Motiva Enterprises
              5.04%                        8/5/99      10,697,325
-----------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 4.3%
  12,000,000 Shell Oil Co.
              4.85%                        8/3/99      11,946,650
-----------------------------------------------------------------


-----------------------------------------------------------------
Principal                                  Maturity
 Amount                                      Date           Value
-----------------------------------------------------------------
TELECOMMUNICATIONS -- 8.7%
$ 12,500,000 Ameritech Capital Funding Corp.
              4.97%                        7/21/99   $ 12,465,486
  12,000,000 Telstra Corp. Ltd.
              5.05%                        8/19/99     11,917,516
                                                     ------------
                                                       24,383,002
-----------------------------------------------------------------
UTILITIES-ELECTRIC -- 8.9%
  13,000,000 FPL Group Capital, Inc.
              5.00%                        7/6/99      12,990,972
  12,000,000 Virginia Electric & Power Co.
              4.84%                        7/7/99      11,990,320
                                                     ------------
                                                       24,981,292
-----------------------------------------------------------------
             TOTAL INDUSTRIAL                         225,141,240
-----------------------------------------------------------------
             Total Commercial Paper
              (COST $275,981,390)                     275,981,390
-----------------------------------------------------------------


=================================================================
REPURCHASE AGREEMENT -- 1.3%
-----------------------------------------------------------------
Principal
 Amount                                                     Value
-----------------------------------------------------------------
$  3,569,000 State Street Bank & Trust Co.
             repurchase agreement,
             dated 6/30/99, maturity
             value $3,569,483 at 4.87%
             due 7/1/99 (collateralized
             by $3,645,000 Federal National
             Mtg. Assn. Notes, 5.62% due
             3/15/01)                                $  3,569,000
-----------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
              (COST $3,569,000)                         3,569,000
-----------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
 (COST $279,550,390)                                  279,550,390
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 0.0%                                 105,579
-----------------------------------------------------------------
NET ASSETS -- 100.0%                                 $279,655,969
-----------------------------------------------------------------


--------------------------------------------------------------------------------
See notes to financial statements.

================================================================================
FINANCIAL STATEMENTS
================================================================================

|_| THE PARK AVENUE PORTFOLIO

================================================================================
STATEMENTS OF ASSETS AND LIABILITIES
================================================================================

June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                            THE GUARDIAN           THE GUARDIAN
                                                                                             PARK AVENUE            PARK AVENUE
                                                                                                    FUND              SMALL CAP
                                                                                                                           FUND
                                                                                          -------------------------------------
ASSETS
 Investments, at identified cost*...............................................          $2,490,871,622           $ 96,178,008
                                                                                          =====================================
Investments, at market.........................................................            3,498,042,362            111,648,994
 Cash...........................................................................                     696                    549
 Foreign Currency (cost $1,849,089 GBGIF and $913,381
  GBGEMF, respectively).........................................................                      --                     --
 Receivable for securities sold.................................................              22,196,010              2,823,498
 Receivable for fund shares sold................................................               3,808,000                 42,246
 Dividends receivable ..........................................................               2,139,684                 46,210
 Interest receivable ...........................................................                  18,341                    987
 Deferred organization expenses--Note 8.........................................                      --                 27,244
 Dividend reclaim receivable....................................................                      --                     --
                                                                                          -------------------------------------
    TOTAL ASSETS................................................................           3,526,205,093            114,589,728
                                                                                          -------------------------------------

LIABILITIES
 Payable for fund shares redeemed...............................................              61,936,172                877,192
 Payable for securities purchased...............................................               9,554,507              1,175,839
 Accrued expenses...............................................................                 531,771                 23,554
 Payable for forward mortgage securities--Note 7................................                      --                     --
 Payable for reverse repurchase agreements--Note 6..............................                      --                     --
 Distributions payable..........................................................                      --                     --
 Due to affiliates..............................................................               7,393,503                390,109
                                                                                          -------------------------------------
    TOTAL LIABILITIES...........................................................              79,415,953              2,466,694
                                                                                          -------------------------------------
    NET ASSETS..................................................................          $3,446,789,140           $112,123,034
                                                                                          =====================================

* Includes repurchase agreements.

See notes to financial statements.


THE GUARDIAN         THE GUARDIAN        THE GUARDIAN        THE GUARDIAN        THE GUARDIAN        THE GUARDIAN       THE GUARDIAN
       ASSET      BAILLIE GIFFORD     BAILLIE GIFFORD          INVESTMENT          HIGH YIELD          TAX-EXEMPT               CASH
  ALLOCATION        INTERNATIONAL            EMERGING             QUALITY                BOND                FUND         MANAGEMENT
        FUND                 FUND        MARKETS FUND           BOND FUND                FUND                                   FUND
------------------------------------------------------------------------------------------------------------------------------------

$228,457,728         $100,082,192         $19,394,527        $178,386,811         $57,736,143        $ 99,949,816       $279,550,390
====================================================================================================================================
 248,166,665          122,362,832          22,106,758         175,526,584          55,910,500          97,966,339        279,550,390
         936                  672                 275                 728                 243              83,004            284,359

          --            1,826,630             891,371                  --                  --                  --                 --
      78,848                   --                  --           9,566,305                  --           3,018,398                 --
   1,204,298            1,245,359               5,398           1,026,984              81,420                 100          4,923,106
     228,762              128,713              90,121                  --                  --                  --                 --
       3,266                  534                  91           1,467,880           1,046,142           1,160,553                483
          --                   --              14,935                  --                  --                  --                 --
          --              153,399               2,179                  --                  --                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
 249,682,775          125,718,139          23,111,128         187,588,481          57,038,305         102,228,394        284,758,338
------------------------------------------------------------------------------------------------------------------------------------


     103,833               74,547                  --           1,205,788               7,404                  --          3,534,149
      96,639                   --             120,924          13,828,709                  --           1,968,411                 --
      30,049               55,128              23,052                  --                  --                  --             52,779
          --                   --                  --          26,866,580                  --                  --                 --
          --                   --                  --           3,971,250                  --                  --                 --
          --                   --                  --              91,759               1,485               5,744            916,122
     353,595              484,276             144,909             283,830             114,974             169,370            599,319
------------------------------------------------------------------------------------------------------------------------------------
     584,116              613,951             288,885          46,247,916             123,863           2,143,525          5,102,369
------------------------------------------------------------------------------------------------------------------------------------
$249,098,659         $125,104,188         $22,822,243        $141,340,565         $56,914,442        $100,084,869       $279,655,969
====================================================================================================================================

|_| THE PARK AVENUE PORTFOLIO

================================================================================
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
================================================================================

June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                                THE GUARDIAN           THE GUARDIAN
                                                                                                 PARK AVENUE            PARK AVENUE
                                                                                                        FUND              SMALL CAP
                                                                                                                               FUND
                                                                                              --------------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest, at par..............................................          $      630,270           $     89,293
 Additional paid-in capital.........................................................           2,219,615,443            115,877,573
 Undistributed/(overdistributed) net investment income..............................                 362,781               (386,106)
 Accumulated net realized gain/(loss) on investments and foreign
  currency related transactions.....................................................             219,009,906            (18,928,712)
 Net unrealized appreciation/(depreciation) of investments
  and foreign currency related transactions.........................................           1,007,170,740             15,470,986
                                                                                              --------------------------------------
    NET ASSETS......................................................................          $3,446,789,140           $112,123,034
                                                                                              ======================================

NET ASSETS
  Class A...........................................................................          $3,014,293,568           $ 93,666,815
  Class B...........................................................................          $  432,495,572           $ 18,456,219

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A...........................................................................              55,056,860              7,435,574
  Class B...........................................................................               7,970,174              1,493,762

NET ASSET VALUE PER SHARE
  Class A...........................................................................                  $54.75                 $12.60
  Class B...........................................................................                  $54.26                 $12.36

MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)*.........................................                  $57.33                 $13.19

 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

**   No load is charged on Class A shares.

See notes to financial statements.

THE GUARDIAN         THE GUARDIAN        THE GUARDIAN        THE GUARDIAN       THE GUARDIAN        THE GUARDIAN        THE GUARDIAN
       ASSET      BAILLIE GIFFORD     BAILLIE GIFFORD          INVESTMENT         HIGH YIELD          TAX-EXEMPT                CASH
  ALLOCATION        INTERNATIONAL            EMERGING             QUALITY               BOND                FUND          MANAGEMENT
        FUND                 FUND        MARKETS FUND           BOND FUND               FUND                                    FUND
------------------------------------------------------------------------------------------------------------------------------------

$    168,956         $     66,595         $    27,541        $    147,721        $    60,704       $     102,661        $  2,796,560
 220,685,429           97,441,279          27,210,432         145,908,840         59,169,605         101,554,090         276,859,409
     696,167             (483,744)           (150,684)                 --                 --                  --                  --

   7,839,170            5,828,370          (6,938,212)         (1,855,769)          (490,224)            411,595                  --

  19,708,937           22,251,688           2,673,166          (2,860,227)        (1,825,643)         (1,983,477)                 --
------------------------------------------------------------------------------------------------------------------------------------
$249,098,659         $125,104,188         $22,822,243        $141,340,565        $56,914,442        $100,084,869        $279,655,969
====================================================================================================================================


$214,099,485         $113,646,672         $21,133,146        $141,340,565        $54,012,789        $100,084,869        $267,155,556
$ 34,999,174         $ 11,457,516         $ 1,689,097                 N/A        $ 2,901,653                 N/A        $ 12,500,413


  14,513,102            6,033,791           2,541,085          14,772,060          5,760,734          10,266,125         267,155,556
   2,382,465              625,678             213,056                 N/A            309,713                 N/A          12,500,413


      $14.75               $18.84               $8.32               $9.57              $9.38               $9.75               $1.00
      $14.69               $18.31               $7.93                 N/A              $9.37                 N/A               $1.00


      $15.45               $19.73               $8.71              $10.02              $9.82              $10.21               N/A**

|_| THE PARK AVENUE PORTFOLIO

================================================================================
STATEMENTS OF OPERATIONS
================================================================================

Six Months Ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                                                                 THE GUARDIAN       THE GUARDIAN
                                                                                                  PARK AVENUE        PARK AVENUE
                                                                                                         FUND          SMALL CAP
                                                                                                                            FUND
                                                                                                 --------------------------------
INVESTMENT INCOME
     Dividends..........................................................................         $ 14,925,877        $   366,291
     Interest...........................................................................            3,570,753            137,677
     Less: Foreign tax withheld.........................................................               (7,178)                --
                                                                                                 --------------------------------
       Total Income.....................................................................           18,489,452            503,968
                                                                                                 --------------------------------

   EXPENSES
     Investment advisory fees--Note 2...................................................            8,376,545            446,312
     Administrative fees--Class A--Note 2...............................................            2,495,121            125,165
     Administrative fees--Class B--Note 2...............................................              501,380             23,605
     12b-1 fees--Class B--Note 3........................................................            1,504,139             70,816
     Transfer agent fees--Class A.......................................................            1,165,804             96,995
     Transfer agent fees--Class B.......................................................              316,718             31,761
     Custodian fees.....................................................................              210,286             44,154
     Printing expense...................................................................              147,164              7,166
     Registration fees..................................................................               50,000             20,000
     Audit fees.........................................................................               10,250              8,750
     Trustees' fees--Note 2.............................................................                9,500              9,500
     Legal fees.........................................................................                6,250              1,000
     Other..............................................................................                  350                350
     Deferred organization expense--Note 8..............................................                   --              4,500
     Interest expense on reverse repurchase agreements..................................                   --                 --
                                                                                                 --------------------------------
        Total Expenses..................................................................           14,793,507            890,074
     Less: Expenses assumed by investment adviser--Note 2...............................                   --                 --
                                                                                                 --------------------------------
        Expenses Net of Reimbursement...................................................           14,793,507            890,074
                                                                                                 --------------------------------
   NET INVESTMENT INCOME/(LOSS).........................................................            3,695,945           (386,106)
                                                                                                 --------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
     Net realized gain/(loss) on investments--Note 1....................................          219,062,828         (2,847,850)
     Net realized gains received from underlying funds..................................                   --                 --
     Net realized gain/(loss) on foreign currencies--Note 1.............................                   --                 --
     Net change in unrealized appreciation/(depreciation) on investments--Note 4........           42,160,468         (1,423,411)
     Net change in unrealized depreciation from translation of other assets
      and liabilities denominated in foreign currencies--Note 4.........................                   --                 --
                                                                                                 -------------------------------
     NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
      AND FOREIGN CURRENCIES............................................................          261,223,296         (4,271,261)
                                                                                                 -------------------------------
       NET INCREASE/(DECREASE) IN NET ASSETS
        FROM OPERATIONS.................................................................         $264,919,241        $(4,657,367)
                                                                                                 ===============================


     See notes to financial statements.


THE GUARDIAN       THE GUARDIAN       THE GUARDIAN       THE GUARDIAN       THE GUARDIAN       THE GUARDIAN       THE GUARDIAN
       ASSET    BAILLIE GIFFORD    BAILLIE GIFFORD         INVESTMENT         HIGH YIELD         TAX-EXEMPT               CASH
  ALLOCATION      INTERNATIONAL           EMERGING            QUALITY               BOND               FUND         MANAGEMENT
        FUND               FUND       MARKETS FUND          BOND FUND               FUND                                  FUND
------------------------------------------------------------------------------------------------------------------------------

  $1,396,762         $1,209,789         $  194,751         $       --         $       --         $       --         $       --
   2,046,539             79,869             20,678          4,184,447          2,552,719          1,923,663          6,477,864
          --           (138,297)           (69,665)                --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
   3,443,301          1,151,361            145,764          4,184,447          2,552,719          1,923,663          6,477,864
------------------------------------------------------------------------------------------------------------------------------


     757,138            438,856             94,618            352,861            166,735            198,529            653,696
     253,262            123,805             21,860            176,431             65,971             99,265            312,201
      37,944             13,337              1,795                 --              3,502                 --             14,647
     113,833             40,011              5,385                 --             10,505                 --             43,942
     100,196             70,961             19,375             40,325             14,159             18,409            186,904
      29,698             23,458             16,884                 --             13,874                 --             14,345
      45,983            119,716             63,875             41,402             26,469             28,442             40,832
       8,885              4,461              1,616              5,127              3,300              3,610              8,135
      24,693             19,125              7,625             22,500             15,000              5,950             27,019
       8,750             10,500             10,500              8,750             10,250              8,500              8,500
       9,500              9,500              9,500              9,500              9,500              9,500              9,500
       1,450              1,900              1,000              1,275              1,000              1,200              1,450
         350                350                350                350                350                350                350
          --                 --              2,650                 --                 --                 --                 --
          --                 --                 --              6,675                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
   1,391,682            875,980            257,033            665,196            340,615            373,755          1,321,521
     656,011                 --                 --             93,815            117,105             56,826            210,237
------------------------------------------------------------------------------------------------------------------------------
     735,671            875,980            257,033            571,381            223,510            316,929          1,111,284
------------------------------------------------------------------------------------------------------------------------------
   2,707,630            275,381           (111,269)         3,613,066          2,329,209          1,606,734          5,366,580
------------------------------------------------------------------------------------------------------------------------------



   9,181,925          5,930,254           (777,081)        (1,747,608)         (490,065)            411,601                 --
   2,128,175                 --                 --                 --                 --                 --                 --
          --           (101,883)           (17,310)                --                 --                 --                 --
  (4,645,821)        (1,929,923)         5,414,578         (3,962,148)       (2,104,883)         (3,780,132)                --

          --             (7,259)           (53,815)                --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------

   6,664,279          3,891,189          4,566,372         (5,709,756)       (2,594,948)         (3,368,531)                --
------------------------------------------------------------------------------------------------------------------------------

  $9,371,909         $4,166,570         $4,455,103        $(2,096,690)       $ (265,739)        $(1,761,797)        $5,366,580
==============================================================================================================================

|_| THE PARK AVENUE PORTFOLIO

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                         THE GUARDIAN
                                                         THE GUARDIAN                     PARK AVENUE
                                                       PARK AVENUE FUND                  SMALL CAP FUND
                                              ----------------------------------  --------------------------------

                                                 SIX MONTHS                        SIX MONTHS
                                                    ENDED         YEAR ENDED          ENDED         YEAR ENDED
                                                JUNE 30, 1999  DECEMBER 31, 1998  JUNE 30, 1999  DECEMBER 31, 1998
                                                 (UNAUDITED)       (AUDITED)       (UNAUDITED)       (AUDITED)
                                             ---------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment  income/(loss).............  $    3,695,945   $   18,594,966     $   (386,106)    $   (603,721)
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions.............................     219,062,828      240,110,403       (2,847,850)     (16,113,586)
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign  currency related
   transactions.............................      42,160,468      321,166,359       (1,423,411)       6,377,291
                                              -----------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS.............................     264,919,241      579,871,728       (4,657,367)     (10,340,016)
                                              -----------------------------------------------------------------

 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A..................................      (3,696,239)     (18,598,388)              --               --
   Class B..................................              --               --               --               --
  Net realized gain on investments and
   foreign currency related transactions
   Class A..................................     (66,993,369)    (199,305,595)              --         (978,178)
   Class B..................................      (9,585,406)     (25,414,666)              --         (203,338)
                                              -----------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS...........................     (80,275,014)    (243,318,649)              --       (1,181,516)
                                              -----------------------------------------------------------------

 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions--Note 9.......    (118,111,809)     529,325,454      (32,866,735)      41,904,893
                                              -----------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS......      66,532,418      865,878,533      (37,524,102)      30,383,361


NET ASSETS:
Beginning of period.........................   3,380,256,722    2,514,378,189      149,647,136      119,263,775
                                              -----------------------------------------------------------------
End of period*..............................  $3,446,789,140   $3,380,256,722     $112,123,034     $149,647,136
                                              =================================================================
+ Commencement of operations.

* Includes undistributed/(overdistributed)
  net investment income of..................  $      362,781   $     363,075      $  (386,106)     $        --




                                                                                         THE GUARDIAN
                                                       THE GUARDIAN                     BAILLIE GIFFORD
                                                    ASSET ALLOCATION FUND             INTERNATIONAL FUND
                                               -------------------------------   --------------------------------

                                                SIX MONTHS                        SIX MONTHS
                                                   ENDED         YEAR ENDED          ENDED         YEAR ENDED
                                               JUNE 30, 1999  DECEMBER 31, 1998  JUNE 30, 1999  DECEMBER 31, 1998
                                                (UNAUDITED)       (AUDITED)       (UNAUDITED)       (AUDITED)
                                             --------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment  income/(loss).............   $  2,707,630     $  4,482,709     $    275,381     $    (96,156)
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions.............................     11,310,100       24,550,359        5,828,371        4,322,921
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign  currency related
   transactions.............................     (4,645,821)       4,998,042       (1,937,182)      11,033,975
                                               ---------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS.............................      9,371,909       34,031,110        4,166,570       15,260,740
                                               ---------------------------------------------------------------

 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A..................................     (1,880,563)      (4,972,430)        (152,235)         (27,940)
   Class B..................................       (178,771)        (455,159)              --               --
  Net realized gain on investments and
   foreign currency related transactions
   Class A..................................     (6,657,341)     (18,144,589)        (771,822)      (3,899,799)
   Class B..................................     (1,086,224)      (2,541,210)         (82,589)        (423,733)
                                               ---------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS...........................     (9,802,899)     (26,113,388)      (1,006,646)      (4,351,472)
                                               ---------------------------------------------------------------

 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions--Note 9.......     27,157,423       63,440,174       17,856,706       19,910,823
                                               ---------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS......     26,726,433       71,357,896       21,016,630       30,820,091


NET ASSETS:
Beginning of period.........................    222,372,226      151,014,330      104,087,558       73,267,467
                                               ---------------------------------------------------------------
End of period*..............................   $249,098,659     $222,372,226     $125,104,188     $104,087,558
                                               ===============================================================

+ Commencement of operations.

* Includes undistributed/(overdistributed)
  net investment income of..................   $   696,167      $    47,871     $   (483,744)     $  (606,890)

See notes to financial statements.

                                                           THE GUARDIAN                    THE GUARDIAN
                                                     BAILLIE GIFFORD EMERGING           INVESTMENT QUALITY
                                                           MARKETS FUND                      BOND FUND
                                                 --------------------------------  --------------------------------

                                                  SIX MONTHS                        SIX MONTHS
                                                     ENDED         YEAR ENDED          ENDED          YEAR ENDED
                                                 JUNE 30, 1999  DECEMBER 31, 1998  JUNE 30, 1999   DECEMBER 31, 1998
                                                  (UNAUDITED)       (AUDITED)       (UNAUDITED)        (AUDITED)
                                              ----------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss)..............    $  (111,269)     $    (4,873)      $  3,613,066      $  6,469,759
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions.............................       (794,391)      (5,495,916)        (1,747,608)        2,736,440
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign  currency related
   transactions.............................      5,360,763       (1,649,698)        (3,962,148)          301,260
                                                -----------      -----------       ------------      ------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS.............................      4,455,103       (7,150,487)        (2,096,690)        9,507,459
                                                -----------      -----------       ------------      ------------

 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A..................................             --           (6,306)        (3,613,066)       (6,469,759)
   Class B..................................             --               --                 --                --
  Net realized gain on investments and
   foreign currency related transactions
   Class A..................................             --             (727)          (429,333)       (2,157,409)
   Class B..................................             --              (66)                --                --
                                                -----------      -----------       ------------      ------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS...........................             --           (7,099)        (4,042,399)       (8,627,168)
                                                -----------      -----------       ------------      ------------

 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions--Note 9.......        658,299        1,385,379          5,281,020        42,383,631
                                                -----------      -----------       ------------      ------------
 NET INCREASE/(DECREASE) IN NET ASSETS......      5,113,402       (5,772,207)          (858,069)       43,263,922


NET ASSETS:
Beginning of period.........................     17,708,841       23,481,048        142,198,634        98,934,712
                                                -----------      -----------       ------------      ------------
End of period*..............................    $22,822,243      $17,708,841       $141,340,565      $142,198,634
                                                ===========      ===========       ============      ============

+ Commencement of operations.

* Includes undistributed/(overdistributed)
  net investment income of..................    $  (150,684)     $   (39,415)      $         --      $         --



                                                     THE GUARDIAN
                                                      HIGH YIELD                          THE GUARDIAN
                                                       BOND FUND                        TAX-EXEMPT FUND
                                               -----------------------------     ---------------------------------
                                                                PERIOD FROM
                                                SIX MONTHS         JULY 7,        SIX MONTHS
                                                   ENDED          1998+ TO           ENDED          YEAR ENDED
                                               JUNE 30, 1999    DECEMBER 31,     JUNE 30, 1999   DECEMBER 31, 1998
                                                (UNAUDITED)         1998          (UNAUDITED)        (AUDITED)
                                               -------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss)..............    $ 2,329,209      $ 1,461,448     $  1,606,734       $ 2,190,619
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions.............................       (490,065)          92,410          411,601           582,307
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign  currency related
   transactions.............................     (2,104,883)         279,240       (3,780,132)          208,997
                                                -----------      -----------     ------------       -----------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS.............................       (265,739)       1,833,098       (1,761,797)        2,981,923
                                                -----------      -----------     ------------       -----------

 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A..................................     (2,226,170)      (1,412,378)      (1,606,734)       (2,190,619)
   Class B..................................       (103,039)         (49,070)              --                --
  Net realized gain on investments and
   foreign currency related transactions
   Class A..................................        (87,896)              --          (41,921)         (174,452)
   Class B..................................         (4,673)              --               --                --
                                                -----------      -----------     ------------       -----------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS...........................     (2,421,778)      (1,461,448)      (1,648,655)       (2,365,071)
                                                -----------      -----------     ------------       -----------

 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions--Note 9.......      5,831,358       53,398,951       32,775,193        22,742,961
                                                -----------      -----------     ------------       -----------
 NET INCREASE/(DECREASE) IN NET ASSETS......      3,143,841       53,770,601       29,364,741        23,359,813


NET ASSETS:
Beginning of period.........................     53,770,601               --       70,720,128        47,360,315
                                                -----------      -----------     ------------       -----------
End of period*..............................    $56,914,442      $53,770,601     $100,084,869       $70,720,128
                                                ===========      ===========     ============       ===========

+ Commencement of operations.

* Includes undistributed/(overdistributed)
  net investment income of..................    $        --      $        --     $        --        $        --


                                                       THE GUARDIAN
                                                   CASH MANAGEMENT FUND
                                              ---------------------------------

                                               SIX MONTHS
                                                  ENDED          YEAR ENDED
                                              JUNE 30, 1999   DECEMBER 31, 1998
                                               (UNAUDITED)        (AUDITED)
                                              ---------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss)..............  $  5,366,580      $  8,448,432
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions.............................            --                --
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions.............................            --                --
                                              ------------      ------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS.............................     5,366,580         8,448,432
                                              ------------      ------------

 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A..................................    (5,126,138)       (8,075,149)
   Class B..................................      (240,442)         (373,283)
  Net realized gain on investments and
   foreign currency related transactions
   Class A..................................            --                --
   Class B..................................            --                --
                                              ------------      ------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS...........................    (5,366,580)       (8,448,432)
                                              ------------      ------------

 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions--Note 9.......    41,229,369       100,038,914
                                              ------------      ------------
 NET INCREASE/(DECREASE) IN NET ASSETS......    41,229,369       100,038,914


NET ASSETS:
Beginning of period.........................   238,426,600       138,387,686
                                              ------------      ------------
End of period*..............................  $279,655,969      $238,426,600
                                              ============      ============

+ Commencement of operations.

* Includes undistributed/(overdistributed)
  net investment income of..................  $         --      $         --


================================================================================
NOTES TO
FINANCIAL STATEMENTS
================================================================================

June 30, 1999 (Unaudited)

THE PARK AVENUE PORTFOLIO

[_] THE GUARDIAN PARK AVENUE FUND
[_] THE GUARDIAN PARK AVENUE SMALL CAP FUND
[_] THE GUARDIAN ASSET ALLOCATION FUND
[_] THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
[_] THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
[_] THE GUARDIAN INVESTMENT QUALITY BOND FUND
[_] THE GUARDIAN HIGH YIELD BOND FUND
[_] THE GUARDIAN TAX-EXEMPT FUND
[_] THE GUARDIAN CASH MANAGEMENT FUND

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of nine series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund (GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund
(GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

     On April 2, 1997 each of GPASCF and GBGEMF sold 2,000,000 Class A shares of beneficial interest to The Guardian Life Insurance Company of America for $20,000,000 each, to facilitate the commencement of operations.

     On July 2, 1998 GHYBF sold 573,788 Class A shares and 10,000 Class B shares of beneficial interest to The Guardian Life Insurance Company of America and Guardian Investor Services Corporation (GISC) for $5,737,876 and $100,000, respectively, to facilitate the commencement of operations.

     Prior to May 1, 1997, GAAF invested entirely in individual securities. Since May 1, 1997, GAAF has been implementing a gradual conversion to a "fund of funds" arrangement. As a fund of funds, GAAF invests the equity portion of its assets in GPAF, the debt portion of its assets in GIQBF and the cash portion in GCMF.

     The Funds offer up to three classes of shares: Class A, Class B and the Institutional Class. Each of the Funds offers Class A shares. All shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. As of June 30, 1999, Class B shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GHYBF and GCMF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. As of June 30, 1999, Institutional Class shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. As of June 30, 1999, none of the Funds had issued Institutional Class shares. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices, are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices each as obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Investment transactions are recorded on the date of purchase or sale.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

   Security gains or losses are determined on an identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of the dividend.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF's books and records are maintained in U.S. dollars as follows:

          (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

          (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currencies. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency as of June 30, 1999 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

   GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF may enter into foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from an unanticipated movement in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

     GAAF, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Federal Income Taxes

     Each Fund qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTE 2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

     GISC provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GAAF, which is subject to a contractual annual fee of
 .65% of its average daily net assets, GPASCF and GHYBF, which pay GISC an annual rate of .75% and .60%, respectively, of its average daily net assets. GISC has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds", so that GAAF's effective advisory fee is .50% of its average daily net assets. GISC voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeds .80% of GIQBF and GTEF, .75% of GHYBF's

Class "A" average daily net assets and 1.00% of the total expenses of GHYBF Class "B" shares and operating expenses that exceed .85% of GCMF's average daily net assets. For the six months ended June 30, 1999 GISC voluntarily assumed $93,815, $117,105, $56,826 and $210,237 of the ordinary operating expenses of GIQBF, GHYBF, GTEF and GCMF, respectively.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of the fee for each of those Funds is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

     Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 per Fund for each meeting of the Board of Trustees. An annual fee of $1,000 per Fund was also paid to each such Trustee during such period. GISC pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Funds are affiliated with GISC.

     GAAF received $3,450,294 of dividends received from other Guardian mutual funds.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A and Class B shares, each of the Funds, except GPAF, pays GISC an administrative service fee at an annual rate of up to .25% of its average daily net assets. GPAF pays this fee at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the six months ended June 30, 1999, GPAF Class A shares paid an annualized rate of .17% of its average daily net assets under the Administrative Services Agreement.

NOTE 3. UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

   The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Funds.

   For the six months ended June 30, 1999, aggregate sales commissions for the purchase of Class A shares paid to GISC was as follows:

FUND               COMMISSIONS          FUND              COMMISSIONS
----               -----------          ----              -----------
GPAF                $1,586,659          GBGEMF                $ 5,966
GPASCF                  61,613          GIQBF                  65,385
GAAF                   326,860          GHYBF                  26,950
GBGIF                   62,153          GTEF                   58,524

     Under a Distribution Plan adopted by the Portfolio pursuant to the Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each multiple class fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

     GISC is entitled to retain any CDSL imposed on certain Class B share redemptions. For the six months ended June 30, 1999, such charges were as follows:

FUND                                                         CLASS B
----                                                         -------
GPAF................................................         $581,609
GPASCF..............................................           58,758
GAAF................................................           22,263
GBGIF...............................................            7,880
GBGEMF..............................................              195
GHYBF...............................................            4,894
GCMF................................................           49,232


NOTE 4. INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 GPAF                   GPASCF
--------------------------------------------------------------------------------
Purchases                                   $1,070,295,630          $ 49,094,463
Proceeds                                     1,241,259,748            86,059,531
--------------------------------------------------------------------------------
                                               GAAF                  GBGIF
--------------------------------------------------------------------------------
Purchases                                   $   12,429,190          $ 40,164,753
Proceeds                                         9,006,262            27,912,811
--------------------------------------------------------------------------------
                                              GBGEMF                 GIQBF
--------------------------------------------------------------------------------
Purchases                                   $   12,452,170          $234,097,511
Proceeds                                        11,081,052           227,561,038
--------------------------------------------------------------------------------
                                               GHYBF                 GTEF
--------------------------------------------------------------------------------
Purchases                                   $   36,502,575          $ 91,462,953
Proceeds                                        34,263,433            62,370,460

     The cost of investments owned at June 30, 1999 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 1999, were as follows:

                                              GPAF                   GPASCF
                                           --------------          ------------
Appreciation                               $1,048,777,922          $ 19,467,003
(Depreciation)                                (41,607,182)           (3,996,017)
                                           --------------          ------------
NET UNREALIZED
  APPRECIATION                             $1,007,170,740          $ 15,470,986
                                           ==============          ============

                                              GAAF                    GBGIF
                                           --------------          ------------
Appreciation                               $   21,683,338          $ 25,200,963
(Depreciation)                                 (1,974,401)           (2,920,323)
                                           --------------          ------------
NET UNREALIZED
   APPRECIATION                            $   19,708,937          $ 22,280,640
                                           ==============          ============

                                             GBGEMF                   GIQBF
                                           --------------          ------------
Appreciation                               $    4,210,178          $     75,694
(Depreciation)                                 (1,497,947)           (2,935,921)
                                           --------------          ------------
NET UNREALIZED
  APPRECIATION/
  (DEPRECIATION)                           $    2,712,231          $ (2,860,227)
                                           ==============          ============

                                              GHYBF                   GTEF
                                           --------------          ------------
Appreciation                               $      516,983          $    232,229
(Depreciation)                                 (2,342,626)           (2,215,706)
                                           --------------          ------------
NET UNREALIZED
  DEPRECIATION                             $   (1,825,643)         $ (1,983,477)
                                           ==============          ============


NOTE 5. REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.


NOTE 6. REVERSE REPURCHASE AGREEMENTS

     GIQBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GIQBF and GHYBF enter into a reverse repurchase agreement, the funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

Information regarding transactions by GIQBF under reverse repurchase agreements is as follows:

                                                                                             MARKET
FACE VALUE                                                                                   VALUE
----------                                                                                 ----------
$3,971,250   Reverse Repurchase Agreement with Lehman Brothers, Inc., 5.80% dated
             6/30/99, to be repurchased at $3,971,724 on 7/1/99..................          $3,971,250

             Average amount outstanding during the period........................          $1,045,276
             Weighted average interest rate during the period....................                1.29%

NOTE 7. DOLLAR ROLL TRANSACTIONS

     GIQBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages.


NOTE 8. DEFERRED ORGANIZATION AND INITIAL OFFERING EXPENSES

     GPASCF and GBGEMF incurred $45,392 and $26,758, respectively, in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by GPASCF and GBGEMF. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of operations of the Funds.


NOTE 9. SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into three classes, designated as Class A, Class B and Institutional Class shares. As of June 30, 1999: (i) GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF offered all three classes; (ii) GIQBF offered Class A and Institutional Class shares; (iii) GCMF offered Class A and Class B shares; and (iv) GTEF offered Class A shares only. Through June 30, 1999, no Institutional Class shares of the Funds were sold.

     Transactions in shares of beneficial interest were as follows:

[_] THE GUARDIAN PARK AVENUE FUND

                                            Six Months                                      Six Months
                                                 Ended              Year Ended                   Ended              Year Ended
                                         June 30, 1999       December 31, 1998           June 30, 1999       December 31, 1998
                                           (Unaudited)               (Audited)             (Unaudited)               (Audited)
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                          Amount
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                 14,626,995              18,152,958           $ 667,143,492           $ 885,038,761
Shares issued in reinvestment of
 dividends and distributions                 1,289,945               4,072,601              68,237,220             209,800,362
Shares repurchased                         (18,503,010)            (14,727,389)           (875,675,105)           (721,647,093)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                     (2,586,070)              7,498,170           $(140,294,393)          $ 373,192,030
===============================================================================================================================
CLASS B
Shares sold                                    865,865               3,603,391           $  45,435,055           $ 176,030,617
Shares issued in reinvestment of
 distributions                                 174,633                 474,635               9,157,135              24,340,017
Shares repurchased                            (619,578)               (912,470)            (32,409,606)            (44,237,210)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   420,920               3,165,556           $  22,182,584           $ 156,133,424
===============================================================================================================================

                                                                              53

O  THE GUARDIAN PARK AVENUE SMALL CAP FUND


                                        Six Months                            Six Months
                                             Ended          Year Ended             Ended          Year Ended
                                     June 30, 1999   December 31, 1998     June 30, 1999   December 31, 1998
                                       (Unaudited)           (Audited)       (Unaudited)           (Audited)
                                     -------------   -----------------     -------------   -----------------
                                                 Shares                                   Amount
                                     ---------------------------------     ---------------------------------
CLASS A
Shares sold                              6,557,596           8,955,435      $ 77,947,394        $113,720,444
Shares issued in reinvestment of
  distributions                               --                66,726              --               962,201
Shares repurchased                      (9,081,073)         (6,399,295)     (107,776,792)        (79,156,710)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                 (2,523,477)          2,622,866      $(29,829,398)       $ 35,525,935
============================================================================================================
CLASS B
Shares sold                                168,239             947,722      $  1,970,827        $ 13,042,662
Shares issued in reinvestment of
  distributions                               --                14,540              --               207,322
Shares repurchased                        (428,418)           (542,866)       (5,008,164)         (6,871,026)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                   (260,179)            419,396      $ (3,037,337)       $  6,378,958
============================================================================================================


O  THE GUARDIAN ASSET ALLOCATION FUND


                                        Six Months                            Six Months
                                             Ended          Year Ended             Ended          Year Ended
                                     June 30, 1999   December 31, 1998     June 30, 1999   December 31, 1998
                                       (Unaudited)           (Audited)       (Unaudited)           (Audited)
                                     -------------   -----------------     -------------   -----------------
                                                 Shares                                   Amount
                                     ---------------------------------     ---------------------------------
CLASS A
Shares sold                              1,826,488           3,552,074        27,278,287        $ 52,391,637
Shares issued in reinvestment of
  dividends and distributions              574,519           1,528,532         8,336,557          22,611,939
Shares repurchased                      (1,070,616)         (1,642,141)      (16,046,566)        (24,292,529)
------------------------------------------------------------------------------------------------------------
NET INCREASE                             1,330,391           3,438,465      $ 19,568,278        $ 50,711,047
============================================================================================================
CLASS B
Shares sold                                546,212             827,799      $  8,134,410        $ 12,174,248
Shares issued in reinvestment of
  dividends and distributions               85,318             197,429         1,232,891           2,908,672
Shares repurchased                        (119,465)           (159,197)       (1,778,156)         (2,353,793)
------------------------------------------------------------------------------------------------------------
NET INCREASE                               512,065             866,031      $  7,589,145        $ 12,729,127
============================================================================================================

O  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND


                                        Six Months                            Six Months
                                             Ended          Year Ended             Ended          Year Ended
                                     June 30, 1999   December 31, 1998     June 30, 1999   December 31, 1998
                                       (Unaudited)           (Audited)       (Unaudited)           (Audited)
                                     -------------   -----------------     -------------   -----------------
                                                 Shares                                   Amount
                                     ---------------------------------     ---------------------------------
CLASS A
Shares sold                              5,984,363           5,077,189      $109,873,867        $ 88,983,605
Shares issued in reinvestment of
  dividends and distributions               40,031             194,168           756,541           3,581,435
Shares repurchased                       5,090,753)         (4,337,226)      (93,799,666)        (75,707,177)
------------------------------------------------------------------------------------------------------------
NET INCREASE                               933,641             934,131      $ 16,830,742        $ 16,857,863
============================================================================================================
Class B
Shares sold                                 89,805             207,081      $  1,609,712        $  3,615,723
Shares issued in reinvestment of
  distributions                              4,439              23,175            81,564             417,986
Shares repurchased                         (37,078)            (56,683)         (665,312)           (980,749)
------------------------------------------------------------------------------------------------------------
NET INCREASE                                57,166             173,573      $  1,025,964        $  3,052,960
============================================================================================================


O  THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                                        Six Months                            Six Months
                                             Ended          Year Ended             Ended          Year Ended
                                     June 30, 1999   December 31, 1998     June 30, 1999   December 31, 1998
                                       (Unaudited)           (Audited)       (Unaudited)           (Audited)
                                     -------------   -----------------     -------------   -----------------
                                                 Shares                                   Amount
                                     ---------------------------------     ---------------------------------
CLASS A
Shares sold                                152,297             307,937      $  1,111,838        $  2,438,788
Shares issued in reinvestment of
  distributions                               --                   951              --                 7,008
Shares repurchased                         (66,188)            (142,603)        (458,621)         (1,047,780)
------------------------------------------------------------------------------------------------------------
NET INCREASE                                86,109             166,285      $    653,217        $  1,398,016
============================================================================================================
CLASS B
Shares sold                                 15,039              36,991      $    104,118        $    284,221
Shares issued in reinvestment of
  distributions                               --                     9              --                    66
Shares repurchased                         (14,226)            (40,736)          (99,036)           (296,924)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        813              (3,736)     $      5,082        $    (12,637)
============================================================================================================

O  THE GUARDIAN INVESTMENT QUALITY BOND FUND


                                        Six Months                            Six Months
                                             Ended          Year Ended             Ended          Year Ended
                                     June 30, 1999   December 31, 1998     June 30, 1999   December 31, 1998
                                       (Unaudited)           (Audited)       (Unaudited)           (Audited)
                                     -------------   -----------------     -------------   -----------------
                                                 Shares                                   Amount
                                     ---------------------------------     ---------------------------------
Shares sold                              2,795,509           5,256,976      $ 27,322,943        $ 52,592,427
Shares issued in reinvestment of
  dividends and distributions              398,335             838,248         3,882,968           8,403,203
Shares repurchased                     (2,655,012)          (1,848,650)      (25,924,891)        (18,611,999)
------------------------------------------------------------------------------------------------------------
NET INCREASE                               538,832           4,246,574      $  5,281,020        $ 42,383,631
============================================================================================================


O  THE GUARDIAN HIGH YIELD BOND FUND


                                        Six Months            Period from                          Period from
                                             Ended          July 7, 1998+          Ended         July 7, 1998+
                                     June 30, 1999   to December 31, 1998  June 30, 1999  to December 31, 1998
                                       (Unaudited)              (Audited)    (Unaudited)             (Audited)
                                     ------------------------------------  -----------------------------------
                                                     Shares                               Amount
                                     ------------------------------------  -----------------------------------
CLASS A
Shares sold                                374,736              5,073,898   $  3,624,183          $ 49,633,346
Shares issued in reinvestment of
  dividends                                239,446                146,405      2,306,436             1,409,495
Shares repurchased                        (67,258)                 (6,493)     (654,840)               (60,633)
--------------------------------------------------------------------------------------------------------------
NET INCREASE                               546,924              5,213,810   $  5,275,779          $ 50,982,208
==============================================================================================================
CLASS B
Shares sold                                109,261                261,298   $  1,061,465          $  2,413,483
Shares issued in reinvestment of
  dividends                                 10,683                  5,077        102,670                48,933
Shares repurchased                        (62,761)                (13,845)      (608,556)              (45,673)
--------------------------------------------------------------------------------------------------------------
NET INCREASE                                57,183                252,530   $    555,579          $  2,416,743
==============================================================================================================

----------
+ Commencement of operations.

O  THE GUARDIAN TAX-EXEMPT FUND


                                        Six Months                            Six Months
                                             Ended          Year Ended             Ended          Year Ended
                                     June 30, 1999   December 31, 1998     June 30, 1999   December 31, 1998
                                       (Unaudited)           (Audited)       (Unaudited)           (Audited)
                                     -------------   -----------------     -------------   -----------------
                                                 Shares                                   Amount
                                     ---------------------------------     ---------------------------------
Shares sold                              3,577,989           2,184,548      $ 35,683,675        $ 22,216,685
Shares issued in reinvestment of
  dividends and distributions              162,116             230,604         1,621,606           2,320,394
Shares repurchased                        (451,861)           (178,814)       (4,530,088)         (1,794,118)
------------------------------------------------------------------------------------------------------------
NET INCREASE                             3,288,244           2,236,338      $ 32,775,193        $ 22,742,961
============================================================================================================


O  THE GUARDIAN CASH MANAGEMENT FUND


                                                                              Six Months
                                                                                   Ended          Year Ended
                                                                           June 30, 1999   December 31, 1998
                                                                             (Unaudited)           (Audited)
                                                                            ------------   -----------------
                                                                                Shares/@ $1 per share
                                                                            --------------------------------
CLASS A
Shares sold                                                                  837,683,238         754,062,229
Shares issued in reinvestment of
  dividends                                                                    4,843,388           7,764,025
Shares repurchased                                                          (801,367,635)       (668,353,118)
------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                  41,158,991          93,473,136
============================================================================================================
CLASS B
Shares sold                                                                    9,958,061          26,314,334
Shares issued in reinvestment of
  dividends                                                                      209,893             331,516
Shares repurchased                                                           (10,097,576)        (20,080,072)
------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                      70,378           6,565,778
============================================================================================================

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                          Net Realized
                                                                                          & Unrealized
                                                                                         Gain/(Loss) on
                                                                                           Investments     Increase/
                                                                 Net Asset        Net      and Foreign    (Decrease)   Dividends
                                                                  Value,      Investment    Currency         from      from Net
                                                                 Beginning      Income/      Related      Investment  Investment
                                                                 of Period      (Loss)    Transactions    Operations    Income
                                                                 ----------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
   CLASS A:
    Six months ended 6/30/99++                                    $51.88        $0.09         $4.08         $4.17      $(0.07)
    Year ended 12/31/98                                            46.12         0.35          9.38          9.73       (0.34)
    Year ended 12/31/97                                            37.91         0.40         12.61         13.01       (0.39)
    Year ended 12/31/96                                            33.97         0.42          8.41          8.83       (0.42)
    Year ended 12/31/95                                            26.89         0.33          8.87          9.20       (0.33)
    Year ended 12/31/94                                            28.63         0.31         (0.72)        (0.41)      (0.31)
   CLASS B:
    Six months ended 6/30/99++                                     51.59        (0.14)         4.04          3.90        0.00
    Year ended 12/31/98                                            46.02        (0.08)         9.28          9.20        0.00
    Year ended 12/31/97                                            37.90         0.00         12.54         12.54       (0.01)
    Period from 5/1/96+ to 12/31/96                                36.26         0.05          6.10          6.15       (0.05)
THE GUARDIAN PARK AVENUE SMALL CAP FUND
   CLASS A:
    Six months ended 6/30/99++                                     12.80        (0.03)        (0.17)        (0.20)         --
    Year ended 12/31/98                                            13.77        (0.03)        (0.83)        (0.86)         --
    Period from 4/2/97+ to 12/31/97                                10.00         0.00          3.91          3.91          --
   CLASS B:
    Six months ended 6/30/99++                                     12.61        (0.09)        (0.16)        (0.25)         --
    Year ended 12/31/98                                            13.67        (0.15)        (0.80)        (0.95)         --
    Period from 5/6/97+ to 12/31/97                                10.57        (0.04)         3.28          3.24          --
THE GUARDIAN ASSET ALLOCATION FUND
   CLASS A:
    Six months ended 6/30/99++                                     14.78         0.17          0.41          0.58       (0.13)
    Year ended 12/31/98                                            14.05         0.39          2.31          2.70       (0.43)
    Year ended 12/31/97                                            12.96         0.34          2.77          3.11       (0.34)
    Year ended 12/31/96                                            12.19         0.23          1.96          2.19       (0.23)
    Year ended 12/31/95                                            10.23         0.23          2.29          2.52       (0.23)
    Year ended 12/31/94                                            10.98         0.28         (0.52)        (0.24)      (0.28)
   CLASS B:
    Six months ended 6/30/99++                                     14.73         0.10          0.42          0.52       (0.08)
    Year ended 12/31/98                                            14.00         0.24          2.31          2.55       (0.28)
    Year ended 12/31/97                                            12.92         0.17          2.77          2.94       (0.18)
    Period from 5/1/96+ to 12/31/96                                12.61         0.04          1.50          1.54       (0.04)
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
   CLASS A:
    Six months ended 6/30/99++                                     18.41         0.06          0.53          0.59       (0.03)
    Year ended 12/31/98                                            16.08         0.02          3.13          3.15       (0.01)
    Year ended 12/31/97                                            15.22         0.02          1.66          1.68          --
    Year ended 12/31/96                                            13.57         0.05          1.89          1.94       (0.05)
    Year ended 12/31/95                                            13.01         0.04          1.40          1.44       (0.04)
    Year ended 12/31/94                                            13.19         0.01         (0.09)        (0.08)      (0.01)

 +   Commencement of operations.

++   Unaudited.

                                                                                       Distributions
                                                                                           from
                                                                                       Net Realized
                                                                      Distributions       Gain on
                                                                        in Excess       Investment       Net Asset
                                                                         of Net         and Foreign       Value,
                                                                       Investment    Currency Related     End of        Total
                                                                         Income        Transactions       Period       Return*
                                                                 -------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND
   CLASS A:
    Six months ended 6/30/99++                                             --            $(1.23)          $54.75         8.12%
    Year ended 12/31/98                                                    --             (3.63)           51.88        21.30
    Year ended 12/31/97                                                    --             (4.41)           46.12        34.85
    Year ended 12/31/96                                                $(0.01)            (4.46)           37.91        26.49
    Year ended 12/31/95                                                    --             (1.79)           33.97        34.28
    Year ended 12/31/94                                                    --             (1.02)           26.89        (1.44)
   CLASS B:
    Six months ended 6/30/99++                                             --             (1.23)           54.26         7.66
    Year ended 12/31/98                                                    --             (3.63)           51.59        20.16
    Year ended 12/31/97                                                    --             (4.41)           46.02        33.53
    Period from 5/1/96+ to 12/31/96                                        --             (4.46)           37.90        17.35
THE GUARDIAN PARK AVENUE SMALL CAP FUND
   CLASS A:
    Six months ended 6/30/99++                                             --                --            12.60        (1.56)
    Year ended 12/31/98                                                    --             (0.11)           12.80        (6.35)
    Period from 4/2/97+ to 12/31/97                                        --             (0.14)           13.77        39.16
   CLASS B:
    Six months ended 6/30/99++                                             --                --            12.36        (1.98)
    Year ended 12/31/98                                                    --             (0.11)           12.61        (7.05)
    Period from 5/6/97+ to 12/31/97                                        --             (0.14)           13.67        30.47
THE GUARDIAN ASSET ALLOCATION FUND
   CLASS A:
    Six months ended 6/30/99++                                             --             (0.48)           14.75         4.02
    Year ended 12/31/98                                                    --             (1.54)           14.78        19.41
    Year ended 12/31/97                                                    --             (1.68)           14.05        24.44
    Year ended 12/31/96                                                    --             (1.19)           12.96        18.74
    Year ended 12/31/95                                                    --             (0.33)           12.19        24.51
    Year ended 12/31/94                                                    --             (0.23)           10.23        (2.13)
   CLASS B:
    Six months ended 6/30/99++                                             --             (0.48)           14.69         3.64
    Year ended 12/31/98                                                    --             (1.54)           14.73        18.32
    Year ended 12/31/97                                                    --             (1.68)           14.00        23.09
    Period from 5/1/96+ to 12/31/96                                        --             (1.19)           12.92        12.07
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
   CLASS A:
    Six months ended 6/30/99++                                             --             (0.13)           18.84         3.19
    Year ended 12/31/98                                                    --             (0.81)           18.41        19.61
    Year ended 12/31/97                                                 (0.16)            (0.66)           16.08        11.07
    Year ended 12/31/96                                                 (0.05)            (0.19)           15.22        14.33
    Year ended 12/31/95                                                 (0.23)            (0.61)           13.57        11.14
    Year ended 12/31/94                                                    --             (0.09)           13.01        (0.55)



                                                                            Ratios/Supplemental Data
                                                     ----------------------------------------------------------------------
                                                                                                      Net
                                                     Net Assets,                                    Investment
                                                       End of          Expenses       Expenses     Income/(Loss)  Portfolio
                                                       Period         to Average       Waived       to Average    Turnover
                                                   (000's Omitted)   Net Assets(b)     By GISC      Net Assets      Rate
                                                ---------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND
   CLASS A:
    Six months ended 6/30/99++                       $3,014,294        0.77%  (a)         --         0.33% (a)      33%
    Year ended 12/31/98                               2,990,767        0.78               --         0.72           55
    Year ended 12/31/97                               2,312,632        0.79               --         0.95           50
    Year ended 12/31/96                               1,392,186        0.79               --         1.19           81
    Year ended 12/31/95                                 972,275        0.81               --         1.07           78
    Year ended 12/31/94                                 640,917        0.84               --         1.15           54
   CLASS B:
    Six months ended 6/30/99++                          432,496        1.68   (a)         --        (0.58) (a)      33
    Year ended 12/31/98                                 389,489        1.70               --        (0.21)          55
    Year ended 12/31/97                                 201,746        1.73               --         0.00           50
    Period from 5/1/96+ to 12/31/96                      36,006        1.77   (a)         --         0.04  (a)      81
THE GUARDIAN PARK AVENUE SMALL CAP FUND
   CLASS A:
    Six months ended 6/30/99++                           93,667        1.35   (a)         --        (0.51) (a)      42
    Year ended 12/31/98                                 127,525        1.32               --        (0.29)          63
    Period from 4/2/97+ to 12/31/97                     101,016        1.36   (a)         --         0.04  (a)      25
   CLASS B:
    Six months ended 6/30/99++                           18,456        2.25   (a)         --        (1.39) (a)      42
    Year ended 12/31/98                                  22,122        2.17               --        (1.14)          63
    Period from 5/6/97+ to 12/31/97                      18,248        2.26   (a)         --        (1.01) (a)      25
THE GUARDIAN ASSET ALLOCATION FUND
   CLASS A:
    Six months ended 6/30/99++                          214,099        0.51   (a)(c)   $0.57         2.43  (a)       6
    Year ended 12/31/98                                 194,827        0.60   (c)       0.52         2.52           23
    Year ended 12/31/97                                 136,948        0.95   (c)       0.19         2.50           58
    Year ended 12/31/96                                  88,190        1.30               --         1.91          122
    Year ended 12/31/95                                  70,591        1.25               --         1.98          219
    Year ended 12/31/94                                  54,875        1.30               --         2.72          216
   CLASS B:
    Six months ended 6/30/99++                           34,999        1.36   (a)(c)    0.57         1.61  (a)       6
    Year ended 12/31/98                                  27,545        1.48   (c)       0.52         1.70           23
    Year ended 12/31/97                                  14,066        2.04   (c)       0.19         1.50           58
    Period from 5/1/96+ to 12/31/96                       5,075        2.39   (a)         --         0.70  (a)     122
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
   CLASS A:
    Six months ended 6/30/99++                          113,647        1.50   (a)         --         0.60  (a)      26
    Year ended 12/31/98                                  93,871        1.56               --        (0.01)          44
    Year ended 12/31/97                                  66,999        1.62               --         0.07           55
    Year ended 12/31/96                                  57,593        1.70               --         0.29           39
    Year ended 12/31/95                                  44,546        1.74               --         0.19           51
    Year ended 12/31/94                                  37,542        1.91               --         0.20           33

*    Excludes the effect of sales load.

(a)  Annualized.

(b)  After expenses waived by GISC.

(c)  Amounts do not include the activity of the underlying Funds.

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                            Net Realized
                                                                                            & Unrealized
                                                                                           Gain/(Loss) on
                                                                                             Investments     Increase/
                                                                 Net Asset        Net        and Foreign    (Decrease)   Dividends
                                                                  Value,       Investment     Currency         from      from Net
                                                                 Beginning       Income/       Related      Investment  Investment
                                                                 of Period       (Loss)     Transactions    Operations    Income
                                                                 -------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
  CLASS B:
   Six months ended 6/30/99++                                     $17.97        $(0.01)         $0.48         $0.47           --
   Year ended 12/31/98                                             15.87         (0.09)          3.00          2.91           --
   Year ended 12/31/97                                             15.12         (0.11)          1.52          1.41           --
   Period from 5/1/96+ to 12/31/96                                 14.71         (0.04)          0.76          0.72       $(0.04)
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
  CLASS A:
   Six months ended 6/30/99++                                       6.66         (0.03)          1.69          1.66           --
   Year ended 12/31/98                                              9.38          0.01          (2.73)        (2.72)       (0.00)+++
   Period from 4/2/97+ to 12/31/97                                 10.00          0.04          (0.63)        (0.59)       (0.03)
  CLASS B:
   Six months ended 6/30/99++                                       6.44         (0.13)          1.62          1.49           --
   Year ended 12/31/98                                              9.30         (0.18)         (2.68)        (2.86)          --
   Period from 5/6/97+ to 12/31/97                                 10.28         (0.09)         (0.89)        (0.98)          --
THE GUARDIAN INVESTMENT QUALITY BOND FUND
  CLASS A:
   Six months ended 6/30/99++                                       9.99          0.25          (0.39)        (0.14)       (0.25)
   Year ended 12/31/98                                              9.91          0.53           0.23          0.76        (0.53)
   Year ended 12/31/97                                              9.70          0.58           0.21          0.79        (0.58)
   Year ended 12/31/96                                             10.00          0.55          (0.30)         0.25        (0.55)
   Year ended 12/31/95                                              9.12          0.59           0.88          1.47        (0.59)
   Year ended 12/31/94                                             10.04          0.46          (0.90)        (0.44)       (0.46)
THE GUARDIAN HIGH YIELD BOND FUND
  CLASS A:
   Six months ended 6/30/99++                                       9.84          0.41          (0.44)        (0.03)       (0.41)
   Period from 9/1/98++++ to 12/31/98                               9.26          0.38           0.58          0.96        (0.38)
  CLASS B:
   Six months ended 6/30/99++                                       9.83          0.35          (0.44)        (0.09)       (0.35)
   Period from 9/1/98++++ to 12/31/98                               9.26          0.31           0.57          0.88        (0.31)
THE GUARDIAN TAX-EXEMPT FUND
  CLASS A:
   Six months ended 6/30/99++                                      10.13          0.20          (0.38)        (0.18)       (0.20)
   Year ended 12/31/98                                              9.99          0.43           0.17          0.60        (0.43)
   Year ended 12/31/97                                              9.61          0.44           0.38          0.82        (0.44)
   Year ended 12/31/96                                              9.69          0.42          (0.08)         0.34        (0.42)
   Year ended 12/31/95                                              8.86          0.44           0.83          1.27        (0.44)
   Year ended 12/31/94                                             10.20          0.40          (1.30)        (0.90)       (0.40)

   + Commencement of operations.
  ++ Unaudited
 +++ Rounds to less than $0.01.
++++ Date of initial public investment.

                                                                                 Distributions
                                                                                     from
                                                                                 Net Realized
                                                                Distributions       Gain on
                                                                  in Excess       Investment     Net Asset
                                                                   of Net         and Foreign     Value,
                                                                 Investment    Currency Related   End of       Total
                                                                   Income        Transactions     Period      Return*
                                                                ---------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
  CLASS B:
   Six months ended 6/30/99++                                         --           $(0.13)        $18.31        2.63%
   Year ended 12/31/98                                                --            (0.81)         17.97       18.36
   Year ended 12/31/97                                                --            (0.66)         15.87        9.37
   Period from 5/1/96+ to 12/31/96                                $(0.08)           (0.19)         15.12        4.34
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
  CLASS A:
   Six months ended 6/30/99++                                         --                --          8.32       24.92
   Year ended 12/31/98                                                --                --          6.66      (28.97)
   Period from 4/2/97+ to 12/31/97                                    --                --          9.38       (5.86)
  CLASS B:
   Six months ended 6/30/99++                                         --                --          7.93       23.14
   Year ended 12/31/98                                                --                --          6.44      (30.75)
   Period from 5/6/97+ to 12/31/97                                    --                --          9.30       (9.71)
THE GUARDIAN INVESTMENT QUALITY BOND FUND
  CLASS A:
   Six months ended 6/30/99++                                         --            (0.03)          9.57       (1.44)
   Year ended 12/31/98                                                --            (0.15)          9.99        7.89
   Year ended 12/31/97                                                --                --          9.91        8.43
   Year ended 12/31/96                                                --                --          9.70        2.73
   Year ended 12/31/95                                                --                --         10.00       16.64
   Year ended 12/31/94                                                --            (0.02)          9.12       (4.50)
THE GUARDIAN HIGH YIELD BOND FUND
  CLASS A:
   Six months ended 6/30/99++                                         --            (0.02)          9.38       (0.44)
   Period from 9/1/98++++ to 12/31/98                                 --                --          9.84        9.24
  CLASS B:
   Six months ended 6/30/99++                                         --            (0.02)          9.37       (1.01)
   Period from 9/1/98++++ to 12/31/98                                 --                --          9.83        8.61
THE GUARDIAN TAX-EXEMPT FUND
  CLASS A:
   Six months ended 6/30/99++                                         --            (0.00)+++       9.75       (1.77)
   Year ended 12/31/98                                                --            (0.03)         10.13        6.11
   Year ended 12/31/97                                                --                --          9.99        8.74
   Year ended 12/31/96                                                --                --          9.61        3.62
   Year ended 12/31/95                                                --                --          9.69       14.59
   Year ended 12/31/94                                                --            (0.04)          8.86       (8.98)


                                                                                    Ratios/Supplemental Data
                                                                 ------------------------------------------------------------------
                                                                                                        Expenses
                                                                   Net Assets,                         (excluding
                                                                     End of         Expenses        interest expense)   Expenses
                                                                     Period        to Average          to average      Subsidized
                                                                 (000's Omitted)  Net Assets(c)      Net Assets (b)      By GISC
                                                                 ------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
  CLASS B:
   Six months ended 6/30/99++                                        $11,458         2.54%(a)             --             --
   Year ended 12/31/98                                                10,216         2.67                 --             --
   Year ended 12/31/97                                                 6,268         2.91                 --             --
   Period from 5/1/96+ to 12/31/96                                     3,313         3.05 (a)             --             --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
  CLASS A:
   Six months ended 6/30/99++                                         21,133         2.50 (a)             --             --
   Year ended 12/31/98                                                16,342         2.55                 --             --
   Period from 4/2/97+ to 12/31/97                                    21,472         2.31 (a)             --             --
  CLASS B:
   Six months ended 6/30/99++                                          1,689         5.38 (a)             --             --
   Year ended 12/31/98                                                 1,367         5.04                 --             --
   Period from 5/6/97+ to 12/31/97                                     2,009         4.24 (a)             --             --
THE GUARDIAN INVESTMENT QUALITY BOND FUND
  CLASS A:
   Six months ended 6/30/99++                                        141,341         0.81 (a)           0.80%(a)       0.13%(a)
   Year ended 12/31/98                                               142,199         0.85 (b)           0.75           0.21
   Year ended 12/31/97                                                98,935         0.75 (b)             --           0.29
   Year ended 12/31/96                                                50,794         0.75 (b)             --           0.37
   Year ended 12/31/95                                                53,706         0.75 (b)             --           0.39
   Year ended 12/31/94                                                43,487         1.46                 --             --
THE GUARDIAN HIGH YIELD BOND FUND
  CLASS A:
   Six months ended 6/30/99++                                         54,013         0.75 (a)             --           0.39 (a)
   Period from 9/1/98++++ to 12/31/98                                 51,288         0.75 (a)(b)          --           0.51 (a)
  CLASS B:
   Six months ended 6/30/99++                                          2,902         1.83 (a)             --           1.00 (a)
   Period from 9/1/98++++ to 12/31/98                                  2,482         2.33 (a)(b)          --           0.51 (a)
THE GUARDIAN TAX-EXEMPT FUND
  CLASS A:
   Six months ended 6/30/99++                                        100,085         0.80 (a)             --           0.14 (a)
   Year ended 12/31/98                                                70,720         0.75 (b)             --           0.26
   Year ended 12/31/97                                                47,360         0.75 (b)             --           0.31
   Year ended 12/31/96                                                39,185         0.75 (b)             --           0.60
   Year ended 12/31/95                                                17,501         0.75 (b)             --           0.79
   Year ended 12/31/94                                                15,967         1.09 (b)             --           0.47


                                                                   Ratios/Supplemental Data
                                                                 ----------------------------
                                                                     Net
                                                                  Investment
                                                                 Income/(Loss)      Portfolio
                                                                   to Average       Turnover
                                                                   Net Assets        Rate
                                                                 ----------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
  CLASS B:
   Six months ended 6/30/99++                                      (0.45)%(a)         26%
   Year ended 12/31/98                                             (1.13)             44
   Year ended 12/31/97                                             (1.46)             55
   Period from 5/1/96+ to 12/31/96                                 (1.47) (a)         39
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
  CLASS A:
   Six months ended 6/30/99++                                      (0.96) (a)         63
   Year ended 12/31/98                                              0.18              83
   Period from 4/2/97+ to 12/31/97                                  0.61  (a)         36
  CLASS B:
   Six months ended 6/30/99++                                      (3.84) (a)         63
   Year ended 12/31/98                                             (2.31)             83
   Period from 5/6/97+ to 12/31/97                                 (0.02) (a)         36
THE GUARDIAN INVESTMENT QUALITY BOND FUND
  CLASS A:
   Six months ended 6/30/99++                                       5.12  (a)        164
   Year ended 12/31/98                                              5.24             309
   Year ended 12/31/97                                              5.94             313
   Year ended 12/31/96                                              5.73             257
   Year ended 12/31/95                                              6.11             401
   Year ended 12/31/94                                              4.94             186
THE GUARDIAN HIGH YIELD BOND FUND
  CLASS A:
   Six months ended 6/30/99++                                       8.44  (a)         65
   Period from 9/1/98++++ to 12/31/98                               8.31  (a)         11
  CLASS B:
   Six months ended 6/30/99++                                       7.36  (a)         65
   Period from 9/1/98++++ to 12/31/98                               6.85  (a)         11
THE GUARDIAN TAX-EXEMPT FUND
  CLASS A:
   Six months ended 6/30/99++                                       4.05  (a)         77
   Year ended 12/31/98                                              4.29             111
   Year ended 12/31/97                                              4.51             202
   Year ended 12/31/96                                              4.96             240
   Year ended 12/31/95                                              4.66             194
   Year ended 12/31/94                                              4.26             107

 *  Excludes the effect of sales load.

(a) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/98 (commencement of operations).

(b) After expenses subsidized by GISC.

(c) Expense ratio includes interest expense associated with the investment in reverse repurchase agreements.

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================


|_| SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:




                                                 Net Asset                                  Dividends      Net Asset
                                                  Value,                   Net               from Net       Value,
                                                 Beginning             Investment           Investment      End of          Total
                                                 of Period               Income               Income        Period         Return*
                                                 -----------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
 CLASS A:
       Six months ended 6/30/99++                 $1.000                $0.020              $(0.020)       $1.000           2.05%
       Year ended 12/31/98                         1.000                 0.047               (0.047)        1.000           4.76
       Year ended 12/31/97                         1.000                 0.047               (0.047)        1.000           4.81
       Year ended 12/31/96                         1.000                 0.045               (0.045)        1.000           4.62
       Year ended 12/31/95                         1.000                 0.051               (0.051)        1.000           5.22
       Year ended 12/31/94                         1.000                 0.034               (0.034)        1.000           3.48

 CLASS B:
       Six months ended 6/30/99++                  1.000                 0.020               (0.020)        1.000           2.05
       Year ended 12/31/98                         1.000                 0.047               (0.047)        1.000           4.76
       Year ended 12/31/97                         1.000                 0.047               (0.047)        1.000           4.81
       Period from 5/1/96+ to 12/31/96             1.000                 0.028               (0.028)        1.000           2.81 (b)

  + Commencement of operations.
 ++ Unaudited.

                                                                              Ratios/Supplemental Data
                                             ---------------------------------------------------------------------------------------
                                                                                                                            Net
                                                 Net Assets,                                                             Investment
                                                   End of                  Expenses                   Expenses             Income
                                                  Period                  to Average                Subsidized           to Average
                                              (000's Omitted)            Net Assets(c)                by GISC            Net Assets
                                             ---------------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
 CLASS A:
       Six months ended 6/30/99++                 $267,156                  0.85%(a)                  0.12%(a)            4.10%(a)
       Year ended 12/31/98                         225,997                  0.85                      0.19                4.65
       Year ended 12/31/97                         132,523                  0.85                      0.28                4.71
       Year ended 12/31/96                          88,217                  0.90                      0.30                4.62
       Year ended 12/31/95                          69,913                  0.85                      0.37                5.10
       Year ended 12/31/94                          56,730                  0.87                      0.50                3.54

 CLASS B:
       Six months ended 6/30/99++                   12,500                  0.85 (a)                  0.97 (a)            4.10(a)
       Year ended 12/31/98                          12,430                  0.85                      0.97                4.65
       Year ended 12/31/97                           5,864                  0.85                      1.10                4.71
       Period from 5/1/96+ to 12/31/96               2,583                  1.16 (a)                  0.59 (a)            4.43(a)

 *   Excludes the effect of sales load.
(a)  Annualized.
(b)  Not annualized.
(c)  After expenses subsidized by GISC.

o  TRUSTEES
   Joseph D. Sargent--Chair
   John C. Angle
   Frank J. Fabozzi, Ph.D.
   Arthur V. Ferrara, CLU
   Leo R. Futia, CLU
   William W. Hewitt, Jr.
   Sidney I. Lirtzman, Ph.D.
   Carl W. Schafer
   Robert G. Smith, Ph.D


o  OFFICERS
   Frank J. Jones--President
   Joseph A. Caruso
   Howard W. Chin
   Alexander M. Grant, Jr.
   Edward H. Hocknell
   Jonathan C. Jankus
   Ann T. Kearney
   Peter J. Liebst
   Larry A. Luxenberg
   R. Robin Menzies
   Andrew J. Mika
   Nydia Morrison
   John B. Murphy
   Karen L. Olvany
   Frank L. Pepe
   Richard T. Potter, Jr.
   Marjorie A. Silverman
   Thomas G. Sorell
   Donald Sullivan, Jr.



   Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

   This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.





o  INVESTMENT ADVISER & DISTRIBUTOR
   Guardian Investor Services Corporation(R)
   7 Hanover Square
   New York, New York 10004


o  CUSTODIAN OF ASSETS
   State Street Bank and Trust Company
   Custody Division
   1776 Heritage Drive
   North Quincy, Massachusetts 02171


o SHAREHOLDER SERVICING AGENT, TRANSFER AGENT & DIVIDEND PAYING AGENT FOR STATE STREET BANK AND TRUST COMPANY
   National Financial Data Services
   Post Office Box 419611
   Kansas City, Missouri 64141-6611


o  INDEPENDENT AUDITORS
   Ernst & Young LLP
   787 Seventh Avenue
   New York, New York 10019











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New York, New York 10004

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EB011 566M 6/99